UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2011

Date of reporting period: September 30, 2011

Item 1.	Reports to Stockholders.

SEI Institutional International Trust

Annual Report as of September 30, 2011

International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2011

International Equity Fund

I. Objective:

The International Equity Fund (the “Fund”) seeks to provide long-term capital appreciation by investing in equity securities of foreign issuers.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund uses the following sub-advisers as of September 30, 2011: Acadian Asset Management LLC, Causeway Capital Management LLC, del Rey Global Investors LLC, INTECH Investment Management LLC, Neuberger Berman Management LLC, Quantitative Management Associates LLC, Schroder Investment Management North America, Inc. and Tradewinds Global Investors LLC. For the year ended September 30, 2011, Causeway Capital Management LLC, del Rey Global Investors LLC and Tradewinds Global Investors LLC were added to the Fund.

III. Market Commentary:

Over the past year, investor fear drove volatility in global equity markets and led to measurable losses by September 30, 2011. The period began with positive momentum at the end of 2010 that was driven by “less bad” economic news and optimism regarding the prospects of additional quantitative easing measures by the U.S. Federal Reserve. However, jitters already began to take hold, stemming from concerns over the European sovereign debt situation as well as the prospects of a hard landing for the Chinese domestic economy. The beginning of 2011 saw continued positive — though diminished — market trends as favorable economic news drove markets upward despite the political turmoil in the Middle East and catastrophic events that took place in Japan. The third quarter of 2011, though, was tough on equity investors. All emerging and developed regions posted sharply negative returns, citing continued concerns about the European debt crisis, slow economic growth in China and a political stalemate in the U.S. that delayed resolution of the country’s debt ceiling extension and prompted Standard & Poor’s to downgrade its debt from AAA to AA+. Overall, emerging markets and eurozone countries were hurt most for the trailing 12 months, with Greece unsurprisingly the hardest hit overall. On a regional basis, Japan felt the least impact from the market downturn due to its strong recovery from the catastrophic earthquake and tsunami in March, as well as a relatively strong currency. The Consumer Staples and Health Care sectors did well for the period, managing to post positive returns. In contrast, Materials and Utilities posted large negative results, along with Financials, which underperformed all other sectors by a wide margin. Growth outperformed value, and large-cap companies outperformed small-cap companies for the one-year period.

IV. Return vs. Benchmark:

For the year ended September 30, 2011, the Fund’s Class A Shares underperformed the MSCI EAFE Index (the “Index”), returning -11.34% versus the Index return of -9.36%.

V. Fund Attribution:

At the sector level, Fund underperformance was caused by stock selection and the allocation to emerging markets. Selection in Energy and Financials hurt most, while selection in Industrials and Telecommunications helped. The underweight to Consumer Staples hampered results for the period as well. Regionally, stock selection within Europe helped. In terms of allocation, the overweight to emerging markets (which underperformed for the period) and underweight to the U.K. (which had relatively strong performance for the period) drove negative performance.

International Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	(11.34)%	(5.03)%	(7.78)%	1.90%	2.32%
Class I	(11.44)%	(5.21)%	(7.98)%	1.68%	2.08%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A and Class I, versus the MSCI EAFE Index

[1]

For the period ended September 30, 2011. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 20, 1989. Class I Shares performance for the period prior to January 4, 2002 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2011	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2011

Emerging Markets Equity Fund

I. Objective:

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund uses the following sub-advisers as of September 30, 2011: Artisan Partners Limited Partnership, Delaware Management Company, JO Hambro Capital Management Limited, Lazard Asset Management LLC, Neuberger Berman Management LLC, PanAgora Asset Management, Inc. and The Boston Company Asset Management LLC. For the year ended September 30, 2011, Delaware Management Company and JO Hambro Capital Management Limited were added to the Fund.

III. Market Commentary:

For the year ended September 30, 2011, emerging markets lagged the developed world by double digits, with uncertainty driving the direction of markets. The period began with positive momentum caused by improving global economic news. However, this was tempered by fear stemming from concerns over the European sovereign debt situation and the prospect of a hard landing for the Chinese domestic economy. The beginning of 2011 saw sustained positive — though diminished — trends, as continued positive economic news drove markets upward despite the political turmoil in the Middle East, the threat of military conflict in Korea and the catastrophic events that took place in Japan. The third quarter of 2011, though, was tough on equity investors. All emerging and developed regions posted sharply negative returns, citing continued concerns about the European debt crisis, slowing economic growth in China, and the political stalemate in the U.S. that delayed resolution of the country’s debt ceiling extension and prompted Standard & Poor’s to downgrade its debt from AAA to AA+. In general, the larger countries, namely Brazil, India and China, weighed heaviest on emerging markets’ performance for the period. There was also event-driven underperformance in Egypt, as well as economic concerns that caused poor performance in portions of emerging Europe (Turkey,

Hungary and Poland). Indonesia was the strongest performing country within the emerging markets benchmark for the trailing 12-month period.

IV. Return vs. Benchmark:

For the year ended September 30, 2011, the Fund underperformed the MSCI Emerging Markets Index (Gross) (the “Index”), returning -20.38% versus the Index return of -16.15%.

V. Fund Attribution:

For the year ended September 30, 2011, the Fund experienced negative relative performance due to stock selection, mainly in the Consumer Discretionary and Consumer Staples sectors. In contrast, an underweight to Financials contributed positively. Regionally, stock selection hurt results most, with little effect from portfolio allocation. While stock selection in Indonesia was strong, weak selection in some of the larger emerging markets countries, namely India, Mexico and Russia, dragged on the Fund’s performance.

Emerging Markets Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	(20.38)%	3.30%	1.73%	12.92%	4.46%

Comparison of Change in the Value of a $100,000 Investment in the

Emerging Markets Equity Fund, versus the MSCI Emerging Markets Index (Gross)

[1]

For the period ended September 30, 2011. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

2	SEI Institutional International Trust / Annual Report / September 30, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2011

International Fixed Income Fund

I. Objective and Strategy:

The International Fixed Income Fund (the “Fund”) seeks to provide capital appreciation and current income.

II. Multi-Manager Approach:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund uses the following sub-advisers as of September 30, 2011: AllianceBernstein L.P., Wellington Management Company, LLP and Fidelity International Investment Advisors (UK) Limited. For the one-year period ending September 30, 2011, UBS Global Asset Management (Americas) Inc. was terminated from the Fund.

III. Market Commentary:

The year ended September 30, 2011 was extremely volatile, with markets flipping between “risk-on” and “risk-off” modes almost daily. Over the last 12 months, the U.S. witnessed a second round of quantitative easing followed by “Operation Twist.” These unconventional measures helped the U.S. Federal Reserve lower the U.S. yield curve to keep the country’s economy and housing market alive. The U.S. debt ceiling debacle all but assured S&P’s downgrade of the country’s debt rating from AAA to AA+. Europe saw an escalation of concerns in the wake of the continuing Greek debt issue: Ireland and Portugal asked for a bailout, Spain and Italy were downgraded several notches, the Greek economy required a substantial haircut on its debt, and the European Central Bank raised its main rate from 1.0% to 1.5% and bought government debt on the secondary market to avoid a complete panic due to a possible contagion effect. Last — but not least — the Bank of England increased the size of its quantitative easing program. In Asia, Japan was hit in March 2011 by a devastating earthquake and tsunami that derailed the local economy and negatively impacted the global economy. Prior to the Japanese disaster, the economic environment appeared to be back on track. However, it has shown signs of slowing since then. The industrialized world is relying on emerging markets to keep global growth positive. The consensus view is that the U.S., Europe and the rest of the world will find a way to muddle through the current economic situation.

On the market front, the major Treasury markets (U.S., Europe and U.K.) are lower than one year ago. The intra-European Monetary Union spread widened significantly as political leaders were not able to demonstrate an ability to solve the eurozone’s problems. On the corporate bond side, spreads widened by a large margin, especially in Europe and in the Financial sector, as investors believed that a Greek debt restructuring was inevitable and that banks would have to take some pain through private sector involvement. The sub-Financial sector in Europe ended the period close to levels experienced in early 2008 in terms of poor liquidity. The securitized sector suffered as well.

IV. Return vs. Benchmark:

For the year ended September 30, 2011, the Fund underperformed the Barclays Capital Global Aggregate ex-USD Index, Hedged (the “Index”), returning 0.41% versus the Index return of 1.32%.

V. Fund Attribution:

The main detractor from performance was an overweight to corporate bonds — especially Financials — during the second and third quarter of 2011. Duration management was mixed, adding to performance during the last quarter of 2010 and the first quarter of 2011 but detracting during the second half of the one-year period. An underweight to covered bonds hurt results, as well did overweights to asset-backed securities and commercial mortgage-backed securities. The spread duration overweight detracted despite positive security selection within the securitized sector. An underweight stance to so-called European peripheral bonds and an overweight to core eurozone countries were positive.

The Fund used derivatives as a way to manage duration, yield-curve positioning and currency risk in a more efficient manner. The primary use of derivatives was to hedge the Fund against its USD-hedged benchmark through the use of futures and forwards. Currency hedging excluded, the use of other derivatives like interest rate swaps had a modestly positive impact on performance.

International Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	0.41%	5.67%	3.24%	4.97%	4.54%

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, versus the Barclays Capital Global Aggregate ex-USD Index, Hedged

[1]

For the period ended September 30, 2011. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2011	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2011

Emerging Markets Debt Fund

I. Objective:

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund uses the following sub-advisers as of September 30, 2011: Ashmore Investment Management Limited, ING Investment Management Advisors, B.V. and Stone Harbor Investment Partners LP. For the year ended September 30, 2011, no manager changes were made.

III. Market Commentary:

Emerging market debt, as measured by the JP Morgan EMBI Global Diversified Index, returned 0.77% during the year ended September 30, 2011.

Emerging markets debt began the period in a favorable market environment that was fresh off U.S. Federal Reserve Chairman Ben Bernanke’s quantitative easing agenda, which was perceived as supportive for growth, and in turn asset prices. The market provided a positive return for the period, albeit with the most volatility since the 2008 crisis. Regardless, yields trended downward and emerging market bonds weathered several headwinds, including the eurozone sovereign debt crisis and the political and social unrest in the Middle East. As the global growth outlook deteriorated, the resilience of emerging markets debt began to buckle late in the third quarter and the asset class eventually saw a reversal of inflows and the return of illiquidity.

Allocations to emerging markets corporate and local currency debt, which are not benchmark investments and make up a larger portion of the universe, helped during the earlier stages of the period. However, as risk aversion returned in the third quarter, corporate debt sold off followed by a steep drop in emerging markets exchange rates. Both of these sectors are the fastest-growing sectors in the asset class and continue to receive attention from new and crossover investors. Speculative investors continue to search for attractive yields within these sectors, and are partly responsible for the selloff in September. However, the number of speculators within emerging markets debt has declined in recent years.

Technically, the asset class continues to be supported by strong inflows, which are expected to reach $45 billion by the end of 2011 despite the $4 billion of outflows in September. Strong issuance from both sovereign and corporate entities was well-received by market participants, totaling about $220 billion of new sales during the period. From a fundamental perspective, emerging market countries continue to experience higher economic growth than the developed world. Debt levels continue to decline, commodity prices remain supportive and reserves continue to build, while the risks of inflation and overheating growth have toned down. The strength and improvements of emerging economies have not gone unnoticed as credit rating agencies have issued at least twice as many upgrades than downgrades during the period, despite the abundance of challenging news, with most downgrades issued to the Middle East and North Africa region. Central banks finished their tightening cycle and appear to be turning more dovish going into the last quarter of the year to help accommodate slowing growth.

IV. Return vs. Benchmark:

For the year ended September 30, 2011, the Fund underperformed the JP Morgan EMBI Global Diversified Index (the “Index”), returning -0.71% versus the Index return of 0.77%.

V. Fund Attribution:

An overweight to select lower-quality countries and security selection within corporate debt detracted from the Fund’s relative return. An underweight to investment-grade countries also hurt performance, while an underweight to Europe benefited returns.

At the country level, security selection in China was one of the largest detractors from performance, hurting the most in the third quarter of 2011. Diversification across various corporate sectors was unable to protect against broader risk aversion, while rumors of fraud in one of China’s largest companies instilled additional uncertainty about transparency among Chinese corporations. Security selection in corporate debt, particularly banks, within Kazakhstan detracted from

4	SEI Institutional International Trust / Annual Report / September 30, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2011

Emerging Markets Debt Fund (Concluded)

returns as well. An underweight to Lebanon led to underperformance as these bonds outperformed the broader market. Fund managers remain underweight in this area as current valuations do not compensate for risks. An overweight to Argentina proved negative for the Fund as investor risk aversion and the upcoming presidential elections led to further volatility and a drop in valuations. A shorter duration position across investment-grade countries also detracted from returns as U.S. Treasuries rallied on a deteriorating global environment.

Security selection in Venezuela and corporate debt in Mexico added to performance. Underweights to Belarus, Croatia and Hungary also helped as these countries suffered from a spillover of the crisis in peripheral Europe. The Fund benefited from its overweight position in Qatar on positive fundamentals and strong exports in natural gas.

Forward and swap contracts were used in the Fund for the year ended September 30, 2011 as a way to hedge particular positions, gain exposure to additional areas of the market or provide liquidity with the goal of more efficient portfolio management. The use of derivatives did not have a significant impact on Fund performance.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	(0.71)%	11.84%	7.73%	12.57%	10.25%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, versus the JP Morgan EMBI Global Diversified Index

[1]

For the period ended September 30, 2011. Past performance is no indication of future performance. Class A Shares were offered beginning June 26, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2011	5

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2011

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.5%

Australia — 3.0%
Newcrest Mining (A)	0.5%	210,593	$6,972
Rio Tinto (A) (B)	0.2	52,440	3,085
Other Securities	2.3		36,390

			46,447

Austria — 0.2%
Other Securities	0.2		3,182

Belgium — 1.6%
InBev (A)	0.7	191,098	10,158
Other Securities	0.9		15,356

			25,514

Bosnia and Herzegovina — 0.1%
Other Securities	0.1		1,665

Brazil — 0.9%
Other Securities	0.9		13,771

Canada — 4.3%
Barrick Gold	0.5	161,299	7,525
Other Securities	3.8		59,702

			67,227

Chile — 0.2%
Other Securities	0.2		2,893

China — 0.6%
Other Securities	0.6		9,111

Denmark — 1.2%
Novo Nordisk, Cl B (A)	0.5	78,172	7,808
Other Securities	0.7		10,605

			18,413

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Finland — 1.0%
Other Securities	1.0%		$15,686

France — 9.9%
AXA (A)	0.6	711,758	9,273
BNP Paribas (A)	0.6	238,052	9,398
GDF Suez (A)	0.4	223,617	6,654
LVMH Moet Hennessy Louis Vuitton (A)	0.6	66,889	8,842
Sanofi-Aventis (A)	1.3	317,999	20,948
Schneider Electric (A)	0.7	194,616	10,430
Other Securities	5.7		90,076

			155,621

Germany — 6.6%
Linde (A)	0.7	85,205	11,418
SAP (A)	0.5	157,408	8,021
Siemens (A)	0.8	141,336	12,735
Other Securities	4.6		72,168

			104,342

Greece — 0.3%
Other Securities	0.3		3,930

Guernsey — 0.0%
Other Securities	0.0		766

Hong Kong — 2.6%
China Mobile (A) (B)	0.5	709,500	6,938
Other Securities	2.1		33,608

			40,546

Indonesia — 0.1%
Other Securities	0.1		1,584

Ireland — 0.7%
Other Securities	0.7		11,418

Israel — 0.4%
Other Securities	0.4		6,536

Italy — 1.6%
Telecom Italia (A)	0.5	7,114,892	6,930
Other Securities	1.1		17,652

			24,582

Japan — 17.7%
Dai Nippon Printing (A)	0.5	723,000	7,481
Fanuc (A)	0.6	61,600	8,491
Honda Motor (A)	0.9	473,700	13,886
JGC (A)	0.5	324,200	7,933

6	SEI Institutional International Trust / Annual Report / September 30, 2011

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Jupiter Telecommunications (A)	0.5%	6,727	$7,283
KDDI (A)	0.7	1,488	10,251
Seven & I Holdings (A)	0.8	473,300	13,275
Sony Financial Holdings (A)	0.4	456,000	6,967
Sumitomo Mitsui Financial Group (A)	0.5	260,800	7,353
Toyota Motor (A)	0.5	247,900	8,503
Other Securities	11.8		186,134

			277,557

Malaysia — 0.1%
Other Securities	0.1		2,355

Malta — 0.0%
Other Securities	0.0		—

Mexico — 0.1%
Other Securities	0.1		1,970

Netherlands — 4.9%
Akzo Nobel (A)	0.7	248,445	10,979
Reed Elsevier (A)	0.6	893,370	9,838
Other Securities	3.6		56,052

			76,869

New Zealand — 0.5%
Telecom of New Zealand (A)	0.5	4,013,208	7,999
Other Securities	0.0		469

			8,468

Norway — 1.1%
DnB (A) (B)	0.4	698,939	6,965
Statoil (A)	0.5	363,774	7,805
Other Securities	0.2		3,109

			17,879

Poland — 0.1%
Other Securities	0.1		1,727

Portugal — 0.1%
Other Securities	0.1		2,115

Russia — 0.4%
Other Securities	0.4		5,864

Singapore — 1.4%
Other Securities	1.4		22,143

South Africa — 1.0%
Other Securities	1.0		15,310

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

South Korea — 2.9%
Hyundai Mobis (A)	0.4%	23,459	$6,644
KT&G (A)	0.6	142,388	8,861
Samsung Electronics (A)	0.6	13,412	9,365
Shinhan Financial Group (A)	0.4	192,215	6,702
Other Securities	0.9		14,793

			46,365

Spain — 1.8%
Other Securities	1.8		28,481

Sweden — 1.7%
Other Securities	1.7		26,036

Switzerland — 8.4%
Givaudan (A)	0.6	11,823	9,201
Nestle (A)	1.3	357,319	19,630
Novartis (A)	1.9	544,080	30,330
Roche Holding (A)	1.1	111,291	17,937
Other Securities	3.5		55,258

			132,356

Taiwan — 0.1%
Other Securities	0.1		1,654

Thailand — 0.0%
Other Securities	0.0		504

United Kingdom — 17.3%
AstraZeneca (A)	0.7	255,020	11,306
BG Group (A)	0.6	463,847	8,868
BP (A)	0.7	1,780,335	10,663
British American Tobacco (A)	0.8	294,331	12,415
Diageo (A)	0.6	477,760	9,100
GlaxoSmithKline (A)	0.8	616,289	12,704
HSBC Holdings (A)	0.5	1,110,807	8,499
Kingfisher (A)	0.5	1,827,366	7,010
Rio Tinto (A)	0.7	256,627	11,369
Rio Tinto ADR	0.2	60,100	2,649
Rolls-Royce Holdings (A)	0.6	1,066,908	9,798
Tesco (A)	0.7	1,859,312	10,880
Vodafone Group (A)	1.4	8,735,162	22,490
Other Securities	8.5		133,907

			271,658

United States — 0.6%
Other Securities	0.6		8,658

Total Common Stock (Cost $1,721,440) ($ Thousands)			1,501,203

SEI Institutional International Trust / Annual Report / September 30, 2011	7

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

September 30, 2011

Description	Percentage of Net Assets (%)	Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)

PREFERRED STOCK — 0.2%

Germany — 0.2%
Other Securities	0.2%		$2,557

Total Preferred Stock (Cost $2,832) ($ Thousands)			2,557

U.S. TREASURY OBLIGATIONS — 0.3%
Other Securities	0.3		4,888

Total U.S. Treasury Obligations (Cost $4,888) ($ Thousands)			4,888

RIGHTS — 0.0%

Brazil — 0.0%
Other Securities	0.0		37

Total Rights (Cost $ —) ($ Thousands)			37

AFFILIATED PARTNERSHIP — 5.0%
SEI Liquidity Fund, L.P. 0.130%*† (C)	5.0	81,299,667	79,553

Total Affiliated Partnership (Cost $81,300) ($ Thousands)			79,553

TIME DEPOSITS — 2.0%

United States — 2.0%
Brown Brothers Harriman
4.899%, 10/03/11	ZAR	315	39
3.894%, 10/03/11	AUD	87	84
1.750%, 10/03/11	NZD	1	1
1.324%, 10/03/11	NOK	711	121
1.250%, 10/03/11	SEK	8	1
0.350%, 10/03/11	DKK	38	7
0.280%, 10/03/11	CAD	2	2
0.279%, 10/03/11	EUR	876	1,175
0.105%, 10/03/11	GBP	489	762
0.030%, 10/03/11		27,750	27,750
0.010%, 10/03/11	JPY	31,061	403
0.010%, 10/03/11	SGD	6	4
0.005%, 10/03/11	CHF	247	272
0.005%, 10/03/11	HKD	3,904	502

Total Time Deposits (Cost $31,123) ($ Thousands)			31,123

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%*†	1.9%	29,429,141	$29,429

Total Cash Equivalent (Cost $29,429) ($ Thousands)			29,429

Total Investments — 104.9% (Cost $1,871,012) ($ Thousands)††			$1,648,790

A summary of the open futures contracts held by the Fund at September 30, 2011, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	404	Dec-2011	$832
FTSE 100 Index	127	Dec-2011	(143)
Hang Seng Index	15	Oct-2011	(36)
Nikkei 225 Index	13	Dec-2011	(15)
SPI 200 Index	33	Dec-2011	(82)
Topix Index	82	Dec-2011	120

			$676

For the year ended September 30, 2011, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,572,158 ($ Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2011.

†	Investment in Affiliated Security (See Note 5).

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2011 was $1,334,149 ($ Thousands) and represented 84.9% of Net Assets.

(B)	This security or a partial position of this security is on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $74,241 ($ Thousands) (See Note 9).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2011 was $79,553 ($ Thousands).

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

8	SEI Institutional International Trust / Annual Report / September 30, 2011

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krone

SGD — Singapore Dollar

SPI — Share Price Index

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$169,611	$1,331,592	$—	$1,501,203
Preferred Stock	—	2,557	—	2,557
U.S. Treasury Obligations	—	4,888	—	4,888
Rights	37	—	—	37
Affiliated Partnership	—	79,553	—	79,553
Time Deposits	—	31,123	—	31,123
Cash Equivalent	29,429	—	—	29,429

Total Investments in Securities	$199,077	$1,449,713	$—	$1,648,790

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$676	$—	$—	$676

Total Other Financial Instruments	$676	$—	$—	$676

*	Future contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2011, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded (see Note 2).

For the year ended September 30, 2011, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2011	9

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2011

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.0%

Argentina — 0.1%
Other Securities	0.1%		$611

Brazil — 10.6%
Banco do Brasil	0.4	232,088	3,043
Cia Hering	0.3	141,725	2,394
Gerdau ADR	0.4	384,587	2,742
Petroleo Brasileiro	0.7	427,644	4,803
Petroleo Brasileiro ADR	0.7	202,770	4,552
Totvs	0.6	252,794	4,297
Vale	0.7	203,080	4,650
Vale ADR, Cl B	0.6	181,306	4,134
Other Securities	6.2		43,399

			74,014

Canada — 0.6%
Other Securities	0.6		4,477

Chile — 0.7%
Other Securities	0.7		4,698

China — 11.1%
China Coal Energy (A)	0.1	950,000	848
China Construction Bank (A)	0.8	8,970,188	5,427
China Life Insurance (A)	0.2	688,000	1,628
China Oilfield Services (A)	0.1	575,513	732
China Petroleum & Chemical ADR (B)	0.3	25,251	2,419
China Railway Construction (A)	0.1	1,058,000	443
China Railway Group (A)	0.1	1,840,000	367
China Shenhua Energy (A)	0.2	276,500	1,085
Dongfeng Motor Group (A)	0.1	672,120	911

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Industrial & Commercial Bank of China (A)	0.6%	8,586,929	$4,148
Maanshan Iron & Steel (A) (B)	0.0	1,156,000	250
PetroChina (A)	0.5	3,006,119	3,643
PetroChina ADR	0.3	17,224	2,075
Zhejiang Expressway (A) (B)	0.2	1,929,922	1,168
Other Securities	7.5		51,881

			77,025

Colombia — 0.5%
Other Securities	0.5		3,353

Cyprus — 0.4%
Other Securities	0.4		2,929

Czech Republic — 0.1%
Other Securities	0.1		686

Egypt — 0.3%
Other Securities	0.3		2,073

Guernsey — 0.0%
Other Securities	0.0		270

Hong Kong — 5.9%
China Mobile (A)	1.3	891,743	8,720
China Mobile ADR	0.3	44,940	2,189
China Resources Power Holdings (A)	0.1	633,339	956
China State Construction International Holdings (A)	0.3	3,460,584	1,824
China Unicom (A)	0.4	1,472,835	2,995
China Unicom Hong Kong ADR (B)	0.2	80,600	1,644
CNOOC (A)	0.5	2,194,948	3,530
CNOOC ADR	0.1	4,400	705
Cosco International Holdings (A)	0.0	306,729	107
Vinda International Holdings (A) (B)	0.4	2,406,276	2,399
Other Securities	2.3		16,132

			41,201

Hungary — 0.3%
Other Securities	0.3		2,374

India — 7.1%
ICICI Bank ADR	0.4	73,354	2,547
Reliance Industries (A)	0.5	215,850	3,541
Triveni Turbine* (A) (C)	0.0	142,252	165
Other Securities	6.2		43,300

			49,553

10	SEI Institutional International Trust / Annual Report / September 30, 2011

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Indonesia — 3.0%
Astra International (A)	0.4%	407,684	$2,914
Bank Rakyat Indonesia (A)	0.4	4,379,515	2,868
International Nickel Indonesia (A)	0.0	532,000	181
Other Securities	2.2		14,777

			20,740

Israel — 0.2%
Other Securities	0.2		1,561

Kazakhstan — 0.7%
Halyk Savings Bank of Kazakhstan JSC GDR*	0.4	392,330	2,492
Other Securities	0.3		2,609

			5,101

Macau — 0.2%
Sands China* (B)		514,400	1,204

Malaysia — 1.9%
Malayan Banking (A)	0.4	1,006,033	2,507
Other Securities	1.5		10,934

			13,441

Mexico — 3.8%
America Movil, Ser L	0.5	3,195,533	3,537
Fomento Economico Mexicano ADR	0.4	46,972	3,045
Genomma Lab Internacional, Cl B*	0.4	1,485,211	2,456
Grupo Financiero Banorte, Cl O	0.5	1,073,196	3,181
Other Securities	2.0		14,371

			26,590

Netherlands — 0.2%
Other Securities	0.2		1,241

Nigeria — 0.1%
Other Securities	0.1		330

Norway — 0.1%
Other Securities	0.1		394

Peru — 0.3%
Intergroup Financial*	0.0	8,301	193
Other Securities	0.3		2,035

			2,228

Philippines — 0.6%
Other Securities	0.6		3,858

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Poland — 0.8%
Other Securities	0.8%		$5,780

Portugal — 0.1%
Other Securities	0.1		500

Russia — 7.0%
Alliance Oil* (A)	0.4	282,816	2,992
Gazprom Neft JSC ADR	0.0	7,050	123
Lukoil ADR (A)	1.1	152,723	7,666
OAO Gazprom ADR	1.2	838,895	8,012
Rosneft Oil GDR (A)	0.2	229,935	1,338
Sberbank of Russia ADR*	0.5	357,512	3,165
VTB Bank GDR (A)	0.4	733,192	3,004
Other Securities	3.2		22,404

			48,704

Singapore — 0.2%
Other Securities	0.2		1,107

South Africa — 6.8%
Exxaro Resources (A)	0.5	149,822	3,154
MTN Group (A)	1.2	491,109	8,058
Standard Bank Group (A)	0.7	453,230	5,208
Other Securities	4.4		31,090

			47,510

South Korea — 13.2%
Hyundai Mobis (A)	0.4	10,310	2,920
Hyundai Motor (A)	0.5	20,082	3,511
KB Financial Group (A)	0.5	103,027	3,404
KT ADR	0.4	179,130	2,648
Samsung Electronics (A)	3.1	31,235	21,810
Shinhan Financial Group (A)	0.7	148,459	5,176
Other Securities	7.6		52,102

			91,571

Taiwan — 9.7%
High Tech Computer (A)	0.8	242,794	5,331
Hon Hai Precision Industry (A)	0.6	1,820,836	4,058
Prime View International (A)	0.4	1,273,348	2,640
Taiwan Semiconductor Manufacturing (A)	1.2	3,655,614	8,228
Taiwan Semiconductor Manufacturing ADR (B)	0.4	214,286	2,449
Other Securities	6.3		44,734

			67,440

Thailand — 1.8%
Other Securities	1.8		12,311

Turkey — 2.5%
Other Securities	2.5		17,512

SEI Institutional International Trust / Annual Report / September 30, 2011	11

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

September 30, 2011

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

United Arab Emirates — 0.1%
Other Securities	0.1%		$783

United Kingdom — 1.2%
Tullow Oil (A)	0.4	124,720	2,520
Other Securities	0.8		6,005

			8,525

United States — 0.8%
Other Securities	0.8		5,232

Total Common Stock (Cost $776,545) ($ Thousands)			646,927

PREFERRED STOCK — 4.4%

Brazil — 4.4%
Cia de Bebidas das Americas ADR	0.5	108,257	3,318
Petroleo Brasileiro, Cl Preference	0.2	158,542	1,631
Petroleo Brasileiro Sponsored ADR, Cl A	0.6	201,700	4,179
Randon Participacoes	0.4	531,862	2,937
Vale, Cl A	0.3	104,382	2,204
Vale ADR, Cl B (B)	0.5	154,382	3,242
Other Securities	1.9		12,956

Total Preferred Stock (Cost $33,977) ($ Thousands)			30,467

EXCHANGE TRADED FUND — 0.2%

United States — 0.2%
Other Securities	0.2		1,673

Total Exchange Traded Fund (Cost $2,237) ($ Thousands)			1,673

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/49 (D)	0.0	8	—

Total Debenture Bond (Cost $—) ($ Thousands)			—

RIGHTS — 0.0%

South Korea — 0.0%
Other Securities	0.0		13

Total Rights (Cost $0) ($ Thousands)			13

Description	Percentage of Net Assets (%)	Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 4.8%
SEI Liquidity Fund, L.P. 0.130%**† (E)	4.8%	33,912,149	$33,002

Total Affiliated Partnership (Cost $33,912) ($ Thousands)			33,002

TIME DEPOSITS — 1.9%

United States — 1.9%
Brown Brothers Harriman
4.899%, 10/03/11	ZAR	1332	166
0.105%, 10/03/11	GBP	11	17
0.030%, 10/03/11		12,494	12,494
0.010%, 10/03/11	SGD	2	2
0.005%, 10/03/11	HKD	2739	352

Total Time Deposits (Cost $13,031) ($ Thousands)			13,031

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%** †	0.5	3,674,358	3,674

Total Cash Equivalent (Cost $3,674) ($ Thousands)			3,674

Total Investments — 104.8% (Cost $863,376) ($ Thousands)††			$728,787

Percentages are based on a Net Assets of $695,498 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2011.

†	Investment in Affiliated Security (See Note 5).

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2011 was $458,218 ($ Thousands) and represented 65.9% of Net Assets.

(B)	This security or a partial position of this security is on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $31,308 ($ Thousands) (See Note 9).

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2011 was $2,701 ($ Thousands) and represented 0.4% of Net Assets.

(D)	Variable Rate Security — The rate reported on the Summary Schedule of Investments is the rate in effect as of September 30, 2011.

(E)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2011 was $33,002 ($ Thousands).

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

ADR — American Depositary Receipt

Cl — Class

12	SEI Institutional International Trust / Annual Report / September 30, 2011

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

L.P. — Limited Partnership

Ser — Series

SGD — Singapore Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$188,709	$458,218	$—	$646,927
Preferred Stock	30,467	—	—	30,467
Exchange Traded Fund	1,673	—	—	1,673
Rights	13	—	—	13
Debenture Bond	—	—	—	—
Affiliated Partnership	—	33,002	—	33,002
Cash Equivalent	3,674	—	—	3,674
Time Deposits	—	13,031	—	13,031

Total Investments in Securities	$224,536	$504,251	$—	$728,787

For the year ended September 30, 2011, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded (see Note 2).

For the year ended September 30, 2011, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2011	13

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2011

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 87.1%

Australia — 1.4%
Other Securities	1.4%			$7,120

Austria — 0.1%
Other Securities	0.1			530

Belgium — 1.0%
Other Securities	1.0			4,658

Brazil — 0.2%
Other Securities	0.2			843

Canada — 4.6%
Export Development Canada MTN
2.375%, 03/19/12	0.2	USD	800	807
Government of Canada
5.750%, 06/01/33	0.4		1,300	1,847
5.000%, 06/01/14	0.3		1,365	1,447
5.000%, 06/01/37	0.3		1,300	1,739
4.000%, 06/01/17	0.7		3,020	3,285
3.750%, 06/01/12	0.2		810	792
3.500%, 06/01/20	0.7		3,175	3,387
3.250%, 06/01/21	0.4		2,000	2,103
2.000%, 12/01/14	0.3		1,500	1,480
0.816%, 12/08/11 (A)	0.3		1,575	1,509
Other Securities	0.8			4,041

				22,437

Colombia — 0.0%
Other Securities	0.0			276

Czech Republic — 0.1%
Other Securities	0.1			317

Denmark — 1.1%
Other Securities	1.1			5,273

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Finland — 0.4%
Other Securities	0.4%			$1,858

France — 6.5%
Caisse d’Amortissement de la Dette Sociale MTN
4.500%, 09/04/13	0.1		350	496
EDF
6.500%, 01/26/19 (B)	0.1	USD	250	292
4.000%, 11/12/25	0.0		150	199
Government of France
5.000%, 10/25/16	0.5		1,460	2,258
4.750%, 04/25/35	0.3		1,015	1,662
4.500%, 04/25/41	0.3		1,060	1,703
4.000%, 04/25/13	0.1		400	562
3.750%, 04/25/21	0.3		850	1,257
3.500%, 04/25/20	0.2		815	1,182
3.250%, 10/25/21	0.7		2,600	3,682
3.000%, 10/25/15	1.2		4,175	5,915
Societe Financement de l’Economie Francaise
2.125%, 01/30/12 (B)	0.5	USD	2,430	2,443
Other Securities	2.2			10,285

				31,936

Germany — 13.6%
Bundesobligation
1.250%, 10/14/16	1.4		5,100	6,847
Bundesobligation Inflation Linked
2.250%, 04/15/13	1.9		6,598	9,232
Bundesobligation, Ser 159
2.000%, 02/26/16	0.1		445	622
Bundesrepublik Deutschland
3.250%, 07/04/21	0.6		1,950	2,934
3.000%, 07/04/20	0.8		2,580	3,816
2.500%, 01/04/21	0.4		1,527	2,169
Bundesrepublik Deutschland, Ser 00
5.500%, 01/04/31	0.0		100	191
Bundesrepublik Deutschland, Ser 02
5.000%, 01/04/12	0.6		2,100	2,851
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/34	0.5		1,275	2,313
Bundesrepublik Deutschland, Ser 04
3.750%, 01/04/15	0.8		2,530	3,718
Bundesrepublik Deutschland, Ser 05
3.500%, 01/04/16	1.5		5,085	7,528
Bundesrepublik Deutschland, Ser 06
4.000%, 07/04/16	0.3		845	1,285

14	SEI Institutional International Trust / Annual Report / September 30, 2011

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Bundesrepublik Deutschland, Ser 07
4.000%, 01/04/18	0.1%		210	$326
Bundesrepublik Deutschland, Ser 08
4.750%, 07/04/40	0.9		2,180	4,134
4.250%, 07/04/18	0.0		125	198
Bundesrepublik Deutschland, Ser 09
3.250%, 01/04/20	0.1		360	542
Bundesschatzanweisungen
1.250%, 12/16/11	1.5		5,600	7,528
Kreditanstalt fuer Wiederaufbau MTN
4.750%, 08/12/15	0.2	SEK	6,000	952
4.375%, 10/11/13	0.3		1,050	1,499
3.875%, 01/21/19	0.3		1,075	1,596
3.375%, 08/30/17	0.1	CHF	370	470
Other Securities	1.2			5,963

				66,714

Hong Kong — 0.1%
Other Securities	0.1			304

Ireland — 0.3%
Other Securities	0.3			1,410

Italy — 4.8%
Italy Buoni Poliennali Del Tesoro
6.500%, 11/01/27	0.1		500	674
6.000%, 05/01/31	0.1		500	631
5.250%, 08/01/17	0.2		625	842
5.000%, 09/01/40	0.4		1,755	1,930
4.750%, 09/01/21	0.8		3,250	4,123
4.500%, 03/01/19	0.1		400	507
4.250%, 10/15/12	0.2		585	788
4.250%, 08/01/14	0.4		1,405	1,873
4.250%, 02/01/15	0.5		1,750	2,324
4.000%, 09/01/20	0.4		1,655	2,000
3.750%, 12/15/13	0.1		515	682
3.750%, 03/01/21	0.4		1,570	1,852
3.000%, 06/15/15	0.3		985	1,247
Other Securities	0.8			4,227

				23,700

Japan — 20.5%
Government of Japan 5 Year Bond
0.600%, 03/20/16	0.5		170,750	2,241
Government of Japan 5 Year Bond, Ser 70
0.800%, 03/20/13	1.1		397,000	5,200
Government of Japan 5 Year Bond, Ser 79
0.700%, 12/20/13	0.1		51,300	674

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Government of Japan 10 Year Bond, Ser 245
0.900%, 12/20/12	0.5%	175,000	$2,291
Government of Japan 10 Year Bond, Ser 275
1.400%, 12/20/15	1.7	626,600	8,497
Government of Japan 10 Year Bond, Ser 284
1.700%, 12/20/16	0.7	250,000	3,459
Government of Japan 10 Year Bond, Ser 288
1.700%, 09/20/17	3.3	1,162,950	16,164
Government of Japan 10 Year Bond, Ser 298
1.300%, 12/20/18	1.5	533,750	7,246
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/19	0.7	235,300	3,233
Government of Japan 10 Year Bond, Ser 308
1.300%, 06/20/20	3.0	1,109,650	14,942
Government of Japan 10 Year Bond, Ser 316
1.100%, 06/20/21	0.3	100,000	1,308
Government of Japan 20 Year Bond, Ser 48
2.500%, 12/21/20	1.8	614,450	9,072
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/27	1.6	558,950	7,804
Government of Japan 20 Year Bond, Ser 109
1.900%, 03/20/29	0.1	39,000	526
Government of Japan 20 Year Bond, Ser 112
2.100%, 06/20/29	2.4	835,000	11,585
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/38	0.3	103,250	1,483
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/39	0.4	145,200	2,045
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/40	0.3	117,000	1,546
Other Securities	0.2		1,088

			100,404

Malaysia — 0.2%
Other Securities	0.2		768

SEI Institutional International Trust / Annual Report / September 30, 2011	15

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2011

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Mexico — 0.6%
Other Securities	0.6%			$3,049

Netherlands — 4.7%
ABN Amro Bank MTN
3.750%, 07/15/14	0.2		750	1,052
Government of Netherlands
4.500%, 07/15/17	0.7		2,360	3,645
4.000%, 07/15/18	0.4		1,355	2,061
4.000%, 01/15/37	0.0		200	329
3.500%, 07/15/20	0.2		485	719
3.250%, 07/15/15	0.1		520	749
Other Securities	3.1			14,933

				23,488

New Zealand — 0.6%
Government of New Zealand
6.000%, 12/15/17	0.6		3,405	2,889

Norway — 0.5%
Other Securities	0.5			2,433

Poland — 0.2%
Other Securities	0.2			1,070

Portugal — 0.0%
Other Securities	0.0			241

Russia — 0.6%
Other Securities	0.6			2,750

Singapore — 0.8%
Government of Singapore
4.000%, 09/01/18	0.5		2,320	2,116
Other Securities	0.3			1,716

				3,832

South Africa — 0.6%
Republic of South Africa, Ser R203
8.250%, 09/15/17	0.6		24,205	3,070

Spain — 2.5%
Government of Spain
5.500%, 04/30/21	0.5		1,655	2,283
4.750%, 07/30/14	0.3		925	1,278
4.700%, 07/30/41	0.1		665	735
4.600%, 07/30/19	0.0		155	206
4.200%, 01/31/37	0.1		330	344
4.000%, 04/30/20	0.2		775	980
3.300%, 10/31/14	0.1		475	632
3.250%, 04/30/16	0.2		690	891
2.500%, 10/31/13	0.2		655	862
Instituto de Credito Oficial MTN
2.375%, 03/04/13 (B)	0.0	USD	200	201
Other Securities	0.8			3,942

				12,354

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Supra-National — 1.1%
European Investment Bank MTN
3.500%, 04/15/16	0.6%	EUR	1,975	$2,830
Other Securities	0.5			2,708

				5,538

Sweden — 2.2%
Kingdom of Sweden
5.000%, 12/01/20	0.3		8,700	1,617
Kingdom of Sweden, Ser 1041
6.750%, 05/05/14	0.4		10,820	1,797
Kingdom of Sweden, Ser 1049
4.500%, 08/12/15	0.2		5,050	822
Kingdom of Sweden, Ser 1050
3.000%, 07/12/16	0.4		13,625	2,125
Kingdom of Sweden, Ser 1052
4.250%, 03/12/19	0.1		2,000	343
Other Securities	0.8			3,973

				10,677

Switzerland — 1.1%
Other Securities	1.1			5,250

United Arab Emirates — 0.1%
Other Securities	0.1			397

United Kingdom — 10.9%
EDF Energy Networks EPN MTN
6.000%, 11/12/36	0.1		160	279
Royal Bank of Scotland
6.125%, 01/11/21	0.1	USD	310	306
5.750%, 05/21/14	0.2	EUR	600	812
United Kingdom Gilt
4.250%, 12/07/40	0.0		125	219
4.250%, 12/07/55	0.0		75	133
3.750%, 09/07/20	0.6		1,625	2,834
United Kingdom Gilt - Inflation Linked
2.500%, 07/26/16	0.1		75	395
1.875%, 11/22/22	0.2		428	825
1.250%, 11/22/27	0.1		242	446
United Kingdom Treasury
5.000%, 03/07/25	0.2		400	777
4.750%, 12/07/30	0.7		1,850	3,506
4.750%, 12/07/38	0.6		1,590	3,027
4.500%, 12/07/42	0.1		335	615
4.250%, 03/07/36	0.2		690	1,218
4.250%, 09/07/39	0.5		1,300	2,287
4.250%, 12/07/49	0.1		225	396
4.000%, 09/07/16	0.1		400	701
4.000%, 03/07/22	0.9		2,515	4,461
2.750%, 01/22/15	0.1		265	437
2.250%, 03/07/14	0.3		795	1,286
2.000%, 01/22/16	0.6		1,865	2,998

16	SEI Institutional International Trust / Annual Report / September 30, 2011

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Other Securities	5.1%			$25,419

				53,377

United States — 5.6%
BA Covered Bond Issuer MTN
4.125%, 04/05/12	0.9	EUR	3,100	4,185
Other Securities	4.7			23,000

				27,185

Total Global Bonds (Cost $414,852) ($ Thousands)				426,148

MORTGAGE-BACKED SECURITIES — 3.1%

Non-Agency Mortgage-Backed Obligation — 3.1%
Gracechurch Mortgage Financing, Ser 2007-1X, Cl 3A2
1.635%, 11/20/56 (A)	0.4	EUR	1,465	1,953
Other Securities	2.7			13,199

Total Mortgage-Backed Securities (Cost $15,980) ($ Thousands)				15,152

CORPORATE OBLIGATIONS — 2.4%

United States — 2.4%
Other Securities	2.4			11,724

Total Corporate Obligations (Cost $11,165) ($ Thousands)				11,724

ASSET-BACKED SECURITIES — 0.4%

Automotive — 0.2%
Other Securities	0.2			1,193

Mortgage Related Securities — 0.1%
Other Securities	0.1			204

Other Asset-Backed Securities — 0.1%
Other Securities	0.1			407

Total Asset-Backed Securities (Cost $1,830) ($ Thousands)				1,804

MUNICIPAL BOND — 0.0%
Other Securities	0.0			48

Total Municipal Bond (Cost $45) ($ Thousands)				48

U.S. TREASURY OBLIGATIONS — 0.4%
Other Securities	0.4			1,871

Total U.S. Treasury Obligations (Cost $1,809) ($ Thousands)				1,871

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

TIME DEPOSITS — 3.0%

United States — 3.0%
Brown Brothers Harriman
3.894%, 10/03/11		AUD	16	$15
1.750%, 10/03/11		NZD	22	17
1.324%, 10/03/11		NOK	116	20
1.250%, 10/03/11		SEK	103	15
0.350%, 10/03/11		DKK	1	—
0.280%, 10/03/11		CAD	106	102
0.279%, 10/03/11		EUR	97	130
0.105%, 10/03/11		GBP	242	377
0.030%, 10/03/11			13,807	13,807
0.010%, 10/03/11		JPY	2,132	28
0.010%, 10/03/11		SGD	2	2

Total Time Deposits (Cost $14,513) ($ Thousands)				14,513

Total Investments — 96.4% (Cost $460,194) ($ Thousands)††				$471,260

A summary of the open futures contracts held by the Fund at September 30, 2011, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Australian 3-Year Bond	(13)	Dec-2011	$4
Australian 10-Year Bond	(1)	Dec-2011	1
Canadian 10-Year Bond	16	Dec-2011	47
Euro-Bobl	62	Dec-2011	(27)
Euro-BTP	1	Dec-2011	2
Euro-Bund	44	Dec-2011	(60)
Euro-Buxl 30 Year Bond	4	Dec-2011	8
Euro-Schatz	43	Dec-2011	(15)
Japanese 10-Year Bond	6	Dec-2011	(20)
Long Gilt 10-Year Bond	26	Dec-2011	(8)
U.S. 10-Year Treasury Note	(171)	Dec-2011	(157)
U.S. 2-Year Treasury Note	(36)	Dec-2011	9
U.S. 5-Year Treasury Note	(126)	Dec-2011	(16)
U.S. Long Treasury Bond	(18)	Dec-2011	(71)
U.S. Ultra Long Treasury Bond	(5)	Dec-2011	(67)

			$(370)

For the year ended September 30, 2011, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

SEI Institutional International Trust / Annual Report / September 30, 2011	17

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Concluded)

September 30, 2011

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2011, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/6/11-10/19/11	USD	1,068	MXP	14,370	$(29)
10/6/11-10/31/11	USD	5,259	CAD	5,397	(80)
10/6/11-10/31/11	USD	22,361	GBP	14,347	(12)
10/6/11-10/31/11	USD	36,555	JPY	2,817,348	(2)
10/6/11-10/31/11	USD	1,046	SEK	7,093	(14)
10/6/11-11/8/11	CAD	25,289	USD	25,231	971
10/6/11-11/8/11	EUR	233,563	USD	323,182	9,885
10/6/11-11/8/11	GBP	46,328	USD	74,160	2,007
10/6/11-11/8/11	JPY	10,614,572	USD	138,003	224
10/6/11-11/8/11	MXP	56,402	USD	4,458	386
10/6/11-11/8/11	SEK	54,631	USD	8,159	212
10/6/11-11/17/11	USD	106,679	EUR	79,347	(222)
10/14/11-10/31/11	NZD	4,120	USD	3,374	228
10/19/11	USD	790	DKK	4,272	(20)
10/19/11-10/31/11	DKK	11,612	USD	2,176	82
10/19/11-10/31/11	USD	1,633	NOK	8,932	(113)
10/20/11-10/31/11	USD	260	ZAR	1,961	(17)
10/20/11-10/31/11	ZAR	26,819	USD	3,712	384
10/21/11	IDR	6,584,392	USD	745	(4)
10/21/11	USD	769	IDR	6,584,392	(21)
10/31/11	AUD	3,916	USD	4,005	215
10/31/11	CHF	1,224	USD	1,388	40
10/31/11	CZK	5,583	USD	311	8
10/31/11	MYR	1,001	USD	323	9
10/31/11	NOK	1,247	USD	219	7
10/31/11	PLN	2,351	USD	742	30
10/31/11	SGD	3,559	USD	2,869	137
10/31/11	USD	150	AUD	150	(5)
10/31/11	USD	378	NZD	488	(6)
10/31/11	USD	76	PLN	240	(3)
10/31/11-11/10/11	KRW	3,607,109	USD	3,013	(50)
11/10/11	USD	3,254	KRW	3,522,189	(264)
1/13/12	CNY	12,617	USD	1,958	(22)
1/13/12	USD	1,946	CNY	12,617	33

					$13,974

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2011, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	(386)	399	$13
Barclays PLC	(43,487)	43,818	331
BNP Paribas	(198,192)	198,190	(2)
Brown Brothers Harriman	(1,090)	1,169	79
Chase Manhattan Bank	(69,643)	69,632	(11)
Citigroup	(11,241)	11,409	168
Credit Suisse First Boston	(25,332)	25,598	266
Deutsche Bank	(110,773)	118,470	7,697
Goldman Sachs	(44,759)	45,220	461
HSBC	(6,640)	6,653	13
JPMorgan Chase Bank	(5,029)	5,080	51
Morgan Stanley	(144,941)	147,791	2,850
National Australia Bank	(65,787)	66,773	986
Northern Trust Brokerage	(2,046)	2,031	(15)
RBC	(3,571)	3,621	50
RBS London	(748)	742	(6)
Royal Bank of Canada	(1,894)	1,889	(5)
Royal Bank of Scotland	(18,914)	20,055	1,141
Standard Bank	(5,498)	5,222	(276)
UBS	(693)	671	(22)
Westpac Banking	(4,843)	5,048	205

			$13,974

A summary of outstanding swap agreements held by the Fund at September 30, 2011, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Citigroup	3.79%	6-Month GBP LIBOR	05/19/19	GBP	2,500	$(463)
Deutsche Bank	3.45	6-Month EUR LIBOR	10/16/19	EUR	3,400	(488)
Deutsche Bank	6-Month EURIBOR	4.17%	03/28/13	EUR	7,000	573
Royal Bank of Scotland	6-Month EURIBOR	3.14	08/04/21	EUR	1,450	112
JPMorgan Chase Bank	6-Month JPY LIBOR	2.22	03/26/27	JPY	750,000	1,052
JPMorgan Chase Bank	6-Month EURIBOR	4.38	01/07/13	EUR	5,400	458
JPMorgan Chase Bank	4.20	6-Month EURIBOR	03/30/12	EUR	3,000	(134)
JPMorgan Chase Bank	6-Month JPY LIBOR	1.29	03/26/12	JPY	1,300,000	80

						$1,190

Percentages are based on a Net Assets of $488,929 ($ Thousands).

(1)	In local currency unless otherwise indicated.

(A)	Variable Rate Security — The rate reported on the Summary Schedule of Investments is the rate in effect as of September 30, 2011.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

18	SEI Institutional International Trust / Annual Report / September 30, 2011

CNY — Chinese Yuan

CZK — Czech Koruna

DKK — Danish Krone

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

GBP — British Pound Sterling

IDR — Indonesia Rupiah

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXP — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zlotty

Ser — Series

SEK — Swedish Krone

SGD — Singapore Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$426,148	$—	$426,148
Mortgage-Backed Securities	—	15,152	—	15,152
Corporate Obligations	—	11,724	—	11,724
U.S. Treasury Obligations	—	1,871	—	1,871
Asset-Backed Securities	—	1,804	—	1,804
Municipal Bond	—	48	—	48
Time Deposits	—	14,513	—	14,513

Total Investments in Securities	$—	$471,260	$—	$471,260

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(370)	$—	$—	$(370)
Forwards Contracts*	13,974	—	—	13,974
Interest Rate Swaps	—	1,190	—	1,190

Total Other Financial Instruments	$13,604	$1,190	$—	$14,794

*	Futures contracts and Forwards contracts are valued at the unrealized appreciation/ (depreciation) on the instrument.

For the period ended September 30, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended September 30, 2011, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2011	19

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2011

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 92.2%

Argentina — 4.0%
Republic of Argentina
8.750%, 06/02/17	0.1%		1,100	$963
8.280%, 12/31/33	0.2		2,890	1,908
8.280%, 12/31/33	0.3		3,636	2,491
7.820%, 12/31/33	0.6	EUR	6,268	4,835
7.820%, 12/31/33 (A)	0.7	EUR	8,341	6,211
7.000%, 10/03/15	0.5		5,100	4,251
7.000%, 04/17/17	0.3		3,168	2,396
5.830%, 12/31/33 (A)	0.3	ARS	8,219	2,477
3.117%, 12/15/35 (A)	0.1		4,360	600
2.500%, 03/31/19 (B)	0.1		3,680	1,242
1.180%, 12/31/38 (A) (B)	0.0	ARS	2	—
0.467%, 08/03/12 (A)	0.1		6,705	789
0.000%, 12/15/35 (A)	0.2	EUR	13,252	2,151
0.000%, 12/15/35 (A)	0.0	ARS	2	—
Other Securities	0.5			4,967

				35,281

Australia — 0.0%
Other Securities	0.0			164

Bahrain — 0.2%
Other Securities	0.2			1,333

Barbados — 0.3%
Other Securities	0.3			2,901

Belarus — 0.1%
Other Securities	0.1			1,022

Belize — 0.0%
Other Securities	0.0			93

Bosnia and Herzegovina — 0.1%
Other Securities	0.1			1,001

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Brazil — 8.4%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/19 (C)	0.2%		1,725	$1,906
5.500%, 07/12/20 (C)	0.1		400	413
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/13	0.7	BRL	10,700	5,732
10.000%, 01/01/14	0.5	BRL	7,510	3,972
10.000%, 01/01/21	0.6	BRL	11,054	5,440
6.000%, 05/15/15	0.9	BRL	6,700	7,708
6.000%, 08/15/20	0.2	BRL	1,600	1,810
Federal Republic of Brazil
12.500%, 01/05/16	0.3	BRL	4,180	2,511
12.500%, 01/05/22	0.0	BRL	680	430
11.000%, 08/17/40	0.0		150	198
10.250%, 01/10/28	0.0	BRL	1,140	645
10.125%, 05/15/27	0.5		2,475	3,911
8.875%, 04/15/24	0.3		1,570	2,229
8.750%, 02/04/25	0.3		1,580	2,224
8.250%, 01/20/34	0.7		4,558	6,404
7.125%, 01/20/37	0.5		3,695	4,720
5.875%, 01/15/19	0.2		1,492	1,712
5.625%, 01/07/41	0.1		1,050	1,131
4.875%, 01/22/21	0.2		1,607	1,718
Other Securities	2.1			18,555

				73,369

Chile — 0.8%
Other Securities	0.8			7,400

China — 1.1%
Other Securities	1.1			9,833

Colombia — 4.7%
Bogota Distrio Capital
9.750%, 07/26/28 (C)	0.7	COP	9,020,000	5,820
Colombia Government International Bond
4.375%, 07/12/21	0.4		3,320	3,386
Ecopetrol
7.625%, 07/23/19 (C)	0.1		500	582
Republic of Colombia
11.750%, 02/25/20	0.3		1,645	2,521
10.375%, 01/28/33	0.1		400	641
8.125%, 05/21/24	0.3		2,250	2,983
7.375%, 01/27/17	0.4		2,975	3,557
7.375%, 03/18/19	0.5		3,870	4,774
7.375%, 09/18/37	1.5		10,285	13,412
6.125%, 01/18/41	0.2		1,275	1,445
Other Securities	0.2			2,205

				41,326

20	SEI Institutional International Trust / Annual Report / September 30, 2011

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Croatia — 1.2%
Government of Croatia
6.750%, 11/05/19	0.1%	1,025	$991
6.625%, 07/14/20 (C) (D)	0.4	3,568	3,399
6.375%, 03/24/21 (C)	0.6	5,052	4,660
Other Securities	0.1		1,072

			10,122

Czech Republic — 0.1%
Other Securities	0.1		789

Dominican Republic — 0.3%
Other Securities	0.3		2,529

Ecuador — 0.1%
Other Securities	0.1		539

Egypt — 0.3%
Other Securities	0.3		2,418

El Salvador — 0.8%
Republic of El Salvador
7.650%, 06/15/35	0.5	4,436	4,314
Other Securities	0.3		2,477

			6,791

Gabon — 0.0%
Other Securities	0.0		218

Georgia — 0.2%
Other Securities	0.2		1,393

Germany — 0.2%
Other Securities	0.2		1,654

Ghana — 0.3%
Other Securities	0.3		2,471

Hong Kong — 0.5%
Other Securities	0.5		4,224

Hungary — 0.8%
Other Securities	0.8		7,136

India — 0.2%
Other Securities	0.2		1,668

Indonesia — 4.9%
Indosat Palapa
7.375%, 07/29/20 (C)	0.1	552	547
Majapahit Holding
8.000%, 08/07/19	0.0	160	179
8.000%, 08/07/19 (C)	0.1	500	560
7.875%, 06/29/37 (C) (E)	0.0	355	383

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

7.750%, 10/17/16	0.1%	750	$833
7.750%, 01/20/20	0.0	400	442
7.750%, 01/20/20 (C)	0.0	350	387
7.250%, 10/17/11	0.1	750	750
Pertamina Persero
6.500%, 05/27/41 (C)	0.0	380	361
5.250%, 05/23/21 (C)	0.1	500	480
Republic of Indonesia
11.625%, 03/04/19	0.0	300	427
11.625%, 03/04/19	0.9	5,353	7,615
11.625%, 03/04/19 (C)	0.3	1,925	2,738
10.375%, 05/04/14	0.1	450	525
8.500%, 10/12/35	0.6	3,650	4,928
7.750%, 01/17/38	0.8	5,447	6,836
7.500%, 01/15/16	0.1	1,150	1,307
6.875%, 01/17/18	0.2	1,900	2,133
6.875%, 01/17/18 (C)	0.1	900	1,010
6.750%, 03/10/14	0.1	650	699
6.625%, 02/17/37	0.1	1,050	1,176
6.625%, 02/17/37	0.1	900	1,008
5.875%, 03/13/20 (C)	0.2	1,254	1,354
4.875%, 05/05/21 (C)	0.3	2,545	2,571
Other Securities	0.5		4,357

			43,606

Iraq — 1.3%
Republic of Iraq
5.800%, 01/15/28	1.3	14,710	11,768

Ivory Coast — 0.6%
Government of Ivory Coast
2.500%, 12/31/32 (F)	0.6	11,333	5,667

Jamaica — 0.3%
Other Securities	0.3		2,612

Jordan — 0.2%
Other Securities	0.2		1,518

Kazakhstan — 4.5%
BTA Bank
10.750%, 01/01/13 (B)	0.1	1,834	807
10.750%, 01/01/13 (B) (C)	0.1	1,202	529
0.000%, 07/01/20 (A) (C)	0.0	2,492	47
Development Bank of Kazakhstan
5.500%, 12/20/15 (C)	0.1	650	616
Kazatoprom
6.250%, 05/20/15	0.1	450	453
KazMunaiGaz Finance Sub MTN
11.750%, 01/23/15	0.1	950	1,088
11.750%, 01/23/15 (C)	0.3	2,673	3,061
9.125%, 07/02/18	0.1	1,129	1,270

SEI Institutional International Trust / Annual Report / September 30, 2011	21

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2011

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

9.125%, 07/02/18 (C)	0.4%		2,955	$3,324
8.375%, 07/02/13	0.4		3,479	3,618
7.000%, 05/05/20	0.3		2,840	2,840
7.000%, 05/05/20 (C)	0.2		1,626	1,626
KazMunayGas National
6.375%, 04/09/21 (C)	0.4		3,326	3,226
6.375%, 04/09/21	0.1		1,100	1,067
Republic of Kazakhstan
6.375%, 10/06/20 (C)	0.2		1,400	1,375
Other Securities	1.6			14,518

				39,465

Latvia — 0.1%
Other Securities	0.1			466

Lebanon — 0.3%
Other Securities	0.3			2,881

Lithuania — 0.8%
Other Securities	0.8			7,040

Malaysia — 3.4%
Government of Malaysia
5.094%, 04/30/14	0.2	MYR	4,930	1,615
3.835%, 08/12/15	0.2	MYR	5,740	1,827
3.741%, 02/27/15	0.4	MYR	10,560	3,350
Petroliam Nasional
7.625%, 10/15/26	0.1		925	1,193
Petronas Capital
7.875%, 05/22/22	1.1		7,697	9,777
5.250%, 08/12/19	0.2		1,100	1,201
5.250%, 08/12/19 (C)	1.0		8,295	9,059
Wakala Global Sukuk
4.646%, 07/06/21 (C)	0.1		900	937
Other Securities	0.1			579

				29,538

Mexico — 8.5%
Comision Federal de Electricidad
4.875%, 05/26/21 (C)	0.1		750	754
Grupo Senda
10.500%, 10/03/15	0.4		3,665	3,610
Mexican Bonos, Ser M10
8.000%, 12/17/15	0.2	MXP	21,200	1,694
7.750%, 12/14/17	0.4	MXP	42,900	3,448
7.250%, 12/15/16	0.5	MXP	53,300	4,169
Mexican Bonos, Ser MI10
9.500%, 12/18/14	0.1	MXP	10,161	832
Mexican Bonos
8.500%, 12/13/18	0.4	MXP	44,600	3,700
8.500%, 05/31/29	0.4	MXP	40,140	3,196
8.500%, 11/18/38	0.3	MXP	36,810	2,870
6.500%, 06/10/21	0.4	MXP	43,020	3,110

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Mexico Government International Bond
5.750%, 10/12/10	0.3%	2,784	$2,742
Pemex Finance
9.150%, 11/15/18	0.2	1,595	2,051
Pemex Project Funding Master Trust
6.625%, 06/15/35	0.3	2,546	2,731
5.750%, 03/01/18	0.2	1,505	1,629
Petroleos Mexicanos
8.000%, 05/03/19	0.1	700	854
6.500%, 06/02/41 (C)	0.0	442	457
6.000%, 03/05/20 (C)	0.0	300	328
United Mexican States MTN
8.300%, 08/15/31	0.6	4,006	5,719
6.050%, 01/11/40	0.5	3,850	4,370
5.950%, 03/19/19	0.2	1,300	1,475
5.625%, 01/15/17	0.3	2,000	2,228
5.125%, 01/15/20	0.2	1,800	1,949
United Mexican States, Ser A MTN
8.000%, 09/24/22	0.4	2,267	3,128
6.750%, 09/27/34	0.3	2,298	2,827
Other Securities	1.7		14,683

			74,554

Morocco — 0.2%
Other Securities	0.2		2,137

Nigeria — 0.3%
Other Securities	0.3		2,518

Oman — 0.0%
Other Securities	0.0		113

Pakistan — 0.2%
Other Securities	0.2		1,965

Panama — 1.9%
Republic of Panama
9.375%, 01/16/23	0.1	560	761
9.375%, 04/01/29	0.6	3,688	5,541
8.875%, 09/30/27	0.2	1,396	1,996
8.125%, 04/28/34	0.1	820	1,115
7.250%, 03/15/15	0.2	1,340	1,532
7.125%, 01/29/26	0.0	200	251
6.700%, 01/26/36	0.6	4,361	5,277
5.200%, 01/30/20	0.1	444	486

			16,959

Peru — 1.9%
Republic of Peru
8.750%, 11/21/33	0.9	5,279	7,488
8.375%, 05/03/16	0.1	600	732

22	SEI Institutional International Trust / Annual Report / September 30, 2011

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

7.350%, 07/21/25	0.6%		4,210	$5,241
Other Securities	0.3			3,189

				16,650

Philippines — 4.2%
Power Sector
7.390%, 12/02/24	0.1		700	799
Republic of Philippines
10.625%, 03/16/25	0.3		2,000	3,020
9.500%, 02/02/30	0.5		2,820	4,124
8.375%, 06/17/19	0.2		1,400	1,771
7.750%, 01/14/31	0.5		3,324	4,267
7.500%, 09/25/24	1.1		8,174	9,850
6.375%, 10/23/34	0.5		4,118	4,715
5.500%, 03/30/26	0.3		2,260	2,365
4.950%, 01/15/21	0.1	PHP	27,000	591
4.000%, 01/15/21	0.3		2,456	2,431
Other Securities	0.3			2,562

				36,495

Poland — 1.9%
Republic of Poland
6.375%, 07/15/19	1.3		10,152	11,167
5.125%, 04/21/21	0.2		1,986	1,981
4.000%, 03/23/21	0.1	EUR	736	896
Other Securities	0.3			2,886

				16,930

Qatar — 1.7%
Qtel International Finance
7.875%, 06/10/19	0.3		2,250	2,739
6.500%, 06/10/14 (C)	0.0		200	218
5.000%, 10/19/25 (C)	0.1		637	623
4.750%, 02/16/21	0.0		290	290
4.750%, 02/16/21 (C)	0.1		457	456
State of Qatar
9.750%, 06/15/30	0.1		425	680
6.400%, 01/20/40	0.1		500	608
6.400%, 01/20/40 (C)	0.1		710	864
5.250%, 01/20/20	0.3		2,525	2,778
5.250%, 01/20/20 (C)	0.4		2,792	3,071
4.000%, 01/20/15 (C)	0.0		300	316
Other Securities	0.2			2,135

				14,778

Russia — 8.1%
RSHB Capital
7.750%, 05/29/18	0.1		650	678
Russian Federation Registered
12.750%, 06/24/28	0.4		2,310	3,823
7.500%, 03/31/30	4.1		31,805	35,738
Russian Foreign Bond – Eurobond
5.000%, 04/29/20	0.0		300	295

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

5.000%, 04/29/20 (C)	0.2%		1,500	$1,474
3.625%, 04/29/15	0.0		300	295
RZD Capital MTN
5.739%, 04/03/17	0.1		650	647
SCF Capital
5.375%, 10/27/17 (C)	0.2		2,310	2,079
Vnesheconombank Via VEB Finance
6.902%, 07/09/20	0.2		1,500	1,470
6.902%, 07/09/20 (C)	0.3		2,985	2,925
6.800%, 11/22/25	0.2		1,400	1,316
6.800%, 11/22/25 (C)	0.1		1,000	942
5.450%, 11/22/17 (C)	0.1		700	669
VTB Bank Via VTB Capital
6.551%, 10/13/20 (C)	0.1		960	878
VTB Capital
6.875%, 05/29/18	0.1		700	707
6.250%, 06/30/35	0.0		381	368
Other Securities	1.9			16,589

				70,893

Saudi Arabia — 0.2%
Other Securities	0.2			1,365

Senegal — 0.2%
Other Securities	0.2			1,427

Serbia — 0.1%
Other Securities	0.1			931

Singapore — 0.3%
Other Securities	0.3			2,242

South Africa — 3.7%
Eskom Holdings
5.750%, 01/26/21 (C)	0.3		2,450	2,474
Republic of South Africa
10.500%, 12/21/26	0.2	ZAR	11,790	1,700
8.500%, 06/23/17	0.1		860	1,066
6.875%, 05/27/19	0.4		3,297	3,923
6.750%, 03/31/21	0.5	ZAR	38,960	4,339
6.500%, 06/02/14	0.2		1,895	2,099
6.250%, 03/08/41	0.2		1,611	1,796
5.875%, 05/30/22	0.3		2,200	2,453
5.500%, 03/09/20	0.7		5,364	5,867
Transnet MTN
4.500%, 02/10/16 (C)	0.1		560	575
Other Securities	0.7			6,383

				32,675

South Korea — 0.2%
Other Securities	0.2			1,739

Sri Lanka — 0.4%
Other Securities	0.4			3,669

SEI Institutional International Trust / Annual Report / September 30, 2011	23

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2011

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Supra-National — 0.2%
Other Securities	0.2%		$1,385

Thailand — 0.4%
Other Securities	0.4		3,551

Trinidad & Tobago — 0.4%
Other Securities	0.4		3,449

Tunisia — 0.0%
Other Securities	0.0		242

Turkey — 3.2%
Republic of Turkey
11.875%, 01/15/30	0.2	850	1,392
8.000%, 02/14/34	0.2	1,700	2,040
7.500%, 07/14/17	0.1	900	1,024
7.500%, 11/07/19	0.5	3,630	4,184
7.375%, 02/05/25	0.3	2,420	2,766
7.250%, 03/15/15	0.1	850	938
7.250%, 03/05/38	0.4	2,890	3,208
7.000%, 09/26/16	0.1	938	1,036
7.000%, 03/11/19	0.1	550	616
7.000%, 06/05/20	0.1	570	638
6.875%, 03/17/36	0.3	2,320	2,471
6.750%, 05/30/40	0.3	2,533	2,641
6.750%, 04/03/18	0.4	3,050	3,347
6.000%, 01/14/41	0.0	352	335
5.625%, 03/30/21	0.0	450	460
Other Securities	0.1		608

			27,704

Ukraine — 3.0%
Biz Finance for Ukreximbank
8.375%, 04/27/15	0.5	4,771	4,099
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
8.000%, 11/06/15 (E)	0.0	215	178
6.800%, 10/04/12	0.1	750	733
Financing of Infrastrucural Projects State Enterprise
8.375%, 11/03/17 (C)	0.1	550	506
Government of Ukraine
7.950%, 02/23/21 (C)	0.0	250	226
7.750%, 09/23/20 (C)	0.0	440	396
7.650%, 06/11/13	0.1	950	910
6.875%, 09/23/15	0.1	1,186	1,091
6.875%, 09/23/15 (C)	0.2	2,201	2,025
6.750%, 11/14/17	0.2	1,600	1,444
6.580%, 11/21/16	0.2	1,600	1,440
6.580%, 11/21/16 (C)	0.1	590	525
6.250%, 06/17/16 (C)	0.1	600	533

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

NAK Naftogaz Ukraine
9.500%, 09/30/14	0.6%		5,973	$5,704
Other Securities	0.7			6,670

				26,480

United Arab Emirates — 3.0%
Dubai Holding Commercial Operations MTN
4.750%, 01/30/14	0.4	EUR	3,350	3,596
Jafz Sukuk
3.401%, 11/27/12 (A)	0.6	AED	22,400	5,504
Other Securities	2.0			17,225

				26,325

United Kingdom — 0.1%
Oschadbank Via SSB #1
8.250%, 03/10/16	0.1		800	632

Uruguay — 2.3%
Republic of Uruguay PIK
7.875%, 01/15/33	0.4		2,750	3,454
Republic of Uruguay
9.250%, 05/17/17	0.4		2,815	3,575
8.000%, 11/18/22	1.0		7,557	9,408
7.625%, 03/21/36	0.4		2,695	3,328
6.875%, 09/28/25	0.1		551	647

				20,412

Venezuela — 4.3%
Government of Venezuela
13.625%, 08/15/18	0.0		144	137
13.625%, 08/15/18	0.2		2,100	1,995
10.750%, 09/19/13	0.0		400	393
9.375%, 01/13/34	0.1		830	513
9.250%, 09/15/27	0.2		2,235	1,505
9.250%, 05/07/28	0.1		1,680	1,033
9.000%, 05/07/23	0.1		1,220	756
8.500%, 10/08/14	0.2		1,728	1,521
8.250%, 10/13/24	0.1		1,800	1,048
7.750%, 10/13/19	0.1		1,200	756
7.650%, 04/21/25	0.1		1,450	819
7.000%, 03/31/38	0.0		100	53
6.000%, 12/09/20	0.1		880	493
5.750%, 02/26/16	0.0		315	224
Petroleos de Venezuela
5.500%, 04/12/37	0.1		2,000	890
5.375%, 04/12/27	0.2		3,855	1,764
5.250%, 04/12/17	0.3		4,497	2,530
5.000%, 10/28/15	0.3		4,201	2,510
4.900%, 10/28/14	1.5		19,481	13,272
Other Securities	0.6			5,647

				37,859

24	SEI Institutional International Trust / Annual Report / September 30, 2011

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)/Shares		Market Value ($ Thousands)

Vietnam — 0.2%
Other Securities	0.2%			$1,525

Total Global Bonds (Cost $797,955) ($ Thousands)				807,840

LOAN PARTICIPATIONS — 2.1%
Ashmore Cayman SPC No. 1
0.000%, 08/31/11 (E)	0.6		9,161	4,918
Other Securities	1.5			13,486

Total Loan Participations (Cost $22,272) ($ Thousands)				18,404

CONVERTIBLE BONDS — 0.4%

China — 0.0%
Other Securities	0.0			185

India — 0.4%
Other Securities	0.4			3,522

Total Convertible Bonds (Cost $3,303) ($ Thousands)				3,707

WARRANTS — 0.0%

Russia — 0.0%
Other Securities	0.0			—

Total Warrants (Cost $78) ($ Thousands)				—

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P. 0.130%*† (G)	0.8		7,457,238	7,190

Total Affiliated Partnership (Cost $7,457) ($ Thousands)				7,190

TIME DEPOSITS — 3.5%

United States — 3.5%
Brown Brothers Harriman
4.899%, 10/03/11		ZAR	1,315	163
0.279%, 10/03/11		EUR	133	179
0.030%, 10/03/11			29,983	29,983

Total Time Deposits (Cost $30,325) ($ Thousands)				30,325

Total Investments — 99.0% (Cost $861,390) ($ Thousands)††				$867,466

A summary of the open futures contracts held by the Fund at September 30, 2011, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Buxl 30 Year Bond	(12)	Dec-2011	$(65)
U.S. 10-Year Treasury Note	5	Dec-2011	5
U.S. Ultra Long Treasury Bond	14	Dec-2011	202

			$142

For the period ended September 30, 2011, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2011, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/4/11	BRL	5,810	USD	3,246	$116
10/4/11-11/3/11	USD	6,675	BRL	11,620	(437)
10/7/11	INR	102,913	USD	2,102	2
10/7/11	MXP	116,403	USD	9,835	1,420
10/7/11-2/6/12	USD	10,182	INR	476,468	(561)
10/14/11-10/27/11	EUR	25,358	USD	35,029	1,014
10/17/11	USD	2,296	EUR	1,688	(32)
10/18/11-11/8/11	KRW	6,632,745	USD	5,780	149
10/27/11	GBP	559	USD	886	16
11/8/11	USD	1,615	KRW	1,723,745	(152)
11/10/11	USD	3,651	MXP	46,111	(329)
11/14/11-5/16/12	CNY	43,564	USD	6,822	(2)
11/14/11-5/16/12	USD	6,791	CNY	43,564	33
11/15/11	MYR	17,218	USD	5,650	261
11/15/11	USD	5,747	MYR	17,218	(357)

					$1,141

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2011, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	(4,173)	4,177	$4
Brown Brothers Harriman	(4,343)	4,587	244
Citigroup	(23,421)	23,131	(290)
Deutsche Bank	(8,826)	8,359	(467)
HSBC	(34,085)	35,533	1,448
JPMorgan Chase Bank	(13,108)	13,315	207
UBS	(15,376)	15,370	(5)

			$1,141

SEI Institutional International Trust / Annual Report / September 30, 2011	25

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

September 30, 2011

A summary of outstanding swap agreements held by the fund at September 30, 2011, is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation ($Thousands)
HSBC	Republic of Korea 5% 06/10/20	Cash Deposit Of Notional Amount	Price Return	06/10/20	KRW	2,217,000	$51
Barclays Bank PLC	Republic of Korea 5% 06/10/20	Cash Deposit Of Notional Amount	Price Return	06/10/20	KRW	2,237,000	26

							$77

Percentages are based on a Net Assets of $876,396 ($ Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2011.

(1)	In U.S. dollars unless otherwise indicated.

†	Investment in Affiliated Security (See Note 5).

(A)	Variable Rate Security — The rate reported on the Summary Schedule of Investments is the rate in effect as of September 30, 2011.

(B)	Step Bonds — The rate reflected on the Summary Schedule of Investments is the effective yield on September 30, 2011. The coupon on a step bond changes on a specified date.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	This security or a partial position of this security is on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $6,215 ($ Thousands) (See Note 9).

(E)	Securities considered illiquid. The total market value of such securities as of September 30, 2011 was $34,974 ($ Thousands) and represented 4.0% of Net Assets.

(F)	Security in default on interest payments.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2011 was $7,190 ($ Thousands).

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

AED	— United Arab Emirates Dirham

ARS	— Argentine Peso

BRL	— Brazilian Real

COP	— Colombian Peso

CNY	— Chinese Yuan

EUR	— Euro

GBP	— British Pound Sterling

INR	— India Rupee

KRW	— Korean Won

L.P.	— Limited Partnership

MTN	— Medium Term Note

MXP	— Mexican Peso

MYR	— Malaysian Ringgit

PHP	— Philippine Peso

PIK —	Payment-in-Kind

PLC	— Public Limited Company

Ser —	Series

SPC	— Segregated Portfolio Company

USD	— U.S. Dollar

ZAR	— South African Rand

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$807,840	$—	$807,840
Convertible Bonds	—	3,707	—	3,707
Warrants	—	—	—	—
Loan Participations	—	—	18,404	18,404
Affiliated Partnership	—	7,190	—	7,190
Time Deposits	—	30,325	—	30,325

Total Investments in Securities	$—	$849,062	$18,404	$867,466

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$142	$—	$—	$142
Forwards Contracts*	1,141	—	—	1,141
Total Return Swaps	—	77	—	77

Total Other Financial Instruments	$1,283	$77	$—	$1,360

*	Future contracts and forwards contracts are valued at the unrealized appreciation on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Loan Participations
Beginning balance as of October 1, 2010	$21,781
Accrued discounts/premiums	103
Realized gain/(loss)	312
Change in unrealized appreciation/(depreciation)	(1,258)
Net purchases/sales	(2,534)
Net transfer in and/or out of Level 3	—

Ending balance as of September 30, 2011	$18,404

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date.	$(1,387)

For the period ended September 30, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended September 30, 2011, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

26	SEI Institutional International Trust / Annual Report / September 30, 2011

Statements of Assets and Liabilities ($ Thousands)

September 30, 2011

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
ASSETS:
Investments, at value (Cost $1,760,283, $825,790, $460,194 and $853,933, respectively)(1)	$1,539,808	$692,111	$471,260	$860,276
Affiliated investments, at value (Cost $110,729, $37,586, $0 and $7,457, respectively)	108,982	36,676	—	7,190
Cash	2,566	1,028	—	1,574
Foreign currency, at value (Cost $2,008, $6,256, $0 and $0, respectively)	1,971	6,148	—	—
Receivable for investment securities sold	9,163	4,074	8,394	203
Unrealized gain on forward foreign currency contracts	—	—	14,858	3,011
Receivable for fund shares sold	1,009	4,159	213	721
Dividends and interest receivable	4,277	892	5,448	14,588
Variation margin receivable	3	—	189	28
Foreign tax reclaim receivable	1,949	44	—	—
Cash pledged as collateral for forward foreign currency contracts, futures contracts, or swap contracts	—	—	1,142	372
Unrealized gain on foreign spot currency contracts	19	—	1	—
Receivable for Swap contracts terminated	—	—	654	—
Swap contracts, at value (Premiums paid $0, $0, $0 and $4,065, respectively)	—	—	6,804	4,142
Total Assets	1,669,747	745,132	508,963	892,105
LIABILITIES:
Payable for investment securities purchased	10,578	3,698	11,320	3,878
Payable upon return of securities loaned	81,300	33,912	—	7,457
Payable to custodian	—	—	55	—
Payable for foreign currency (Premium $0, $0, $10, $0, respectively)	—	—	18	546
Unrealized loss on forward foreign currency contracts	—	—	884	1,870
Swap contracts, at value (Premiums received $0, $0, $0 and $0, respectively)	—	—	5,614	—
Payable for fund shares redeemed	3,082	10,381	1,564	835
Variation margin payable	662	—	58	31
Unrealized loss on foreign spot currency contracts	28	3	21	—
Investment advisory fees payable	695	669	122	305
Administration fees payable	619	417	243	501
Shareholder servicing fees payable	345	161	68	193
Trustees’ fees payable	1	—	—	—
Chief compliance officer fees payable	3	1	1	1
Administration servicing fees payable	3	—	—	—
Other accrued expenses	273	389	66	92
Accrued foreign capital gains tax on appreciated securities	—	3	—	—
Total Liabilities	97,589	49,634	20,034	15,709
Net Assets	$1,572,158	$695,498	$488,929	$876,396
NET ASSETS:
Paid in Capital (unlimited authorization — no par value)	$2,781,338	$869,811	$515,064	$858,372
Undistributed net investment income	32,544	1,998	(30,912)	15,008
Accumulated net realized loss on investments, futures contracts, foreign currency contracts and swap contracts	(1,020,223)	(41,581)	(19,988)	(4,211)
Net unrealized appreciation (depreciation) on investments and option contracts	(222,222)	(134,589)	11,066	6,076
Net unrealized appreciation (depreciation) on futures contracts	676	—	(370)	142
Net unrealized appreciation on swap contracts	—	—	1,190	77
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	45	(138)	12,879	932
Accumulated foreign capital gains tax on appreciated securities	—	(3)	—	—
Net Assets	$1,572,158	$695,498	$488,929	$876,396
Net Asset Value, Offering and Redemption Price Per Share — Class A ($1,566,892,866 ÷ 214,844,948 shares, $695,497,593 ÷ 77,280,481 shares, $488,929,079 ÷ 46,834,219 shares, $876,395,574 ÷ 81,098,807 shares, respectively.)	$7.29	$9.00	$10.44	$10.81
Net Asset Value, Offering and Redemption Price Per Share — Class I ($5,265,456 ÷ 723,759 shares)	$7.28	N/A	N/A	N/A

(1)	Included in “Investments, at value” is the market value of securities on loan in the amounts of $74,241, $31,308, $0 and $6,215, ($ Thousands), respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2011	27

Statements of Operations ($ Thousands)

For the year ended September 30, 2011

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$64,604	$24,123	$—	$—
Dividends from Affiliated Investments(1)(2)	28	4	—	—
Interest	15	3	16,662	62,698
Security Lending Income — Net	2,114	309	—	11
Less: Foreign Taxes Withheld	(5,568)	(2,073)	(31)	—
Total Investment Income	61,193	22,366	16,631	62,709
Expenses:
Investment Advisory Fees	9,824	9,775	1,458	7,672
Administration Fees	8,754	6,051	2,915	5,867
Shareholder Servicing Fees — Class A	4,843	2,327	1,215	2,257
Shareholder Servicing Fees — Class I	20	—	—	—
Administrative Servicing Fees — Class I	20	—	—	—
Trustees’ Fees	42	20	10	19
Chief Compliance Officer Fees	9	4	2	4
Custodian/Wire Agent Fees	547	807	86	86
Printing Fees	312	147	74	139
Overdraft Fees	16	21	3	6
Professional Fees	151	148	34	67
Registration Fees	44	20	12	20
Other Expenses	155	90	70	79
Total Expenses	24,737	19,410	5,879	16,216
Less:
Waiver of Investment Advisory Fees	—	(1,136)	—	(3,910)
Waiver of Shareholder Servicing Fees — Class A	—	—	(910)	—
Fees Paid Indirectly(2)	(1)	—	—	—
Net Expenses	24,736	18,274	4,969	12,306
Net Investment Income	36,457	4,092	11,662	50,403
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Swaptions, and Foreign Currency Transactions:
Net Realized Gain (Loss) from:
Investments	181,491	128,870	4,054	31,503
Futures Contracts	(5,636)	—	(629)	330
Swap Contracts	—	—	257	312
Foreign Currency Transactions	(3,283)	(1,199)	(25,271)	1,855
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(407,220)	(311,283)	(20,215)	(93,258)
Affiliated Investments	633	141	—	(15)
Futures Contracts	1,093	—	(256)	145
Swap Contracts	—	—	(76)	(92)
Foreign Capital Gains Tax on Appreciated Securities	—	319	—	—
Foreign Currency Transactions	(198)	(218)	31,787	1,547
Net Realized and Unrealized Loss on Investments, Written Options, Futures Contracts, Swap Contracts, Swaptions, and Foreign Currency Transactions	(233,120)	(183,370)	(10,349)	(57,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(196,663)	$(179,278)	$1,313	$(7,270)

(1)	Income is from the investment of collateral in an affiliated security.
(2)	See Note 5 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	SEI Institutional International Trust / Annual Report / September 30, 2011

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2011	2010	2011	2010
Operations:
Net Investment Income	$36,457	$24,756	$4,092	$3,462
Net Realized Gain from Investments, Affiliated Investments, Futures Contracts and Swap Contracts	175,855	104,987	128,870	118,674
Net Realized Loss on Forward Foreign Currency Contracts and Foreign Currency Transactions	(3,283)	(3,431)	(1,199)	(869)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Futures Contracts and Swap Contracts	(405,494)	(39,528)	(311,142)	25,395
Net Change in Unrealized Appreciation on Foreign Capital Tax Gains on Appreciated Securities	—	—	319	691
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(198)	567	(218)	(52)
Net Increase (Decrease) in Net Assets Resulting from Operations	(196,663)	87,351	(179,278)	147,301
Dividends and Distributions From:
Net Investment Income:
Class A	(27,359)	—	(8,167)	(5,546)
Class I	(106)	—	—	—
Total Dividends and Distributions	(27,465)	—	(8,167)	(5,546)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	534,221	575,037	267,635	296,445
Reinvestment of Dividends & Distributions	25,959	—	7,653	5,224
Cost of Shares Redeemed	(667,954)	(817,165)	(327,928)	(424,621)
Decrease in Net Assets Derived from Class A Transactions	(107,774)	(242,128)	(52,640)	(122,952)
Class I:
Proceeds from Shares Issued	1,445	3,199	—	—
Reinvestment of Dividends & Distributions	78	—	—	—
Cost of Shares Redeemed	(4,124)	(3,569)	—	—
Decrease in Net Assets Derived from Class I Transactions	(2,601)	(370)	—	—
Decrease in Net Assets Derived from Capital Share Transactions	(110,375)	(242,498)	(52,640)	(122,952)
Net Increase (Decrease) in Net Assets	(334,503)	(155,147)	(240,085)	18,803
Net Assets:
Beginning of Year	1,906,661	2,061,808	935,583	916,780
End of Year	$1,572,158	$1,906,661	$695,498	$935,583
Undistributed Net Investment Income Included in Net Assets at End of Year	$32,544	$22,150	$1,998	$3,379
Share Transactions:
Class A:
Shares Issued	60,845	73,501	22,954	28,652
Reinvestment of Distributions	2,973	—	643	506
Shares Redeemed	(76,626)	(106,291)	(28,393)	(42,230)
Total Class A Transactions	(12,808)	(32,790)	(4,796)	(13,072)
Class I:
Shares Issued	165	410	—	—
Reinvestment of Distributions	9	—	—	—
Shares Redeemed	(466)	(459)	—	—
Total Class I Transactions	(292)	(49)	—	—
Net Decrease in Shares Outstanding from Share Transactions	(13,100)	(32,839)	(4,796)	(13,072)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2011	29

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	International Fixed Income Fund		Emerging Markets Debt Fund
	2011	2010	2011	2010
Operations:
Net Investment Income	$11,662	$12,331	$50,403	$53,490
Net Realized Gain from Investments, Affiliated Investments, Futures Contracts, Written Options, Swap Contracts, and Swaptions	3,682	3,896	32,145	42,737
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	(25,271)	28,008	1,855	4,058
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Futures Contracts, Written Options and Swap Contracts	(20,547)	9,183	(93,220)	43,528
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	31,787	(13,290)	1,547	(1,319)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,313	40,128	(7,270)	142,494
Dividends and Distributions From:
Net Investment Income:
Class A	(22,700)	(5,034)	(25,140)	(67,778)
Return of Capital:
Class A	(490)	(7)	—	—
Total Dividends and Distributions	(23,190)	(5,041)	(25,140)	(67,778)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	124,990	138,803	399,472	354,314 †
Reinvestment of Dividends & Distributions	21,936	4,791	22,662	60,866
Cost of Shares Redeemed	(141,201)	(211,759)	(445,193)	(348,628)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	5,725	(68,165)	(23,059)	66,552
Net Increase (Decrease) in Net Assets	(16,152)	(33,078)	(55,469)	141,268
Net Assets:
Beginning of Year	505,081	538,159	931,865	790,597
End of Year	$488,929	$505,081	$876,396	$931,865
Undistributed (Distributions in excess of) Net Investment Income Included in Net Assets at End of Year	$(30,912)	$2,236	$15,008	$(11,223)
Share Transactions:
Class A:
Shares Issued	12,022	13,304	35,467	33,657
Reinvestment of Distributions	2,157	471	2,016	5,962
Shares Redeemed	(13,579)	(20,265)	(39,651)	(33,548)
Net Increase (Decrease) in Share Outstanding from Class A Share Transactions	600	(6,490)	(2,168)	6,071

†	Refer to Note 5 for information regarding a capital contribution.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	SEI Institutional International Trust / Annual Report / September 30, 2011

Financial Highlights

For the years ended September 30,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions and Return of Capital	Net Asset Value, End of Year	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)**		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)**		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund
Class A
2011	$8.34	$0.16	$(1.08)	$(0.92)	$(0.13)		$—	$(0.13)	$7.29	(11.34)%	$1,566,893	1.27	%(3)	1.27	%(3)	1.27	%(3)	1.88%	98%
2010	7.88	0.10	0.36	0.46	—		—	—	8.34	5.84	1,898,206	1.27	(3)	1.27	(3)	1.28		1.26	144
2009	8.85	0.13	(0.94)	(0.81)	(0.16)		—	(0.16)	7.88	(8.73)	2,053,411	1.28	(2)(3)	1.28	(2)(3)	1.29		2.01	154
2008	16.18	0.27	(5.52)	(5.25)	(0.34)		(1.74)	(2.08)	8.85	(36.96)	2,329,504	1.25	(2)(3)	1.26	(2)(3)	1.26	(2)	2.15	218
2007	14.07	0.28	2.89	3.17	(0.47)		(0.59)	(1.06)	16.18	23.56	4,032,236	1.32	(2)(3)	1.33	(2)(3)	1.33	(2)	1.85	172
Class I
2011	$8.32	$0.13	$(1.06)	$(0.93)	$(0.11)		$—	$(0.11)	$7.28	(11.44)%	$5,265	1.52	%(3)	1.52	%(3)	1.52%		1.54%	98%
2010	7.89	0.08	0.35	0.43	—		—	—	8.32	5.45	8,455	1.52	(3)	1.52	(3)	1.53		1.00	144
2009	8.82	0.13	(0.94)	(0.81)	(0.12)		—	(0.12)	7.89	(8.80)	8,397	1.53	(2)(3)	1.53	(2)(3)	1.54		1.97	154
2008	16.13	0.22	(5.49)	(5.27)	(0.30)		(1.74)	(2.04)	8.82	(37.14)	6,538	1.50	(2)(3)	1.51	(2)(3)	1.51	(2)	1.72	218
2007	14.04	0.25	2.88	3.13	(0.45)		(0.59)	(1.04)	16.13	23.25	17,155	1.57	(2)(3)	1.58	(2)(3)	1.58	(2)	1.66	172
Emerging Markets Equity Fund
Class A
2011	$11.40	$0.05	$(2.35)	$(2.30)	$(0.10)		$—	$(0.10)	$9.00	(20.38)%	$695,498	1.96	%(4)	1.96	%(4)	2.09%		0.44%	98%
2010	9.64	0.04	1.78	1.82	(0.06)		—	(0.06)	11.40	18.93	935,583	1.96	(4)	1.96	(4)	2.09		0.38	81
2009	11.43	0.08	0.18	0.26	(0.10)		(1.95)	(2.05)	9.64	16.40	916,780	1.97	(4)	1.97	(4)	2.11		1.08	80
2008	21.49	0.14	(5.64)	(5.50)	(0.08)		(4.48)	(4.56)	11.43	(33.33)	965,730	1.99	(4)	1.99	(4)	2.08		0.85	94
2007	16.67	0.08	7.22	7.30	(0.08)		(2.40)	(2.48)	21.49	48.27	1,777,229	1.97	(4)	1.97	(4)	2.05		0.44	79
International Fixed Income Fund
Class A
2011	$10.92	$0.25	$(0.22)	$0.03	$(0.51	)(9)	$—	$(0.51)	$10.44	0.41%	$488,929	1.02	%(5)	1.02	%(5)	1.21%		2.40%	119%
2010	10.21	0.24	0.57	0.81	(0.10	)(8)	—	(0.10)	10.92	7.97	505,081	1.07	(7)	1.07	(7)	1.21		2.33	135
2009	10.46	0.28	0.53	0.81	(1.06)		—	(1.06)	10.21	8.85	538,159	1.02	(5)	1.02	(5)	1.06		2.86	170
2008	10.91	0.37	(0.68)	(0.31)	(0.14)		—	(0.14)	10.46	(2.89)	703,324	1.02	(5)	1.02	(5)	1.04		3.45	147
2007	10.86	0.36	(0.11)	0.25	(0.20)		—	(0.20)	10.91	2.34	808,742	1.02	(5)	1.02	(5)	1.04		3.29	215
Emerging Markets Debt Fund
Class A
2011	$11.19	$0.63	$(0.70)	$(0.07)	$(0.31)		$—	$(0.31)	$10.81	(0.71)%	$876,396	1.36	%(6)	1.36	%(6)	1.80%		5.58%	59%
2010	10.24	0.67	1.14	1.81	(0.86)		—	(0.86)	11.19	18.78	931,865	1.36	(6)	1.36	(6)	1.79		6.41	70
2009	9.43	0.71	0.85	1.56	(0.75)		—	(0.75)	10.24	18.62	790,597	1.37	(6)	1.37	(6)	1.81		8.47	73
2008	11.04	0.62	(1.18)	(0.56)	(0.74)		(0.31)	(1.05)	9.43	(5.71)	877,354	1.37	(6)	1.37	(6)	1.79		5.94	83
2007	11.28	0.60	0.47	1.07	(0.65)		(0.66)	(1.31)	11.04	10.03	1,002,602	1.37	(6)	1.37	(6)	1.79		5.47	81

*	Includes Fees Paid Indirectly. See Note 5 in Notes to Financial Statements.
**	See Note 5 in Notes to Financial Statements.
†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Per share net investment income/(loss) and net realized and unrealized gains/(losses) calculated using average shares.
(2)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios for Class A and I shares would have been 1.28% and 1.53%, respectively, for 2009 and 2008, and 1.24% and 1.49%, respectively, for 2007 and 2006.
(3)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios for Class A and I shares would have been 1.27% and 1.52%, respectively for 2011 and 2010, 1.28% and 1.53%, respectively for 2009, 1.25% and 1.50%, respectively for 2008 and 1.32% and 1.57%, respectively for 2007.
(4)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.96% for 2011, 2010, 2009, 2008 and 2007.
(5)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.02%, 1.01%, 1.02% and 1.01%, for 2011, 2009, 2008 and 2007, respectively.
(6)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.36% for 2011, 2010, 2009, 2008 and 2007.
(7)	The expense ratio includes proxy and overdraft fees. Had these expenses been excluded, the ratio would have been 1.01% for 2010.
(8)	Includes return of capital of less than $0.01.
(9)	Includes a return of capital of $0.01 per share.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2011	31

Notes to Financial Statements

September 30, 2011

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with five funds: International Equity Fund, Tax-Managed International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”). The Trust’s prospectuses provide a description of each Fund’s investment objective, and strategies. The Trust is registered to offer Class A shares of each of the Funds, Class G shares of the International Equity, Emerging Markets Equity and Emerging Markets Debt Funds, and Class I shares of the International Equity Fund.

As of September 30, 2011, the Tax-Managed International Equity Fund and the Class G shares had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular

32	SEI Institutional International Trust / Annual Report / September 30, 2011

security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determing fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be

Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities, loan participations and swaps where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The Funds adopted Financial Accounting Standards Board — Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective September 30, 2010. This Update applies to the Funds’ disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no significant transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. For the year ended September 30, 2011, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

SEI Institutional International Trust / Annual Report / September 30, 2011	33

Notes to Financial Statements (Continued)

September 30, 2011

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Summary Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2011, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, the Funds may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its Investment Objective and Strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. In addition, the International Fixed Income Fund and the Emerging Markets Debt Fund may utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Summary Schedule of Investments for details regarding open futures contracts as of September 30, 2011, if applicable.

Equity-Linked Warrants — To the extent consistent with its Investment Objective and Strategies, the Funds each may invest in equity-linked warrants. These Funds purchase the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stocks, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, these Funds bear additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Inter-

34	SEI Institutional International Trust / Annual Report / September 30, 2011

bank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Summary Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements. See Note 3 for further details.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Summary Schedule of Investments for details regarding open swap contracts as of September 30, 2011, if applicable.

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no open option agreements held by any of the Funds as of September 30, 2011.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the

SEI Institutional International Trust / Annual Report / September 30, 2011	35

Notes to Financial Statements (Continued)

September 30, 2011

Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Funds retain a redemption fee based on a dollar threshold for redemptions, or a series of redemptions from a single identifiable source that in the aggregate exceed a specified dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
International Equity Fund	$50,000	0.75%
Emerging Markets Equity Fund	25,000	1.25
International Fixed Income Fund	25,000	1.00
Emerging Markets Debt Fund	25,000	1.00

For the year ended September 30, 2011, the Funds did not retain any redemption fees. Such fees, if any, are retained by the Funds for the benefit of the remaining shareholders.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

36	SEI Institutional International Trust / Annual Report / September 30, 2011

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Summary Schedules of Investments and the Statement of Operations. The fair value of derivative instruments as of September 30, 2011 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2011 ($ Thousands)			Year ended September 30, 2011 ($ Thousands)
Contract Type	Statements of Assets & Liabilities Location	Fair Value		Statements of Assets & Liabilities Location	Fair Value

International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$71	*	Net Assets — Unrealized depreciation on futures contracts	$441	*
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	2,275	†	Net Assets — Unrealized depreciation on swap contracts	1,085	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	14,858		Unrealized loss on forward foreign currency contracts	884

Total Derivatives not accounted for as hedging instruments		$17,204			$2,410

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$207	*	Net Assets — Unrealized depreciation on futures contracts	$65	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	3,011		Unrealized loss on forward foreign currency contracts	1,870
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	77	†	Net Assets — Unrealized depreciation of swap contracts	—	†

Total Derivatives not accounted for as hedging instruments		$3,295			$1,935

*	Includes cumulative appreciation/(depreciation) on futures contracts as reported in the Summary Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/(depreciation) on swap contracts as reported in the Summary Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2011 is as follows:

Amount of realized Gain or (Loss) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Futures	Forward Currency Contracts	Swaps	Total

International Fixed Income Fund
Interest rate contracts	$—	$(629)	$—	$200	$(429)
Foreign exchange contracts	—	—	(39,003)	—	(39,003)
Credit contracts	—	—	—	57	57
Total	$—	$(629)	$(39,003)	$257	$(39,375)

Emerging Markets Debt Fund
Interest rate contracts	$532	$330	$—	$108	$970
Equity contracts	—	—	—	204	204
Foreign exchange contracts	—	—	(1,117)	—	(1,117)
Total	$532	$330	$(1,117)	$312	$57

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total

International Fixed Income Fund
Interest rate contracts	$(256)	$—	$(33)	$(289)
Foreign exchange contracts	—	32,307	—	32,307
Credit contracts	—	—	(43)	(43)
Total	$(256)	$32,307	$(76)	$31,975

Emerging Markets Debt Fund
Interest rate contracts	$145	$—	$—	$145
Foreign exchange contracts	—	1,848	—	1,848
Equity contracts	—	—	(92)	(92)
Total	$145	$1,848	$(92)	$1,901

SEI Institutional International Trust / Annual Report / September 30, 2011	37

Notes to Financial Statements (Continued)

September 30, 2011

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

5. ADMINISTRATION, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Administration & Transfer Agency Agreement — The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund	0.45%
Emerging Markets Equity Fund	0.65%
International Fixed Income Fund	0.60%
Emerging Markets Debt Fund	0.65%

However, the Administrator has voluntarily agreed to waive its fee so that the total annual expenses, except for Trustee fees, of each Fund will not exceed certain expense limitations adopted by the Administrator as presented below. In the event that the total annual expenses of a Fund, after reflecting a waiver of all fees by the Administrator, exceed the specific limitation, the Administrator has agreed to bear such excess. Any such waiver is voluntary and may be terminated at any time at the Administrator’s sole discretion. At September 30, 2011, there were no such waivers in each Fund.

	International Equity Fund		Emerging Markets Equity Fund		International Fixed Income Fund		Emerging Markets Debt Fund
Class A	1.27	%*†	1.96	%†	1.02	%†	1.36	%†
Class I	1.52	%*†	—		—		—

* The expense cap excludes interest expense on reverse repurchase agreements.

† The expense cap excludes proxy and overdraft fees.

Investment Advisory Agreement — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee for the International Equity, Emerging Markets Equity and Emerging Markets Debt Funds so that the total annual expenses of each Fund, exclusive of short sale expenses and acquired fund fee expenses, will not exceed certain voluntary expense limitations adopted by SIMC. These waivers may be terminated at any time. For the International Fixed Income Fund, SIMC has contractually agreed to waive fees or reimburse expenses until the later of (i) two years after the effective date of the Expense Limitation Agreement, or (ii) January 31, 2012 in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.02%.

Accordingly, the advisory fee and contractual or voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Voluntary Expense Limitations	Contractual Expense Limitations
International Equity Fund, Class A	0.505%	1.270%	—%
International Equity Fund, Class I	0.505%	1.520%	—%
Emerging Markets Equity Fund	1.050%	1.960%	—%
International Fixed Income Fund	0.300%	—%	1.020%
Emerging Markets Debt Fund	0.850%	1.360%	—%

As of September 30, 2011, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
International Equity Fund
Acadian Asset Management LLC
Causeway Capital Management LLC
del Rey Global Investors LLC
INTECH Investment Management LLC
Neuberger Berman Management LLC
Quantitative Management Associates LLC
Schroder Investment Management North America, Inc.
Tradewinds Global Investors LLC
Emerging Markets Equity Fund
Artisan Partners Limited Partnership
Delaware Management Company
JO Hambro Capital Management Limited
Lazard Asset Management LLC
Neuberger Berman Management LLC
PanAgora Asset Management, Inc.
The Boston Company Asset Management LLC
International Fixed Income Fund
AllianceBernstein L.P.
Fidelity International Investment Advisors (UK) Limited (delegates to Fidelity International Investment Advisors)
Wellington Management Company, LLP
Emerging Markets Debt Fund
Ashmore Investment Management Limited
ING Investment Management Advisors, B.V.
Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under an amended and restated Distribution Agreement dated September 16, 2002. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefrom.

38	SEI Institutional International Trust / Annual Report / September 30, 2011

Such plans provide fees payable to the Distributor equal to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

	Shareholder Servicing Fees	Administrative Servicing Fees
International Equity Fund
Class A	0.25%	—
Class I	0.25%	0.25%
Emerging Markets Equity Fund
Class A	0.25%	—
International Fixed Income Fund
Class A	0.25%	—
Emerging Markets Debt Fund
Class A	0.25%	—

The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. For the year ended September 30, 2011, the Distributor received no brokerage commissions.

Under both the Shareholder Servicing Plan and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

However, the Distributor has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations as agreed upon by the Distributor as presented above.

For the year ended September 30, 2011, the Distributor retained 100% of both shareholder servicing fees, less the waiver, and administration servicing fees.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2011, can be found on the Statement of Operations and Financial Highlights, respectively.

Investment in Affiliated Securities — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund L.P., also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Trustees of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings.

The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ board of trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended September 30, 2011, the Trust had not participated in the Program.

Other — A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Other Affiliated Transactions — During the fiscal year ended September 30, 2010, the Administrator made a capital contribution (the “Contribution”) of $1,166 ($ Thousands) to the Emerging Markets Debt Fund. The Contribution represents a reimbursement for losses incurred by the Emerging Markets Debt Fund in connection with a NAV error during that fiscal year. The Contribution is included in Proceeds from Shares Issued on the Statement of Changes in Net Assets. The Contribution did not have a significant impact on the Emerging Market Debt Fund’s total return.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2011, were as follows:

	Purchases ($ Thousands)	Sales and Maturities ($ Thousands)
International Equity Fund
US Government	$—	$—
Other	1,814,617	1,892,233
Emerging Markets Equity Fund
US Government	—	—
Other	877,178	925,639
International Fixed Income Fund
US Government	6,152	16,355
Other	520,062	541,425
Emerging Markets Debt Fund
US Government	—	—
Other	473,444	473,470

SEI Institutional International Trust / Annual Report / September 30, 2011	39

Notes to Financial Statements (Continued)

September 30, 2011

Included in the realized gain on investments for the International Equity and Emerging Markets Equity funds was $786 and $1,319 ($ Thousands), respectively, received from AXA Rosenberg Investment Management, a former investment sub-adviser to the funds, as a result of a settlement with the Securities and Exchange Commission related to a coding error in its quantitative investment process. The settlement proceeds represented 0.05% and 0.19% of the funds’ average net assets, respectively, for the year ended September 30, 2011.

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under GAAP. These differences, which may result in distribution reclassifications, are primarily due to paydown reclassifications, foreign currency transactions, net investment losses, investment in partnerships, swaps and passive foreign investment companies. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts as of September 30, 2011:

	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/(Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
International Equity Fund	$1,402	$(1,402)	$—
Emerging Markets Equity Fund	2,694	(2,694)	—
International Fixed Income Fund	(21,620)	25,923	(4,303)
Emerging Markets Debt Fund	968	(968)	—

These reclassifications had no impact on the net assets or net value per share of the fund.

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Totals ($ Thousands)
International Equity Fund	2011	$27,465	$—	$—	$27,465
	2010	—	—	—	—
Emerging Markets Equity Fund	2011	8,167	—	—	8,167
	2010	5,546	—	—	5,546
International Fixed Income Fund	2011	22,700	—	490	23,190
	2010	5,034	—	7	5,041
Emerging Markets Debt Fund	2011	25,140	—	—	25,140
	2010	67,778	—	—	67,778

As of September 30, 2011, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Gains (Losses) ($ Thousands)
International Equity Fund	$34,760	$—	$(996,607)	$—
Emerging Markets Equity Fund	2,180	—	(19,246)	—
International Fixed Income Fund	—	—	(20,627)	—
Emerging Markets Debt Fund	19,073	—	(749)	—

	Post October Currency Losses ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Accumulated Gains (Losses) ($ Thousands)
International Equity Fund	$(2,060)	$(245,286)	$13	$(1,209,180)
Emerging Markets Equity Fund	(88)	(157,159)	—	(174,313)
International Fixed Income Fund	—	8,438	(13,946)	(26,135)
Emerging Markets Debt Fund	—	1,839	(2,139)	18,024

Post-October losses represent losses realized on investment transactions from November 1, 2010 through September 30, 2011, that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2015 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Total Capital Loss Carryforward 09/30/11 ($ Thousands)
International Equity Fund	$—	$306,250	$690,357	$996,607
Emerging Markets Equity Fund	—	—	19,246	19,246
International Fixed Income Fund	274	1,563	18,790	20,627
Emerging Markets Debt Fund	—	—	749	749

40	SEI Institutional International Trust / Annual Report / September 30, 2011

During the year ended September 31, 2011, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount utilized ($ Thousands)
International Equity Fund	$126,402
Emerging Markets Equity Fund	113,491
International Fixed Income Fund	3,523
Emerging Markets Debt Fund	31,182

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For Federal income tax purposes, the cost of securities owned at September 30, 2011, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bonds, straddles and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2011, was as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
International Equity Fund	$1,894,797	$51,414	$(297,421)	$(246,007)
Emerging Markets Equity Fund	885,805	40,623	(197,641)	(157,018)
International Fixed Income Fund	476,521	25,421	(30,682)	(5,261)
Emerging Markets Debt Fund	866,778	53,125	(52,437)	688

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the International Fixed Income and Emerging Markets Debt Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers are estimates that may differ from the value that would be realized if the securities were sold. At September 30, 2011, the total value of these securities represented approximately 2% of the net assets of the Emerging Markets Debt Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, Management believes that based on experience, the risk of loss from such claims is considered remote.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain

SEI Institutional International Trust / Annual Report / September 30, 2011	41

Notes to Financial Statements (Concluded)

September 30, 2011

risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

10. NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not allowed. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements.

42	SEI Institutional International Trust / Annual Report / September 30, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited the accompanying statements of assets and liabilities of the SEI Institutional International Trust comprising the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (collectively, the “Funds”), including the summary schedules of investments, as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians, brokers, and transfer agent or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional International Trust as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 29, 2011

SEI Institutional International Trust / Annual Report / September 30, 2011	43

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2011.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	84	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Funds Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee, Limited, and SEI Structured Credit Fund, L.P.
William M. Doran 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	84	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Global Nominee, Limited, SEI — Unit Trust Management (UK) Limited, and SEI Asset Korea Co., Limited.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 1996	Self-Employed Consultant, Newfound Consultants Inc. since April 1997.	84	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	84	Director, Sunoco, Inc.; Director, Excelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P, and Adviser Managed Trust.

44	SEI Institutional International Trust / Annual Report / September 30, 2011

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since March 2008. Managing Director, Cue Capital from March 2002- March 2008.	84	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 63 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	84	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	Since 2007	Private Investor since 1994.	84	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Director, Colonial BancGroup, Inc., 2003-2009. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009.	84	Director of St. Joseph’s Translational Research Institute; Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997-2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2099 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Fund Services (March 2005 to June 2006)	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structural Credit Fund, LP, and SEI Alpha Strategy Portfolio, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since 2010.	N/A	N/A

SEI Institutional International Trust / Annual Report / September 30, 2011	45

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
James Ndiaye One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2005	Vice President and Assistant Secretary of SIMC since 2005.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2007	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark, 2004-2007.	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP, May 2005-October 2008.	N/A	N/A
John J. McCue One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President	since 2004	Director of Portfolio Implementation for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive Oaks, PA 19456 31 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2009	Compliance Officer of SEI Investments Company, since 2003.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P, and Adviser Managed Trust.

46	SEI Institutional International Trust / Annual Report / September 30, 2011

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Annualized Expense Ratios	Expenses Paid During Period*
International Equity Fund
Actual Fund Return
Class A	$1,000.00	$799.30	1.26%	$5.68
Class I	1,000.00	799.10	1.51	6.81
Hypothetical 5% Return
Class A	$1,000.00	$1,018.76	1.26%	$6.37
Class I	1,000.00	1,017.50	1.51	7.63
Emerging Markets Equity Fund
Actual Fund Return
Class A	$1,000.00	$739.50	1.96%	$8.56
Hypothetical 5% Return
Class A	$1,000.00	$1,015.23	1.96%	$9.91

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Annualized Expense Ratios	Expenses Paid During Period*
International Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,024.50	1.03%	$5.24
Hypothetical 5% Return
Class A	$1,000.00	$1,019.89	1.03%	$5.23
Emerging Markets Debt Fund
Actual Fund Return
Class A	$1,000.00	$982.50	1.36%	$6.77
Hypothetical 5% Return
Class A	$1,000.00	$1,018.24	1.36%	$6.90

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2011	47

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (x) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Funds’ performance compared with similar mutual funds.

At the June 21 – 22, 2011 and September 13 – 14, 2011 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Sub-Advisory Agreements and approved the selection of the Sub-Advisers to act in their

48	SEI Institutional International Trust / Annual Report / September 30, 2011

respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•	the nature, extent and quality of the services provided to the Funds under the Sub-Advisory Agreements, including the resources of the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Sub-Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•	the profitability of the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to the Sub-Advisers and their affiliates; and

•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Sub-Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the Sub-Advisers to the Funds and the resources of the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, each Sub-Advisers’ personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by the Sub-Advisers to the Funds and the resources of the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Sub-Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Sub-Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Sub-Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Sub-Advisory Agreements, the Trustees considered the rate of compensation called for by the Sub- Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and concluded that the Funds’ various service providers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Sub-Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Sub-Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of the Sub-Advisers is reasonable and supported renewal of the Sub-Advisory Agreements.

SEI Institutional International Trust / Annual Report / September 30, 2011	49

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Sub-Advisory Agreements and concluded that the compensation under the Sub-Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

50	SEI Institutional International Trust / Annual Report / September 30, 2011

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2011 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2011 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2011 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Return of Capital	(B) Long-Term Capital Gain Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total	(E) Dividends Received Deductions (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
International Equity	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.01%	0.00%	0.00%
Emerging Markets Equity	0.00%	0.00%	100.00%	100.00%	0.00%	93.50%	0.00%	10.19%	0.00%
International Fixed Income	2.11%	0.00%	97.89%	100.00%	0.00%	0.00%	0.60%	1.90%	0.00%
Emerging Markets Debt	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	1.10%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2011, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$37,380,720	$2,898,190
Emerging Markets Equity	4,349,973	1,979,526

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5)	“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (F) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust / Annual Report / September 30, 2011	51

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2011

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

James Ndiaye

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

John J. McCue

Vice President

Keri E. Rohn

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KMPG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456 1.800.DIAL.SEI (1.800.342.5734)

SEI-F-018 (9/11)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2011 and 2010 as follows:

		Fiscal 2011			Fiscal 2010
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved		All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$182,500	N/A	N/A	$164,000	N/A		N/A
(b)	Audit-Related Fees	$25,000	$0	$0	$0	$0		N/A
(c)	Tax Fees (Tax return review services)	$0	$0	N/A	$0	$139,500	(2)	N/A
(d)	All Other Fees	$0	$234,500	$0	$0	$229,500		$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See section (g)(1)

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2011	Fiscal 2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2011 and 2010 were $234,500 and $369,000, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are listed below.

Schedule of Investments

International Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.5%

Australia — 3.0%
Aditya Birla Minerals (A)	23,081	$19
Alumina (A)	1,486,632	2,082
Amcor (A)	258,912	1,721
AMP (A)(B)	37,310	141
Atlas Iron (A)	1,468,421	3,960
Australia & New Zealand Banking Group (A)	31,817	593
Beach Energy (A)	520,405	539
Bendigo and Adelaide Bank (A)(B)	69,363	564
BHP Billiton (A)(B)	87,799	2,920
Boral (A)	9,142	31
Brambles (A)	78,185	484
Caltex Australia (A)	133,435	1,381
CFS Retail Property Trust (A)(C)	21,096	36
Coca-Cola Amatil (A)	23,727	273
Cochlear (A)	4,491	200
Commonwealth Bank of Australia (A)	28,138	1,229
Crown (A)(B)	29,036	222
CSL (A)	113,603	3,239
Dexus Property Group (A)(C)	270,043	214
Echo Entertainment Group*	47,526	169
Fortescue Metals Group (A)(B)	401,387	1,684
Goodman Group (A)(C)	201,018	111
GPT Group (A)(B)(C)	75,531	228
Iluka Resources (A)	76,606	901
Incitec Pivot (A)	139,782	435
Leighton Holdings (A)	9,243	165
Lend Lease (A)(B)	87,698	592
Lynas* (A)	386,706	397
Macquarie Airports (A)	56,591	176
Metcash (A)	165,834	657
National Australia Bank (A)(B)	63,342	1,351
Newcrest Mining (A)	210,593	6,972
OneSteel (A)	275,164	324
Orica (A)	10,922	246
Qantas Airways* (A)	98,345	132
QBE Insurance Group (A)	5,771	71
Ramsay Health Care (A)	21,478	394
Rio Tinto (A)(B)	52,440	3,085
Santos (A)	241,884	2,629
Sonic Healthcare (A)	41,345	454
Suncorp-Metway (A)	32,269	247
TABCORP Holdings (A)(B)	80,565	199
Tattersalls Group (A)(B)	77,259	166
Telstra (A)(B)	145,190	434
Transurban Group (A)	197,736	1,032
Washington H Soul Pattinson (A)	6,014	74
Wesfarmers (A)(B)	29,744	903
Wesfarmers PPS (A)	1,497	46
Westfield Group (A)(C)	30,938	230
Westpac Banking (A)	34,173	665
Woolworths (A)	40,833	980
WorleyParsons (A)	17,974	450

		46,447

Austria — 0.2%
Oesterreichische Post (A)	4,748	135
OMV (A)	2,009	60

Description	Shares	Market Value ($ Thousands)

Vienna Insurance Group (A)	70,119	$2,669
Voestalpine (A)	10,972	318

		3,182

Belgium — 1.6%
Bekaert (A)	332	13
Belgacom (A)	172,184	5,190
Colruyt (A)(B)	89,731	3,733
Delhaize Group (A)	36,776	2,153
Groupe Bruxelles Lambert (A)	12,683	892
InBev (A)	191,098	10,158
KBC Groep (A)	16,001	370
Mobistar (A)	4,718	270
Solvay (A)	4,144	391
Telenet Group Holding (A)	44,386	1,628
UCB (A)	16,145	689
Umicore (A)	743	27

		25,514

Bosnia and Herzegovina — 0.1%
Axis Capital Holdings	64,200	1,665

Brazil — 0.9%
Anhanguera Educacional Participacoes	315,992	3,821
Brasil Telecom ADR	94,034	1,642
Centrais Eletricas Brasileiras ADR	182,900	1,604
HRT Participacoes em Petroleo*	3,600	1,474
Petroleo Brasileiro ADR	176,630	3,965
Tim Participacoes ADR	49,099	1,157
Vale ADR, Cl B	4,729	108

		13,771

Canada — 4.3%
Barrick Gold	161,299	7,525
Bird Construction	3,501	33
Cameco	171,625	3,144
Cenovus Energy (B)	99,046	3,067
Domtar	27,532	1,877
Goldcorp (B)	86,000	3,967
Kinross Gold (B)	323,919	4,788
Magna International, Cl A	33,100	1,101
Magna International	21,000	692
New Gold*	323,200	3,356
Nexen	273,497	4,237
Niko Resources (B)	113,163	4,688
Onex	30,300	950
Peyto Exploration & Development (B)	153,500	2,936
Potash Saskatchewan	98,182	4,287
Precision Drilling*	129,400	1,084
QLT*	3,908	29
Saputo	4,500	178
Silver Wheaton (B)	99,500	2,954
Suncor Energy	186,860	4,791
Teck Resources, Cl B	114,421	3,395
TELUS, Cl A	1	—
Toronto-Dominion Bank (B)	72,533	5,192
Transcontinental, Cl A (B)	5,100	53
Vermilion Energy (B)	68,700	2,903

		67,227

1	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

Chile — 0.2%
Sociedad Quimica y Minera de Chile ADR (B)	60,500	$2,893

China — 0.6%
Baidu ADR*	36,719	3,926
China Petroleum & Chemical (A)	1,150,000	1,106
China Telecom (A)	726,000	455
China Vanke, Cl B (A)	973,900	837
Guangshen Railway (A)(B)	1,580,000	475
Huaneng Power International (A)	5,444,000	2,312

		9,111

Denmark — 1.2%
AP Moller - Maersk, Cl A (A)	89	499
AP Moller - Maersk, Cl B (A)	448	2,636
Coloplast, Cl B (A)	2,678	386
Jyske Bank* (A)	95,182	2,821
Novo Nordisk, Cl B (A)	78,172	7,808
Novozymes, Cl B (A)	1,798	256
TrygVesta (A)	76,092	4,007

		18,413

Finland — 1.0%
Elisa, Cl A (A)	513	11
Fortum (A)	37,119	875
Kesko, Cl B (A)	4,634	143
Kone, Cl B (A)	1,233	59
Metso (A)	135,572	3,974
Nokia (A)	477,932	2,707
Nokia ADR (B)	554,270	3,137
Nokian Renkaat (A)	13,454	403
Orion, Cl B (A)	15,717	317
Sampo, Cl A (A)	13,838	348
Stora Enso, Cl R (A)	491,740	2,882
UPM-Kymmene (A)	55,728	630
Wartsila, Cl B (A)	8,418	200

		15,686

France — 9.9%
Accor (A)	20,406	544
Aeroports de Paris (A)	1,149	87
Air Liquide (A)	54,966	6,428
Alcatel-Lucent* (A)	1,879,957	5,459
Alstom (A)(B)	51,245	1,690
Areva	51,120	1,627
Arkema (A)	39,845	2,311
AXA (A)	711,758	9,273
BNP Paribas (A)	238,052	9,398
Bouygues (A)	11,538	382
Bureau Veritas (A)	298	21
Carrefour (A)	138,552	3,160
Casino Guichard Perrachon (A)	3,478	272
Christian Dior (A)	4,599	516
Cie de Saint-Gobain (A)	24,372	931
Cie Generale d’Optique Essilor International (A)	63,457	4,570
CNP Assurances (A)	181,050	2,670
Compagnie Generale de Geophysique* (A)	33,147	585

Description	Shares	Market Value ($ Thousands)

Credit Agricole (A)	116,577	$803
Edenred (A)	25,396	606
Eiffage (A)	5,830	180
Electricite de France (A)	74,382	2,157
Eutelsat Communications (A)	126,919	5,106
Fonciere Des Regions (A)(C)	4,364	305
France Telecom (A)	42,171	691
GDF Suez (A)	223,617	6,654
Gecina (A)(C)	7,457	653
Groupe Danone (A)	15,085	929
Groupe Eurotunnel (A)	2,457	21
ICADE (A)(C)	16,171	1,265
Iliad (A)	2,796	313
Legrand (A)	166,282	5,191
L’Oreal (A)	7,123	696
LVMH Moet Hennessy Louis Vuitton (A)	66,889	8,842
Metropole Television (A)	11,395	185
Michelin, Cl B (A)(B)	25,199	1,509
Natixis (A)(B)	206,152	649
Neopost (A)	2,372	174
Pernod-Ricard (A)	3,877	304
Peugeot (A)	57,911	1,234
PPR (A)	3,262	422
Safran (A)	158,589	4,858
Sanofi-Aventis (A)	317,999	20,948
Schneider Electric (A)	194,616	10,430
SCOR (A)	14,394	311
SES (A)	18,506	451
Societe Generale (A)	83,695	2,194
Societe Television Francaise (A)	3,333	42
Sodexho Alliance (A)	87,888	5,796
Technip (A)	58,719	4,711
Thales (A)	90,264	2,826
Total (A)	84,470	3,732
Unibail (A)(C)	859	154
Veolia Environnement (A)	174,218	2,548
Vinci (A)	87,972	3,779
Vivendi (A)	178,766	3,645
Wendel (A)	6,106	383

		155,621

Germany — 6.6%
Adidas (A)	773	47
Allianz (A)	28,582	2,683
Axel Springer (A)	1,447	50
BASF (A)	69,298	4,231
Bayer (A)	120,114	6,638
Bayerische Motoren Werke (A)	88,864	5,879
Beiersdorf (A)	3,180	170
Brenntag (A)	46,552	4,044
Continental * (A)	214	12
DaimlerChrysler (A)	44,716	1,992
Deutsche Bank (A)	48,340	1,678
Deutsche Boerse*	80,094	4,057
Deutsche Lufthansa (A)	145,731	1,892
Deutsche Post (A)	451,059	5,783
Deutsche Telekom (A)(B)	310,532	3,650
E.ON (A)	26,386	573
Fraport Frankfurt Airport Services Worldwide (A)	4,197	248
Fresenius (A)	5,771	514

SEI Institutional International Trust / Annual Report / September 30, 2011	2

Schedule of Investments

International Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

Fresenius Medical Care (A)	94,755	$6,438
GEA Group (A)	181,508	4,243
Hannover Rueckversicherung (A)	4,195	190
HeidelbergCement (A)	10,210	372
Henkel KGaA (A)	7,208	316
Infineon Technologies (A)(B)	139,397	1,030
K+S (A)	2,320	122
Kabel Deutschland Holding* (A)	13,637	732
Lanxess (A)(B)	2,095	101
Linde (A)	85,205	11,418
MAN (A)	4,680	363
Merck KGaA (A)	4,417	362
Metro (A)	8,895	378
Muenchener Rueckversicherungs (A)	50,592	6,293
RWE (A)	12,783	472
SAP (A)	157,408	8,021
SAP ADR	59,400	3,007
Siemens (A)	141,336	12,735
Suedzucker (A)	42,109	1,198
ThyssenKrupp (A)	62,068	1,527
United Internet (A)	2,209	37
Volkswagen (A)	6,858	846

		104,342

Greece — 0.3%
Hellenic Telecommunications Organization (A)	44,947	191
OPAP (A)	370,146	3,739

		3,930

Guernsey — 0.0%
Resolution (A)	200,066	766

Hong Kong — 2.6%
Asia Standard International Group (A)	164,000	27
ASM Pacific Technology (A)	33,000	322
BOC Hong Kong Holdings (A)	189,500	401
Cathay Pacific Airways (A)	256,265	418
Chaoda Modern Agriculture (B)	2,440,000	345
Cheung Kong Holdings (A)	40,000	434
Cheung Kong Infrastructure Holdings (A)	73,700	430
China Mobile ADR	72,200	3,517
China Mobile (A)(B)	709,500	6,938
CLP Holdings (A)	381,900	3,442
First Pacific (A)	678,000	599
Galaxy Entertainment Group* (A)(B)	248,000	360
Hang Lung Group (A)	53,668	274
Hang Seng Bank (A)	48,900	573
Henderson Land Development (A)	47,000	211
Hong Kong Exchanges and Clearing (A)	10,300	149
HongKong Electric Holdings (A)	42,000	321
Hongkong Land Holdings (A)	268,000	1,187
Hopewell Holdings (A)	132,765	381
Hutchison Telecommunications Hong Kong Holdings (A)	802,000	280
Hutchison Whampoa (A)	349,135	2,585

Description	Shares	Market Value ($ Thousands)

Hysan Development (A)	50,300	$152
Jardine Strategic Holdings (A)	220,535	5,773
Li & Fung (A)	89,000	149
MTR (A)	71,000	213
New World Development (A)	221,000	211
NWS Holdings (A)	140,218	186
PCCW (A)	97,000	36
RCG Holdings*	39,556	2
Shangri-La Asia (A)	28,900	55
Sino-Forest*	76,000	8
SJM Holdings (A)	279,800	494
Sun Hung Kai Properties (A)	390,000	4,476
Swire Pacific, Cl A (A)	33,866	348
Wharf Holdings (A)	50,000	247
Wheelock (A)	145,478	431
Wynn Macau (A)	58,000	137
Yue Yuen Industrial Holdings (A)	1,714,000	4,434

		40,546

Indonesia — 0.1%
Telekomunikasi Indonesia ADR	47,903	1,584

Ireland — 0.7%
CRH (A)	43,323	671
Elan* (A)	70,972	753
Experian (A)	431,486	4,839
Kerry Group, Cl A (A)	4,152	146
Ryanair Holdings ADR*	132,700	3,417
Smurfit Kappa Group* (A)(B)	261,595	1,592

		11,418

Israel — 0.4%
Bank Leumi Le-Israel (A)	11,427	35
Bezeq Israeli Telecommunication (A)	81,871	153
Cellcom Israel (A)	2,696	55
Check Point Software Technologies*	91,610	4,833
Israel (A)	97	62
Israel Chemicals (A)	31,290	356
NICE Systems* (A)	4,676	140
Partner Communications (A)	2,501	24
Teva Pharmaceutical Industries (A)	23,755	878

		6,536

Italy — 1.6%
AEM (A)	77,635	97
Atlantia (A)	13,299	192
Banca Carige (A)	190,239	368
Banca Monte dei Paschi di Siena (A)	630,394	351
Enel (A)	979,492	4,330
Engineering Ingegneria Informatica (A)	2,148	61
ENI (A)	13,532	238
Exor (A)	7,931	155
Fiat (A)	199,043	1,076
Fiat Industrial* (A)	143,928	1,077
Finmeccanica (A)	41,912	290
Intesa Sanpaolo (A)	1,584,395	2,352

3	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

Mediaset (A)	75,808	$239
Mediobanca (A)	6,963	55
Parmalat (A)	43,164	91
Saipem (A)	19,685	692
Snam Rete Gas (A)	923,771	4,271
Telecom Italia (A)	7,507,116	7,357
Terna Rete Elettrica Nazionale (A)	97,950	364
UniCredito Italiano (A)	872,278	926

		24,582

Japan — 17.7%
Aeon (A)	232,400	3,146
Aisin Seiki (A)	10,700	356
Ajinomoto (A)	15,700	186
Alfresa Holdings (A)	5,900	247
All Nippon Airways (A)	116,000	363
Alpen (A)	5,700	106
Arc Land Sakamoto (A)	7,300	145
Asahi Glass (A)	61,000	596
Asahi Kasei (A)	92,000	552
Asics (A)	25,300	346
Astellas Pharma (A)	16,700	631
Autobacs Seven (A)	2,500	112
Bank of the Ryukyus (A)	2,500	34
Belluna (A)	6,800	59
Best Bridal (A)	65	62
Bic Camera (A)(B)	401	218
Bridgestone (A)	9,700	220
Brother Industries (A)	186,000	2,187
Calsonic Kansei (A)	199,000	1,205
Canon (A)	24,600	1,118
Capcom (A)	6,600	165
Central Japan Railway (A)	473	4,130
Century Tokyo Leasing (A)	33,200	658
Chiyoda (A)	4,000	39
Chubu Electric Power (A)	13,600	255
Chuetsu Pulp & Paper (A)	18,000	29
Chugai Pharmaceutical (A)	9,800	166
Coca-Cola West (A)	213,700	4,102
Cosmo Oil (A)	181,100	449
Dai Nippon Printing (A)	723,000	7,481
Daicel Chemical Industries (A)	173,000	986
Daihatsu Motor (A)	5,800	105
Dai-ichi Life Insurance (A)	538	556
Daiichi Sankyo (A)	108,700	2,267
Daiichikosho (A)	3,500	69
Dainippon Screen Manufacturing (A)	27,000	165
Dainippon Sumitomo Pharma (A)	26,400	290
Daito Trust Construction (A)	17,200	1,578
Daiwa House Industry (A)	161,000	2,063
Dena (A)	19,400	813
Denso (A)	10,500	338
Dydo Drinco (A)	4,400	170
East Japan Railway (A)	17,300	1,049
EDION (A)(B)	93,800	786
Eisai (A)	19,500	787
Elpida Memory* (A)	68,700	430
Faith (A)	378	37
Fanuc (A)	61,600	8,491
Fast Retailing (A)	1,800	323
Fuji Film Holdings (A)	213,500	4,965

Description	Shares	Market Value ($ Thousands)

Fuji Heavy Industries (A)	2,500	$15
Fuji Soft (A)	4,100	68
Fujishoji (A)	42	47
Fujitsu (A)	60,000	283
Gree (A)	12,200	372
Hachijuni Bank (A)	201,000	1,232
Hamamatsu Photonics (A)	8,700	351
Haseko (A)	2,168,500	1,364
Hino Motors (A)	315,000	1,875
HIS (A)	4,900	144
Hitachi (A)	861,700	4,280
Hitachi Construction Machinery (A)	1,900	32
Honda Motor (A)	473,700	13,886
Hoya (A)	11,400	264
Ibiden (A)	6,000	127
IBJ Leasing (A)	8,800	212
Idemitsu Kosan (A)	8,500	762
IHI (A)	370,000	816
Iida Home Max (A)	30,600	258
Inpex (A)	214	1,315
IT Holdings (A)	40,200	390
Itochu (A)	68,400	654
Itochu-Shokuhin (A)	1,900	72
Iyo Bank (A)	16,000	163
Japan Petroleum Exploration (A)	3,100	113
Japan Prime Realty Investment, Cl A (A)(C)	197	506
Japan Real Estate Investment, Cl A (A)(C)	1	10
Japan Retail Fund Investment, Cl A (A)(C)	259	417
Japan Steel Works (A)(B)	245,000	1,462
Japan Tobacco (A)(B)	225	1,053
JFE Holdings (A)	49,300	996
JFE Shoji Holdings (A)	23,000	102
JGC (A)	324,200	7,933
JS Group (A)	29,400	824
JTEKT (A)	4,600	55
Jupiter Telecommunications (A)	6,727	7,283
Juroku Bank (A)	16,000	53
Justsystems* (A)	13,900	25
JVC Kenwood Holdings* (A)(B)	78,200	312
JX Holdings (A)	9,400	53
Kamei (A)	5,000	34
Kamigumi (A)	5,000	45
Kansai Electric Power (A)	18,400	318
Kao (A)	5,800	162
Kawasaki Heavy Industries (A)	253,000	646
KDDI (A)	1,488	10,251
Keyence (A)	900	246
Kintetsu (A)(B)	6,000	23
Kita-Nippon Bank (A)	1,700	47
Kobe Steel (A)	156,000	261
Komatsu (A)	93,000	2,006
K’s Holdings (A)	42,800	1,681
Kyocera (A)	5,400	452
Lawson (A)	5,500	312
Mabuchi Motor (A)	130,900	6,083
Makita (A)	113,300	4,035
Marubeni (A)	312,000	1,743
Matsushita Electric Industrial (A)	152,700	1,477

SEI Institutional International Trust / Annual Report / September 30, 2011	4

Schedule of Investments

International Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

Mediceo Paltac Holdings (A)	14,900	$151
Megane TOP (A)	6,000	62
Melco Holdings (A)	1,900	59
Millea Holdings (A)	9,000	228
Miraca Holdings (A)	2,800	123
Mitsubishi (A)	213,300	4,346
Mitsubishi Chemical Holdings (A)	107,600	730
Mitsubishi Electric (A)	71,400	633
Mitsubishi Gas Chemical (A)	27,100	166
Mitsubishi Heavy Industries (A)	176,000	743
Mitsubishi UFJ Financial Group	369,500	1,697
Mitsui (A)	61,200	887
Mitsui Home (A)	8,000	41
Mitsui OSK Lines (A)	49,000	189
Mitsui Sumitomo Insurance Group Holdings (A)	259,000	5,639
Mitsui Trust Holdings (A)	935,330	3,098
Mizuho Financial Group (A)	578,640	848
Murata Manufacturing (A)	23,800	1,293
Nabtesco (A)	10,500	199
Namco Bandai Holdings (A)	16,300	221
NEC Fielding (A)	4,900	62
NEC Networks & System Integration (A)	17,600	276
NET One Systems (A)	117	308
Nichiha (A)	3,200	36
Nichii Gakkan (A)	9,500	107
Nichireki (A)	8,000	42
Nidec (A)	1,900	153
Nintendo (A)	32,400	4,764
Nippo (A)	11,000	96
Nippon Building Fund, Cl A (A)(C)	29	300
Nippon Densetsu Kogyo (A)	5,000	53
Nippon Electric Glass (A)	28,000	255
Nippon Express (A)	39,000	166
Nippon Meat Packers (A)	10,000	130
Nippon Sheet Glass (A)	164,000	367
Nippon Steel (A)	270,000	775
Nippon Telegraph & Telephone ADR	204,278	4,892
Nippon Telegraph & Telephone (A)	85,700	4,108
Nippon Yusen (A)	105,000	285
Nishimatsu Construction (A)	78,000	121
Nishi-Nippon City Bank (A)	73,000	224
Nissan Motor (A)	2,800	25
Nisshin Fudosan (A)	13,200	68
Nisshin Steel (A)	160,000	286
Nissin Food Products (A)	2,600	105
Nitto Denko (A)	25,500	1,004
NKSJ Holdings (A)	7,000	155
Nomura Real Estate Office Fund, Cl A (A)(C)	71	433
Nomura Research Institute (A)	6,200	142
Noritsu Koki (A)	3,000	15
Noritz (A)	4,300	98
NTT Data (A)	75	232
NTT DoCoMo (A)	2,327	4,243
Oita Bank (A)	16,000	54
Ono Pharmaceutical (A)	12,100	722
ORIX (A)	1,170	92
Otsuka Holdings (A)	13,900	381

Description	Shares	Market Value ($ Thousands)

PanaHome (A)	9,000	$61
Rakuten (A)	401	467
Ricoh Leasing (A)	6,400	143
Rinnai (A)	1,400	117
Rohm (A)	69,600	3,633
Ryobi (A)	9,000	41
Saizeriya (A)	20,000	363
San-In Godo Bank (A)	15,000	116
Sankyo (A)	51,300	2,778
Santen Pharmaceutical (A)	9,600	404
Sapporo Hokuyo Holdings (A)	412,300	1,462
Secom (A)	4,700	227
Sega Sammy Holdings (A)	57,900	1,352
Seino Transportation (A)	76,000	618
Sekisui Chemical (A)	33,000	278
Sekisui House (A)	449,000	4,210
Sekisui Jushi (A)	5,000	52
Seven & I Holdings (A)	473,300	13,275
Seven Bank (A)	180	352
Sharp (A)	23,000	193
Shin-Etsu Chemical (A)	73,700	3,618
Ship Healthcare Holdings (A)	5,900	146
Shiseido (A)	269,500	5,230
Showa Shell Sekiyu (A)	59,100	421
SMC (A)	34,400	5,031
Softbank (A)	49,800	1,458
Sojitz (A)	370,700	678
Sony (A)	8,300	159
Sony Financial Holdings (A)	456,000	6,967
SRI Sports (A)	4,400	49
Sumco (A)	17,500	164
Sumitomo (A)	36,700	454
Sumitomo Chemical (A)	34,000	131
Sumitomo Electric Industries (A)	21,500	253
Sumitomo Metal Industries (A)	175,000	363
Sumitomo Metal Mining (A)	10,000	132
Sumitomo Mitsui Financial Group (A)	260,800	7,353
T&D Holdings (A)	900	8
Takeda Pharmaceutical (A)	96,700	4,589
Tanabe Seiyaku (A)	9,300	173
Teijin (A)	27,300	98
THK (A)	1,400	23
Tochigi Bank (A)	9,000	35
Toho Holdings (A)	3,400	42
Tokai (A)	2,800	64
Tokyo Electric Power (A)	63,200	191
Tokyo Electron (A)	55,400	2,515
Tokyo Gas (A)	37,000	172
Tokyo Tekko (A)	21,000	59
Tokyu (A)	59,000	297
TonenGeneral Sekiyu (A)	100,500	1,156
Toppan Printing (A)	34,000	248
Toray Industries (A)	25,600	179
Toshiba (A)	121,000	494
Toshiba TEC (A)	82,000	308
Tosoh (A)	39,000	122
Totetsu Kogyo (A)	9,000	75
Toyo Securities (A)	25,000	37
Toyo Suisan Kaisha (A)	14,000	384
Toyo Tire & Rubber (A)	18,000	45
Toyota Motor ADR (B)	35,768	2,441

5	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

Toyota Motor (A)	247,900	$8,503
Toyota Tsusho (A)	56,500	967
Ube Industries (A)	94,000	313
Unipres (A)	3,300	89
United Arrows (A)	2,000	38
Wacoal Holdings (A)	224,704	2,880
Warabeya Nichiyo (A)	5,200	69
Watabe Wedding (A)	6,395	52
West Japan Railway (A)	50,100	2,149
Xebio (A)	1,700	43
Yahoo! Japan (A)	1,327	412
Yamada Denki (A)	6,010	418
Yamaguchi Financial Group (A)	25,000	253
Yamato Transport (A)	36,000	657
Yamazaki Baking (A)	10,000	152
Yamazen (A)	7,600	56
Yaskawa Electric (A)	35,500	268
Yokohama Rubber (A)	39,000	227
Zeon (A)	103,000	947

		277,557

Malaysia — 0.1%
Axiata Group (A)	1,646,200	2,355

Malta — 0.0%
BGP Holdings* (A)(D)	198,683	—

Mexico — 0.1%
Telefonos de Mexico ADR, Ser L	131,741	1,970

Netherlands — 4.9%
Aegon* (A)	261,169	1,060
Akzo Nobel (A)	248,445	10,979
ASML Holding (A)	17,347	601
Delta Lloyd (A)	38,171	603
European Aeronautic Defence and Space (A)	117,560	3,309
Fugro (A)	1,921	97
Gemalto (A)	88,463	4,213
Heineken	16,670	750
Heineken Holding (A)	9,614	372
Imtech (A)	115,365	3,250
ING Groep* (A)	537,448	3,797
Koninklijke Ahold (A)	373,132	4,395
Koninklijke DSM (A)	7,123	310
Koninklijke KPN (A)	35,927	474
Koninklijke Philips Electronics (A)	14,733	265
QIAGEN* (A)(B)	15,462	215
Reed Elsevier (A)	893,370	9,838
Royal Dutch Shell, Cl A (A)	304,750	9,410
Royal Dutch Shell, Cl B (A)	152,083	4,727
SBM Offshore (A)	35,148	610
TNT (A)	754,984	3,307
TNT Express	590,425	4,134
Unilever (A)	205,570	6,517
Wolters Kluwer (A)	223,750	3,636

		76,869

Description	Shares	Market Value ($ Thousands)

New Zealand — 0.5%
Fletcher Building (A)	73,721	$432
Mainfreight (A)	4,933	37
Telecom of New Zealand (A)	4,013,208	7,999

		8,468

Norway — 1.1%
Aker Solutions (A)	22,382	214
DnB (A)(B)	698,939	6,965
Gjensidige Forsikring (A)	32,958	340
Marine Harvest (A)	3,086,411	1,345
Norsk Hydro (A)(B)	45,473	206
Seadrill (A)	30,929	854
Statoil (A)	363,774	7,805
Yara International (A)	3,941	150

		17,879

Poland — 0.1%
KGHM Polska Miedz (A)	43,832	1,727

Portugal — 0.1%
Cimpor Cimentos de Portugal (A)	11,633	78
Energias de Portugal (A)	132,496	409
Galp Energia SGPS, Cl B (A)(B)	3,738	68
Jeronimo Martins (A)(B)	25,341	396
Portugal Telecom (A)	158,196	1,164

		2,115

Russia — 0.4%
Gazprom OAO ADR (A)	42,696	409
OAO Gazprom ADR	195,742	1,869
Sberbank of Russia ADR	409,139	3,519
Surgutneftegas ADR (A)	8,414	67

		5,864

Singapore — 1.4%
DBS Group Holdings (A)	366,000	3,294
Golden Agri-Resources (A)(B)	726,000	337
GuocoLeisure (A)	253,000	114
Jardine Cycle & Carriage (A)	10,000	319
Keppel (A)	174,110	1,025
Oversea-Chinese Banking (A)	341,000	2,110
SembCorp Industries (A)	265,600	688
SembCorp Marine (A)(B)	1,179,100	2,898
Singapore Airlines (A)	496,000	4,310
Singapore Land (A)	23,000	102
Singapore Press Holdings (A)	98,400	282
Singapore Telecommunications (A)	136,000	329
Transpac Industrial Holdings (A)	36,000	44
United Overseas Bank (A)	364,000	4,698
UOL Group (A)	84,600	268
Yangzijiang Shipbuilding Holdings (A)(B)	1,977,000	1,325

		22,143

South Africa — 1.0%
AngloGold Ashanti ADR	89,369	3,696
AngloGold Ashanti (A)	38,800	1,616
Gold Fields (A)	345,849	5,321

SEI Institutional International Trust / Annual Report / September 30, 2011	6

Schedule of Investments

International Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

Impala Platinum Holdings (A)	38,000	$771
MTN Group (A)	238,037	3,906

		15,310

South Korea — 2.9%
Asia Cement (A)	980	29
Hyundai Heavy Industries (A)	15,793	3,667
Hyundai Mobis (A)	23,459	6,644
Hyundai Motor (A)	9,915	1,733
Kia Motors (A)	27,044	1,613
Korea Electric Power ADR	205,475	1,747
KT&G (A)	142,388	8,861
Samsung Electronics (A)	13,412	9,365
Shinhan Financial Group (A)	192,215	6,702
SK Telecom ADR	426,697	6,004

		46,365

Spain — 1.8%
Abertis Infraestructuras (A)	38,562	594
Acciona (A)	3,976	336
ACS Actividades de Construcciony Servicios (A)	8,402	296
Banco Bilbao Vizcaya
Argentaria (B)	60,485	502
Banco Popular Espanol (A)(B)	167,700	775
Banco Santander Central
Hispano (A)	549,460	4,498
Bankia* (B)	16,300	80
Criteria Caixacorp (A)	340,833	1,495
EDP Renovaveis* (A)	34,404	188
Enagas (A)	294,034	5,412
Endesa (A)	8,158	189
Ferrovial (A)(B)	107,013	1,222
Fomento de Construcciones y Contratas (A)(B)	19,024	470
Gas Natural (A)	51,197	872
Grifols (A)(B)	19,270	360
Iberdrola (A)	123,521	836
Inditex (A)(B)	10,613	907
Indra Sistemas (A)(B)	152,656	2,198
Mapfre (A)	206,463	638
Red Electrica (A)	18,794	858
Repsol (A)	81,553	2,156
Tecnicas Reunidas (A)	88,459	2,825
Telefonica (A)(B)	40,328	774

		28,481

Sweden — 1.7%
Alfa Laval (A)(B)	12,506	197
Atlas Copco, Cl A (A)	74,402	1,316
Atlas Copco, Cl B (A)(B)	74,946	1,172
Boliden (A)	4,297	44
Elekta, Cl B (A)	104,955	3,944
Getinge, Cl B (A)	6,017	131
Hennes & Mauritz, Cl B (A)	38,548	1,153
Hexagon, Cl B (A)	257,634	3,347
Holmen, Cl B (A)	648	16
Industrivarden, Cl C (A)	76,779	803
Investor AB, Cl B (A)	2,946	52
Millicom International Cellular (A)	361	36
Nordea Bank (A)(B)	308,794	2,497
Sandvik (A)	31,514	363

Description	Shares	Market Value ($ Thousands)

Scania, Cl B (A)	13,635	$195
Skandinaviska Enskilda Banken, Cl A (A)	602,553	3,236
Skanska, Cl B (A)	12,730	176
SKF, Cl B (A)	7,658	144
Svenska Cellulosa, Cl B (A)	22,836	278
Svenska Handelsbanken, Cl A (A)	7,059	179
Swedbank, Cl A (A)(B)	116,189	1,281
Swedish Match (A)	21,412	706
Telefonaktiebolaget LM Ericsson, Cl B (A)	413,917	3,970
Volvo, Cl B (A)	81,533	800

		26,036

Switzerland — 8.4%
ABB (A)	12,975	221
Actelion (A)	4,813	160
Adecco (A)	1,661	65
Aryzta (A)	7,838	340
Baloise Holding (A)	5,791	423
Clariant (A)	120,850	1,090
Compagnie Financiere Richemont (A)	56,616	2,517
Credit Suisse Group (A)	149,984	3,915
Daetwyler Holding (A)	463	25
Dufry (A)	1,080	94
GAM Holding (A)	27,930	349
Geberit (A)	2,172	400
Givaudan (A)	11,823	9,201
Glencore International	15,637	98
Helvetia Holding (A)	415	126
Holcim (A)	3,394	180
Julius Baer Group (A)	137,704	4,592
Kuehne & Nagel International (A)	2,955	331
Lindt & Spruengli (A)	12	414
Lindt & Spruengli PC (A)	139	403
Nestle (A)	357,319	19,630
Novartis (A)	544,080	30,330
OC Oerlikon* (A)	19,605	111
Pargesa Holding (A)	4,655	318
Roche Holding (A)	111,291	17,937
Schindler Holding (A)	882	93
Schindler Holding PC (A)	226	25
SGS (A)	3,906	5,922
Sika (A)	2,031	3,588
STMicroelectronics (A)	103,201	675
Straumann Holding (A)	1,515	237
Sulzer (A)	51,542	5,286
Swatch Group (A)	8,964	1,548
Swiss Life Holding (A)	5,448	596
Swiss Re	8,673	406
Swisscom (A)	1,933	785
Syngenta (A)	4,050	1,050
Transocean (A)	3,057	147
UBS	165,085	1,887
UBS Registered (A)	514,830	5,877
Xstrata (A)	463,857	5,851
Zurich Financial Services (A)	24,597	5,113

		132,356

Taiwan — 0.1%
Chunghwa Telecom ADR	10,109	333

7	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

United Microelectronics ADR	691,541	$1,321

		1,654

Thailand — 0.0%
Total Access Communication (A)	213,100	504

United Kingdom — 17.3%
Acergy (A)	192,575	3,658
Admiral Group (A)	6,629	130
AMEC (A)	375,860	4,738
Amlin (A)	768,349	3,373
Anglo American (A)	18,837	648
Antofagasta (A)	10,154	145
ARM Holdings (A)	192,684	1,646
AstraZeneca (A)	255,020	11,306
Aviva (A)	1,190,157	5,591
Babcock International Group (A)	26,522	270
BAE Systems (A)	664,333	2,741
Balfour Beatty (A)	975,094	3,853
Barclays (A)	1,713,100	4,197
BG Group (A)	463,847	8,868
BHP Billiton (A)	140,158	3,740
BP (A)	1,780,335	10,663
BP ADR	54,757	1,975
British American Tobacco (A)	294,331	12,415
British Land (A)(C)	82,728	609
British Sky Broadcasting Group (A)	156,432	1,609
BT Group, Cl A (A)	906,425	2,427
Bunzl (A)	350,725	4,175
Burberry Group (A)	42,591	773
Cairn Energy* (A)	95,995	416
Capita Group (A)	494,041	5,406
Carnival (A)	5,482	171
Centrica (A)	150,991	695
Compass Group (A)	57,724	465
Davis Service Group (A)	44,500	297
Diageo (A)	477,760	9,100
Eurasian Natural Resources (A)	334,285	2,960
Fresnillo (A)	4,263	104
GKN (A)	27,000	73
GlaxoSmithKline (A)	616,289	12,704
Group 4 Securicor (A)	28,649	118
Hammerson (A)(C)	39,156	229
Home Retail Group (A)	2,202,624	3,824
HSBC Holdings (A)	1,110,807	8,499
HSBC Holdings (HKD)(A)	663,200	5,070
ICAP (A)	11,098	71
Imperial Tobacco Group (A)	141,894	4,784
Informa (A)	612,369	3,105
Intercontinental Hotels Group (A)	2,510	41
International Power (A)	11,837	56
ITV* (A)	68,577	63
J Sainsbury (A)	137,648	585
John Wood Group (A)	6,934	57
Kingfisher (A)	1,827,366	7,010
Land Securities Group (A)(C)	89,466	888
Legal & General Group (A)	465,914	695
Lloyds Banking Group* (A)	3,253,025	1,745
London Stock Exchange Group (A)	26,955	339
Marks & Spencer Group (A)	59,246	288
Michael Page International (A)	429,880	2,447

Description	Shares	Market Value ($ Thousands)

National Grid (A)	93,609	$927
Next (A)	2,314	91
Old Mutual (A)	116,349	189
Pearson (A)	48,281	851
Petrofac (A)	307,473	5,682
Polyus Gold International GDR*	465,746	1,444
Prudential (A)	564,653	4,844
Reckitt Benckiser Group (A)	12,024	609
Reed Elsevier (A)	515,743	3,944
Rexam (A)	1,011,528	4,859
Rio Tinto ADR	60,100	2,649
Rio Tinto (A)	256,627	11,369
Rolls-Royce Holdings (A)	1,066,908	9,798
Royal Bank of Scotland Group* (A)	5,099,488	1,822
SABMiller (A)	25,249	823
Sage Group (A)	1,235,247	4,894
Schroders (A)	19,625	389
Scottish & Southern Energy (A)	55,087	1,104
Severn Trent (A)	30,527	729
Shire (A)	81,964	2,553
Smith & Nephew (A)	15,963	143
Smiths Group (A)	1,914	29
Tesco (A)	1,859,312	10,880
TUI Travel (A)	65,023	150
Tullow Oil (A)	198,210	4,005
Unilever (A)	34,101	1,067
United Utilities Group (A)	553,047	5,348
Vedanta Resources (A)	17,496	297
Vodafone Group (A)	8,735,162	22,490
Weir Group (A)	1,222	29
Willis Group Holdings	118,000	4,056
WM Morrison Supermarkets (A)	136,942	617
Wolseley (A)	26,466	656
WPP (A)	50,409	466

		271,658

United States — 0.6%
Advance America Cash Advance Centers	24,598	181
Apple*	310	118
Buckeye Technologies	11,413	275
Calamos Asset Management, Cl A	12,204	122
Capital One Financial	57,139	2,264
Cash America International	742	38
CNO Financial Group*	72,283	391
Lorillard	4,449	493
Newmont Mining	36,000	2,264
Philip Morris International	11,526	719
Providence Service*	3,464	37
Synthes (A)(H)	10,536	1,702
USANA Health Sciences*	1,951	54

		8,658

Total Common Stock (Cost $1,721,440) ($ Thousands)		1,501,203

PREFERRED STOCK — 0.2%

Germany — 0.2%
Bayerische Motoren Werke (A)	8,054	378
Draegerwerk (A)	2,624	252
Henkel (A)	1,393	74
RWE (A)	4,908	170

SEI Institutional International Trust / Annual Report / September 30, 2011	8

Schedule of Investments

International Equity Fund

September 30, 2011

Description	Shares/Face Amount (1) (Thousands)		Market Value ($ Thousands)
Volkswagen (A)		12,734	$1,683

Total Preferred Stock (Cost $2,832) ($ Thousands)			2,557

U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills (E)(F)
0.064%, 12/15/11		4,246	4,246
0.057%, 06/28/12		643	642

Total U.S. Treasury Obligations (Cost $4,888) ($ Thousands)			4,888

	Number Of Rights

RIGHTS — 0.0%

Spain — 0.0%
Banco Bilbao Vizcaya Argentaria,
Expires 10/14/11 (B)		60	9
CaixaBank, Expires 10/14/11
		341	28

Total Rights (Cost $0) ($ Thousands)			37

AFFILIATED PARTNERSHIP — 5.0%

United States — 5.0%
SEI Liquidity Fund, L.P.,
0.130%** † (G)		81,299,667	79,553

Total Affiliated Partnership (Cost $81,300) ($ Thousands)			79,533

TIME DEPOSITS — 2.0%

United States — 2.0%
Brown Brothers Harriman
4.899%, 10/03/11	ZAR	315	39
3.894%, 10/03/11	AUD	87	84
1.750%, 10/03/11	NZD	1	1
1.324%, 10/03/11	NOK	711	121
1.250%, 10/03/11	SEK	8	1
0.350%, 10/03/11	DKK	38	7
0.280%, 10/03/11	CAD	2	2
0.279%, 10/03/11	EUR	876	1,175
0.105%, 10/03/11	GBP	489	762
0.030%, 10/03/11		27,750	27,750
0.010%, 10/03/11	JPY	31,061	403
0.010%, 10/03/11	SGD	6	4
0.005%, 10/03/11	CHF	247	272
0.005%, 10/03/11	HKD	3,904	502

Total Time Deposits (Cost $31,123) ($ Thousands)			31,123

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%** †	29,429,141	29,429

Total Cash Equivalent (Cost $29,429) ($ Thousands)		29,429

Total Investments — 104.9% (Cost $1,871,012) ($ Thousands)		$1,648,790

A summary of the open futures contracts held by the Fund at September 30, 2011, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	404	Dec-2011	$832
FTSE 100 Index	127	Dec-2011	(143)
Hang Seng Index	15	Oct-2011	(36)
Nikkei 225 Index	13	Dec-2011	(15)
SPI 200 Index	33	Dec-2011	(82)
Topix Index	82	Dec-2011	120

			$676

For the year ended September 30, 2011, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,572,158($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2011.

†	Investment in Affiliated Security

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2011 was $1,334,149 ($ Thousands) and represented 84.9% of Net Assets.

(B)	This security or a partial position of this security is on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $74,241 ($ Thousands) (See Note 9).

(C)	Real Estate Investment Trust.

(D)	Securities considered illiquid. The total market value of such securities as of September 30, 2011 was $0 ($ Thousands) and represented 0.0% of Net Assets.

(E)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(F)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2011 was $79,553 ($ Thousands).

(H)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

9	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Equity Fund

September 30, 2011

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krone

SGD — Singapore Dollar

Ser — Series

SPI — Share Price Index

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2011, in valuing the

Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$169,611	$1,331,592	$—	$1,501,203
Preferred Stock	—	2,557	—	2,557
U.S. Treasury Obligations	—	4,888	—	4,888
Rights	37	—	—	37
Affiliated Partnership	—	79,553	—	79,553
Time Deposits	—	31,123	—	31,123
Cash Equivalent	29,429	—	—	29,429

Total Investments in Securities	$199,077	$1,449,713	$—	$1,648,790

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$676	$—	$—	$676

Total Other Financial Instruments	$676	$—	$—	$676

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2011, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded (see Note 2).

For the year ended September 30, 2011, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2011	10

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.0%

Argentina — 0.1%
Tenaris ADR (A)	24,020	$611

Brazil — 10.6%
All America Latina Logistica	83,600	381
Amil Participacoes	56,238	504
Anhanguera Educacional Participacoes	59,700	722
B2W Cia Global Do Varejo	34,600	277
Banco Bradesco ADR	134,245	1,985
Banco do Brasil	232,088	3,043
Banco Santander Brasil ADR	283,120	2,072
BM&F Bovespa	445,470	2,081
BR Properties	121,191	1,107
Brasil Insurance Participacoes e Administracao	70,400	656
Braskem ADR	24,700	386
BRF — Brasil Foods ADR	39,200	687
Centrais Eletricas Brasileiras	158,980	1,385
Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,342	155
Cia Energetica de Minas Gerais ADR	36,939	548
Cia Hering	141,725	2,394
Cielo	22,789	508
Cosan Industria e Comercio	56,414	729
Cyrela Brazil Realty	290,367	1,822
Diagnosticos da America	245,566	2,077
EcoRodovias Infraestrutura e Logistica	138,100	1,023
EDP - Energias do Brasil	4,500	91
Embraer ADR	26,924	683
Equatorial Energia	8,050	50
Eternit	17,051	76
Even Construtora e Incorporadora	202,139	592
Fibria Celulose	83,992	647
Fibria Celulose ADR	149,200	1,129
Gafisa ADR	56,544	326
Gerdau	16,800	100
Gerdau ADR	384,587	2,742
Gol Linhas Aereas Inteligentes ADR	57,700	321
Grendene	140,859	575
Helbor Empreendimentos	34,339	337
HRT Participacoes em Petroleo*	700	287
Hypermarcas	283,762	1,373
JBS*	493,300	973
Julio Simoes Logistica	140,566	635
Light	22,068	294
Localiza Rent a Car	105,500	1,410
Magazine Luiza*	93,500	583
Magnesita Refratarios*	328,265	1,070
MRV Engenharia e Participacoes	449,732	2,321
Obrascon Huarte Lain Brasil	5,209	166
OGX Petroleo e Gas Participacoes*	72,250	451
PDG Realty Empreendimentos e Participacoes	599,644	1,958

Description	Shares	Market Value ($ Thousands)

Petroleo Brasileiro	427,644	$4,803
Petroleo Brasileiro ADR	202,770	4,552
Porto Seguro	47,770	452
QGEP Participacoes	175,100	1,443
Redecard	91,200	1,244
Santos Brasil Participacoes	36,800	466
Sul America	63,362	529
Telecomunicacoes de Sao Paulo ADR	26,350	697
Telegraph Norte Leste Participacoes ADR	138,525	1,320
Tim Participacoes	190,635	891
Tim Participacoes ADR	34,141	804
Totvs	252,794	4,297
Vale ADR, Cl B	181,306	4,134
Vale	203,080	4,650

		74,014

Canada — 0.6%
Alamos Gold	46,000	695
First Majestic Silver*	39,300	603
Pacific Rubiales Energy	80,579	1,717
Yamana Gold	107,047	1,462

		4,477

Chile — 0.7%
Banco Santander Chile ADR (A)	7,643	562
Cia Cervecerias Unidas ADR	12,298	635
Empresa Nacional de Telecomunicaciones	47,957	915
Enersis ADR	36,197	612
Lan Airlines ADR (A)	25,455	526
Sociedad Quimica y Minera de Chile ADR	30,294	1,448

		4,698

China — 11.1%
AAC Technologies Holdings (A)(B)	882,180	1,892
Agile Property Holdings (B)	448,000	291
Agricultural Bank of China, (B)	5,322,932	1,739
Airtac International Group (B)	106,000	599
Ajisen China Holdings (A)(B)	1,002,434	1,147
Baidu ADR*	12,744	1,362
Bank of China (B)	6,441,000	1,992
Bank of Communications (B)	2,292,947	1,358
Beijing Capital International Airport (A)(B)	2,580,000	1,039
BYD Electronic International (B)	2,087,000	520
Changsha Zoomlion Heavy Industry Science and Technology Development (A)(B)	1,436,060	1,605
China Automation Group (B)	2,043,304	516
China BlueChemical (B)	1,288,701	985
China Coal Energy, Cl H (B)	950,000	848
China Construction Bank (B)	8,970,188	5,427
China Dongxiang Group (A)(B)	4,931,000	846
China Liansu Group Holdings (A)(B)	1,675,700	667
China Life Insurance (B)	688,000	1,628

1	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

China Merchants Bank (B)	868,431	$1,314
China Minsheng Banking (B)	1,076,000	655
China National Building Material (B)	799,300	674
China National Materials (B)	4,502,438	1,619
China Oilfield Services (B)	575,513	732
China Petroleum & Chemical ADR (A)	25,251	2,419
China Petroleum & Chemical (B)	1,576,000	1,516
China Railway Construction (B)	1,058,000	443
China Railway Group (B)	1,840,000	367
China Rongsheng Heavy Industry Group (A)(B)	2,336,297	633
China Shenhua Energy (B)	276,500	1,085
China Telecom (B)	1,106,000	693
China Vanke, Cl B (B)	881,600	758
China Yurun Food Group (A)(B)	569,735	603
Dongfeng Motor Group (B)	672,120	911
First Tractor (A)(B)	969,900	572
Foxconn International Holdings* (A)(B)	2,378,000	1,229
Giant Interactive Group ADR (A)	53,207	177
Great Wall Motor (A)(B)	927,500	1,057
Greentown China Holdings (B)	76,000	36
Haitian International Holdings (B)	271,000	211
Harbin Power Equipment (A)(B)	332,000	271
Hidili Industry International Development (A)(B)	3,354,366	974
Huaneng Power International ADR	4,330	73
Huaneng Power International (B)	4,698,900	1,995
Industrial & Commercial Bank of China (B)	8,586,929	4,148
Jiangling Motors, Cl B(B)	28,600	45
Kingdee International Software Group (A)(B)	2,966,376	1,109
Lianhua Supermarket Holdings (B)	197,116	279
Maanshan Iron & Steel (A)(B)	1,156,000	250
Mindray Medical International ADR (A)	83,263	1,966
Netease.com ADR*	21,379	816
Noah Holdings ADR* (A)	73,151	673
Perfect World ADR*	28,530	318
PetroChina ADR	17,224	2,075
PetroChina (B)	3,006,119	3,643
Ping An Insurance Group of China (B)	279,500	1,563
Prince Frog International Holdings*	2,010,500	400
Renhe Commercial Holdings (A)(B)	10,364,000	1,105
Renren ADR*	2,000	10
Shanda Games ADR*	50,260	199
Sina*	14,700	1,053
Sinopharm Group (B)	432,200	1,139
Sinotrans (B)	3,044,000	592
Soho China (B)	1,251,500	790
SouFun Holdings ADR (A)	17,900	182

Description	Shares	Market Value ($ Thousands)

SPG Land Holdings (B)	147,300	$30
Springland International Holdings (B)	1,427,704	937
Tingyi Cayman Islands Holding (B)	606,056	1,486
Travelsky Technology (B)	362,880	158
Tsingtao Brewery (A)(B)	146,000	801
Want Want China Holdings (B)	1,512,800	1,371
Weichai Power (B)	143,000	650
Weiqiao Textile (B)	790,400	379
Xingda International Holdings (A)(B)	1,926,700	928
Zhejiang Expressway (A)(B)	1,929,922	1,168
Zhuzhou CSR Times Electric (B)	777,327	1,284

		77,025

Colombia — 0.5%
BanColombia ADR	22,400	1,248
Ecopetrol ADR	30,200	1,217
Grupo de Inversiones Suramericana	51,640	888

		3,353

Cyprus — 0.4%
Eurasia Drilling GDR (B)	125,427	2,281
Eurasia Drilling GDR (B)(G)	35,642	648

		2,929

Czech Republic — 0.1%
Komercni Banka (B)	3,696	686

Egypt — 0.3%
Commercial International Bank (B)	370,199	1,415
Egyptian Financial Group-Hermes Holding* (B)	236,163	658

		2,073

Guernsey — 0.0%
Etalon Group GDR* (G)	56,800	270

Hong Kong — 5.9%
AIA Group (B)	310,474	880
Chaoda Modern Agriculture (A)	2,056,181	291
China High Precision Automation Group (A)(B)	1,523,624	579
China Mengniu Dairy (B)	134,000	410
China Mobile ADR	44,940	2,189
China Mobile (B)	891,743	8,720
China Pharmaceutical Group (B)	1,174,000	284
China Power International Development (A)(B)	3,092,200	560
China Resources Logic (B)	546,000	735
China Resources Power Holdings (B)	633,339	956
China State Construction International Holdings (B)	3,460,584	1,824
China Unicom(B)	1,472,835	2,995
China Unicom Hong Kong ADR (A)	80,600	1,644
CNOOC (B)	2,194,948	3,530

SEI Institutional International Trust / Annual Report / September 30, 2011	2

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

CNOOC ADR	4,400	$705
Comba Telecom Systems Holdings (A)(B)	1,232,711	897
Cosco International Holdings (B)	306,729	107
COSCO Pacific (B)	310,000	343
Digital China Holdings (B)	1,203,100	1,575
Geely Automobile Holdings (A)(B)	4,316,896	956
Global Bio-Chemical Technology Group (B)	2,367,300	419
GOME Electrical Appliances Holdings (B)(C)	6,841,022	1,574
Guangzhou Automobile Group, Cl H (A)(B)	972,415	945
GZI Real Estate Investment Trust (B)(D)	345,065	149
Huabao International Holdings (B)	1,651,901	1,345
Man Wah Holdings (A)(B)	712,000	277
NWS Holdings (B)	553,017	732
Shanghai Industrial Holdings (B)	270,000	756
Shenzhen International Holdings (B)	1,279,566	64
Shenzhen Investment (B)	1,280,000	234
Sinolink Worldwide Holdings (B)	1,610,532	113
SJM Holdings (B)	439,405	776
Sparkle Roll Group (A)(B)	3,392,000	240
TCL Communication Technology Holdings (B)	209,000	86
TPV Technology (B)	741,890	217
Vinda International Holdings (A)(B)	2,406,276	2,399
Xinyi Glass Holdings (A)(B)	1,670,670	695

		41,201

Hungary — 0.3%
Egis Gyogyszergyar (B)	1,778	120
Magyar Telekom (B)	33,134	74
MOL Hungarian Oil and Gas (A)(B)	17,369	1,173
OTP Bank (B)	47,543	699
Richter Gedeon (B)	2,258	308

		2,374

India — 7.1%
Allahabad Bank (B)	169,316	541
Andhra Bank (B)	262,637	661
Bajaj Holdings and Investment (B)	12,648	186
Ballarpur Industries (B)	1,280,290	683
Bank (B)	14,494	124
Bank of Baroda (B)	146,328	2,262
Bank of India (B)	74,380	476
Bharat Heavy Electricals (B)	30,785	1,027
Cadila Healthcare (B)	63,632	983
Cairn India* (B)	385,434	2,134
Canara Bank (B)	81,378	733
DEN Networks* (B)	227,501	323
Divi’s Laboratories (B)	55,219	827
Exide Industries (B)	343,110	903
Glenmark Pharmaceuticals (B)	59,470	391
Godrej Consumer Products* (B)	89,800	730
Grasim Industries (B)	5,165	246
Gujarat Mineral Development (B)	49,898	172

Description	Shares	Market Value ($ Thousands)

Gujarat State Petronet (B)	452,300	$970
HCL Technologies (B)	89,840	746
HDFC Bank ADR	32,400	945
Hindalco Industries (B)	231,879	618
Hindustan Petroleum	37,060	277
ICICI Bank ADR	73,354	2,547
Idea Cellular* (B)	469,395	938
India Cements (B)	1,247,223	1,833
Indiabulls Financial Services (B)	190,385	609
Indian Bank (B)	128,703	558
Infosys Technologies (B)	34,140	1,754
Jubilant Life Sciences (B)	195,150	794
Mahanagar Telephone Nigam* (B)	507,220	325
Mahindra & Mahindra GDR	76,000	1,254
Mahindra & Mahindra (B)	109,849	1,794
Mangalore Refinery & Petrochemicals (B)	75,141	95
Nagarjuna Construction (B)	432,188	530
NMDC (B)	165,040	761
Oil & Natural Gas (B)	197,332	1,069
Oil India	2,670	74
Oriental Bank of Commerce (B)	97,060	575
Patni Computer Systems* (B)	12,347	72
Petronet LNG (B)	153,259	498
Power Finance (B)	235,980	718
Prestige Estates Projects (B)	220,000	411
Reliance Industries GDR (B)(G)	37,500	1,210
Reliance Industries (B)	215,850	3,541
Reliance Infrastructure (B)	67,623	512
Rolta India (B)	385,920	649
Shipping Corporation of India (B)	27,585	47
Shriram Transport Finance (B)	158,439	1,968
Sintex Industries (B)	271,100	699
State Bank of India (B)	43,783	1,698
State Bank of India GDR (G)	11,500	898
Steel Authority of India (B)	187,440	402
Sterlite Industries India (B)	52,870	122
Sterlite Industries India ADR	45,590	420
Sun TV Network (B)	94,429	447
Syndicate Bank (B)	205,445	434
Tata Chemicals (B)	85,068	546
Triveni Engineering & Industries (B)	142,252	62
Triveni Turbine* (A)(C)	142,252	165
Ultratech Cement (B)	3,611	84
United Phosphorus (B)	232,450	650
Vijaya Bank (B)	264,940	293
Welspun (B)	238,147	539

		49,553

Indonesia — 3.0%
Aneka Tambang (B)	2,321,000	391
Astra Agro Lestari (B)	233,926	507
Astra International (B)	407,684	2,914
Bank Mandiri (B)	553,958	392
Bank Negara Indonesia Persero (B)	3,661,275	1,530
Bank Rakyat Indonesia (B)	4,379,515	2,868
Charoen Pokphand Indonesia (B)	1,790,000	481
Global Mediacom(B) (C)	10,406,588	962
Gudang Garam( B)	188,571	1,115

3	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

Harum Energy (B)	1,192,100	$950
Indo Tambangraya Megah (B)	86,500	381
Indocement Tunggal Prakarsa (B)	437,400	689
Indofood CBP Sukses Makmur TBK (B)	1,252,515	695
Indosat (B)	1,341,000	793
International Nickel Indonesia (B)	532,000	181
Japfa Comfeed Indonesia (B)	235,688	115
Kalbe Farma (B)	1,354,384	496
Medco Energi Internasional (B)	3,086,500	746
Perusahaan Perkebunan London Sumatra Indonesia (B)	1,070,428	247
Sampoerna Agro (B)	282,000	92
Tambang Batubara Bukit Asam (B)	459,500	868
Telekomunikasi Indonesia (B)	1,685,955	1,438
United Tractors (B)	764,571	1,889

		20,740

Israel — 0.2%
Israel Chemicals (B)	137,412	1,561

Kazakhstan — 0.7%
Halyk Savings Bank of Kazakhstan JSC GDR*	392,330	2,492
KazMunaiGas Exploration Production GDR (B)	106,972	1,565
Zhaikmunai GDR* (B)	141,926	1,044

		5,101

Macau — 0.2%
Sands China* (B)	514,400	1,204

Malaysia — 1.9%
Affin Holdings (B)	96,100	74
AMMB Holdings (B)	29,200	53
Axiata Group (B)	1,414,594	2,023
Boustead Holdings (B)	66,800	105
British American Tobacco Malaysia (B)	4,700	66
Dialog Group (B)	221,900	154
DRB-Hicom (B)	580,601	313
Gamuda (B)	628,683	562
Genting(B)	250,646	709
Genting Malaysia (B)	536,440	584
Hong Leong Financial Group (B)	63,000	214
IOI(B)	100,415	145
KLCC Property Holdings (B)	106,600	106
Kuala Lumpur Kepong (B)	115,400	758
Kulim Malaysia (B)	164,700	172
Lafarge Malayan Cement (B)	107,400	219
Malayan Banking (B)	1,006,033	2,507
Malaysian Bulk Carriers (B)	63,026	35
Multi-Purpose Holdings (B)	223,800	165
RHB Capital (B)	259,800	567
SapuraCrest Petroleum (B)	150,755	172
Telekom Malaysia (B)	396,400	506
Tenaga Nasional (B)	888,158	1,430
Top Glove (B)	876,428	1,118
UEM Land Holdings* (B)	975,200	527

Description	Shares	Market Value ($Thousands)

UMW Holdings (B)	73,600	$157

		13,441

Mexico — 3.8%
Alfa, Cl A	110,015	1,134
America Movil ADR, Ser L	84,070	1,856
America Movil, Ser L	3,195,533	3,537
Cemex ADR* (A)	169,400	535
Consorcio ARA	869,100	247
Desarrolladora Homex ADR*	48,890	660
Embotelladoras Arca	86,083	357
Empresas ICA Sociedaad Controladora ADR*	75,200	334
Fomento Economico Mexicano ADR	46,972	3,045
Genomma Lab Internacional, Cl B*	1,485,211	2,456
GEO*	1,194,030	1,548
Gruma, Cl B*	82,385	144
Grupo Bimbo, Ser A	338,881	627
Grupo Financiero Banorte, Cl O	1,073,196	3,181
Grupo Mexico, Ser B	478,112	1,134
Grupo Modelo	54,000	306
Grupo Televisa	288,784	1,062
Grupo Televisa ADR	53,500	984
Kimberly-Clark de Mexico, Cl A	199,700	1,022
OHL Mexico*	657,375	1,065
Organizacion Soriana, Cl B*	51,304	105
Urbi Desarrollos Urbanos*	536,603	725
Wal-Mart de Mexico, Ser V	228,900	526

		26,590

Netherlands — 0.2%
VimpelCom ADR	130,210	1,241

Nigeria — 0.1%
Guaranty Trust Bank (B)	4,117,171	330

Norway — 0.1%
Opera Software (B)	89,155	394

Peru — 0.3%
Banco Continental	75,231	136
Cia de Minas Buenaventura ADR	22,200	838
Credicorp	8,800	811
Intergroup Financial*	8,301	193
Sociedad Minera Cerro Verde	7,347	250

		2,228

Philippines — 0.6%
Bank of the Philippine Islands (B)	45,074	57
Energy Development (B)	7,372,828	947
International Container Terminal Services (B)	1,195,504	1,268
SM Investments (B)	106,344	1,262
Universal Robina (B)	342,757	324

		3,858

SEI Institutional International Trust / Annual Report / September 30, 2011	4

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

Poland — 0.8%
Asseco Poland (B)	82,958	$1,012
Bank Pekao (B)	9,060	367
Grupa Lotos* (B)	43,195	327
Jastrzebska Spolka Weglowa*	13,034	337
KGHM Polska Miedz (B)	25,235	995
Polski Koncern Naftowy Orlen (B)	99,541	1,091
Powszechna Kasa Oszczednosci Bank Polski (B)	44,100	437
Powszechny Zaklad Ubezpieczen (B)	5,500	522
Telekomunikacja Polska (B)	131,515	692

		5,780

Portugal — 0.1%
Jeronimo Martins (B)	31,982	500

Russia — 7.0%
Alliance Oil* (B)	282,816	2,992
Gazprom Neft JSC ADR	7,050	123
Globaltrans Investment GDR (B)	174,885	2,376
Globaltrans Investment GDR (B)(G)	51,512	700
LSR Group GDR (B)	264,270	963
Lukoil ADR (B)	4,588	231
Lukoil ADR	148,135	7,435
Magnit GDR (B)	82,070	1,556
Magnitogorsk Iron & Steel Works GDR (B)	147,095	698
Mail.ru Group GDR* (B)	37,576	1,088
MMC Norilsk Nickel ADR (A)(B)	110,813	2,388
Mobile Telesystems ADR	172,013	2,116
NovaTek OAO GDR (B)	7,577	870
OAO Gazprom ADR	838,895	8,012
Pharmstandard GDR*	73,593	1,406
Rosneft Oil GDR (B)	204,301	1,187
Rosneft Oil GDR (G)	25,634	151
Sberbank of Russia ADR*	497,781	4,371
Severstal GDR (B)	65,207	681
Surgutneftegaz ADR (B)	5,770	46
Surgutneftegaz ADR	57,919	461
Tatneft ADR (B)	22,395	551
TMK OAO GDR (B)	158,399	1,443
Uralkali GDR (B)	56,911	1,942
VTB Bank GDR (B)	733,192	3,004
X5 Retail Group GDR* (B)	69,570	1,913

		48,704

Singapore — 0.2%
China Yuchai International	36,608	534
Yangzijiang Shipbuilding Holdings (B)	854,801	573

		1,107

South Africa — 6.8%
ABSA Group (B)	27,647	460
Adcock Ingram Holdings (B)	27,966	208
African Bank Investments (B)	346,568	1,416
Anglo Platinum (A)(B)	34,330	2,352
AngloGold Ashanti ADR	15,368	636

Description	Shares	Market Value ($ Thousands)

ArcelorMittal South Africa (B)	102,004	$750
Aspen Pharmacare Holdings (B)	79,204	895
Aveng (B)	95,923	410
AVI (B)	58,555	235
Barloworld (B)	161,835	1,211
Capital Property Fund (B)	84,569	90
Coronation Fund Managers (B)	29,871	74
Emira Property Fund (B)(D)	35,573	52
Exxaro Resources (B)	149,822	3,154
FirstRand (B)	138,724	337
Fountainhead Property Trust	141,681	118
Grindrod (B)	35,796	67
Harmony Gold Mining (B)	123,463	1,451
Impala Platinum Holdings (B)	105,682	2,145
Imperial Holdings (B)	52,116	680
Investec (B)	114,186	625
JD Group (B)	193,480	916
Kumba Iron Ore (B)	10,023	529
Liberty Holdings (B)	31,761	315
Life Healthcare Group Holdings (B)	177,804	427
Mondi (B)	183,154	1,323
Mr Price Group (B)	268,852	2,238
MTN Group (B)	491,109	8,058
Murray & Roberts Holdings (B)	270,810	872
Naspers, Cl N (B)	36,560	1,586
Nedbank Group (B)	31,890	541
Netcare (B)	187,103	304
Redefine Properties (B)	351,155	349
Remgro (B)	22,646	311
Sanlam (B)	292,611	982
Sappi (B)	208,327	616
Sasol (B)	23,318	961
Sasol ADR	16,100	654
Shoprite Holdings (B)	109,697	1,543
Standard Bank Group (B)	453,230	5,208
Telkom (B)	161,180	641
Vodacom Group (B)	78,900	883
Wilson Bayly Holmes-Ovcon (B)	6,076	78
Woolworths Holdings (B)	186,577	809

		47,510

South Korea — 13.2%
BS Financial Group* (B)	160,748	1,753
Cheil Jedang (B)	7,393	488
CrucialTec* (B)	748	7
Daelim Industrial (B)	8,993	718
Daewoo Shipbuilding & Marine Engineering (B)	46,441	870
Daishin Securities (B)	20,788	176
Daum Communications (B)	9,978	1,197
Dongbu Insurance (B)	28,935	1,247
Dongkuk Steel Mill (B)	23,533	438
E-Mart*	4,169	1,055
Grand Korea Leisure (B)	23,310	407
GS Home Shopping (B)	11,323	1,009
Halla Climate Control (B)	33,730	687
Hana Financial Group (B)	18,320	533
Hanwha Chemical (B)	32,998	703
Honam Petrochemical (B)	4,321	1,037
Hyundai Development (B)	45,680	635

5	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

Hyundai Mobis (B)	10,310	$2,920
Hyundai Motor (B)	20,082	3,511
Industrial Bank of Korea (B)	56,520	656
Jinro (B)	47,189	1,004
Kangwon Land (B)	46,450	1,063
KB Financial Group ADR	35,840	1,174
KB Financial Group (B)	103,027	3,404
KCC (B)	3,308	618
Kia Motors (B)	15,434	920
Korea Electric Power (B)	67,960	1,189
Korea Exchange Bank (B)	317,700	1,862
Korea Zinc (B)	2,144	523
KP Chemical (B)	36,230	457
KT (B)	2,740	83
KT ADR	179,130	2,648
KT&G (B)	35,601	2,216
LG (B)	12,863	643
LG Chemical (B)	4,900	1,299
LG Electronics (B)	28,413	1,622
LG Fashion (B)	35,260	1,194
LG International (B)	13,895	507
LG.Philips LCD ADR (A)	35,600	290
Lock & Lock (B)	34,903	939
Lotte Chilsung Beverage (B)	900	903
Lotte Confectionery (B)	700	899
Lotte Shopping (B)	1,836	619
Mirae Asset Securities (B)	26,470	624
Neowiz Games (B)	18,718	1,031
Nong Shim (B)	5,143	927
OCI (B)	1,865	318
POSCO (B)	4,036	1,244
POSCO ADR	17,209	1,308
Samsung Electronics (B)	31,235	21,810
Samsung Engineering (B)	6,843	1,321
Samsung Fire & Marine Insurance (B)	910	165
Samsung Heavy Industries (B)	37,120	850
Samsung Life Insurance (B)	13,900	1,058
Samsung SDI (B)	3,397	327
Shinhan Financial Group (B)	148,459	5,176
Shinsegae (B)	5,264	1,216
SK C&C (B)	6,262	759
SK Chemicals (B)	12,193	657
SK Energy (B)	3,862	452
SK Holdings (B)	1,782	197
SK Telecom (B)	8,626	1,089
SK Telecom ADR	115,280	1,622
Taekwang Industrial (B)	109	111
Tong Yang Life Insurance (B)	72,990	823
Woongjin Coway (B)	43,980	1,416
Yuhan(B)	10,422	947

		91,571

Taiwan — 9.7%
Advantech (B)	203,500	535
Asustek Computer (B)	137,740	1,026
AU Optronics (B)	627,000	250
AU Optronics ADR	168,000	665
Catcher Technology (B)	159,000	910
Cathay Financial Holding (B)	444,720	504
Chinatrust Financial Holding (B)	2,123,463	1,243
Chunghwa Telecom ADR	29,600	977

Description	Shares	Market Value ($ Thousands)

Chunghwa Telecom (B)	420,056	$1,391
Coretronic (B)	363,000	277
E.Sun Financial Holding (B)	2,182,825	1,068
Eternal Chemical (B)	68,799	52
Evergreen Marine Taiwan (B)	747,996	377
Far Eastern New Century (B)	982,555	1,002
Farglory Land Development (B)	313,000	504
First Financial Holding (B)	130,680	83
Formosa Chemicals & Fibre (B)	229,000	588
Formosa Taffeta (B)	88,000	79
Fubon Financial Holding (B)	969,100	1,001
High Tech Computer (B)	242,794	5,331
Hon Hai Precision Industry (B)	1,820,836	4,058
Huaku Development (B)	149,742	316
Hung Poo Real Estate Development (B)	596,727	468
KGI Securities (B)	959,632	341
Largan Precision (B)	14,754	341
Lite-On Technology (B)	765,194	693
MediaTek (B)	133,030	1,446
Merida Industry (B)	386,000	845
Nan Ya Printed Circuit Board (B)	377,049	1,011
Novatek Microelectronics (B)	276,000	632
Phison Electronics (B)	168,000	792
Pou Chen (B)	923,000	663
Powertech Technology (B)	315,500	671
President Chain Store (B)	322,000	1,813
Prime View International (B)	1,273,348	2,640
Prince Housing & Development (B)	977,730	690
Radiant Opto-Electronics (B)	374,920	1,052
Siliconware Precision Industries ADR	27,080	129
Siliconware Precision Industries (B)	707,000	684
Silitech Technology (B)	74,885	181
Simplo Technology (B)	244,268	1,500
SinoPac Financial Holdings (B)	4,178,006	1,338
Soft-World International (B)	121,420	292
Synnex Technology International (B)	887,783	1,917
Taishin Financial Holding (B)	2,157,220	825
Taiwan Fertilizer (B)	393,254	952
Taiwan Hon Chuan Enterprise (B)	304,144	645
Taiwan Semiconductor Manufacturing ADR (A)	214,286	2,449
Taiwan Semiconductor Manufacturing (B)	3,655,614	8,228
Tatung* (B)	1,152,428	424
Teco Electric and Machinery (B)	551,000	294
Transcend Information (B)	429,640	835
Tripod Technology (B)	715,802	1,865
TSRC (B)	190,300	415
TXC (B)	389,424	452
U-Ming Marine Transport (B)	346,000	503
Unimicron Technology (B)	383,000	536
United Microelectronics ADR	454,330	868
United Microelectronics (B)	4,588,312	1,692
Vanguard International Semiconductor (B)	181,000	63
Wan Hai Lines (B)	102,900	48
Winbond Electronics* (B)	574,000	113

SEI Institutional International Trust / Annual Report / September 30, 2011	6

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2011

Description	Shares	Market Value ($ Thousands)

Wintek (B)	525,763	$406
Wistron (B)	902,346	1,013
Yageo (B)	1,820,000	506
Yang Ming Marine Transport (B)	503,800	194
Young Fast Optoelectronics (B)	225,723	612
Yuanta Financial Holding (B)	2,245,399	1,126

		67,440

Thailand — 1.8%
Airports of Thailand (B)	605,400	764
Bangkok Bank (B)	296,600	1,336
Bangkok Bank Foreign (B)	266,400	1,260
Bangkok Bank NVDR (A)(B)	420,793	1,896
Bumrungrad Hospital (B)	559,038	694
CalComp Electronics Thailand (B)	434,000	43
Charoen Pokphand Foods (B)	474,256	405
CP ALL (B)	388,400	596
CP Seven Eleven PCL (B)	283,200	435
Kasikornbank (B)	337,300	1,258
Kasikornbank - Foreign (B)	112,800	428
Krung Thai Bank (B)	535,700	263
Minor International (B)	1,477,200	487
PTT (B)	80,600	670
PTT Exploration & Production (B)	175,639	784
Siam Cement (B)	59,800	501
Siam Makro (B)	18,615	130
Tisco Financial Group (B)	314,300	361

		12,311

Turkey — 2.5%
Arcelik (B)	60,173	236
Asya Katilim Bankasi* (B)	393,780	408
Bizim Toptan Satis Magazalari (B)	65,481	764
Cimsa Cimento Sanayi VE Tica (B)	120,986	487
Emlak Konut Gayrimenkul Yatirim Ortakligi (B)(D)	632,114	809
Ford Otomotiv Sanayi (B)	214,240	1,492
Gubre Fabrikalari* (B)	74,283	482
KOC Holding (B)	89,021	329
Koza Altin Isletmeleri (B)	53,700	639
Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (B)	91,063	84
Tekfen Holding (B)	307,014	936
Tofas Turk Otomobil Fabrikasi (B)	450,031	1,596
Tupras Turkiye Petrol Rafine (B)	15,884	325
Turk Ekonomi Bankasi (B)	646,593	577
Turkcell Iletisim Hizmet ADR	34,700	391
Turkcell Iletisim Hizmet (B)	162,790	738
Turkiye Garanti Bankasi (B)	581,273	2,248
Turkiye Is Bankasi, Cl C (B)	860,377	2,209
Turkiye Sinai Kalkinma Bankasi (B)	900,835	962
Turkiye Sise ve Cam Fabrikalari (B)	817,630	1,559
Ulker Biskuvi Sanayi (B)	81,891	241

		17,512

United Arab Emirates — 0.1%
Dragon Oil (B)	106,235	783

Description	Shares	Market Value ($ Thousands)

United Kingdom — 1.2%
Afren* (B)	606,822	$761
African Barrick Gold (B)	93,920	732
Anglo American ADR	35,600	608
Antofagasta (B)	87,122	1,243
BG Group (B)	60,000	1,147
Fresnillo (B)	40,700	994
JKX Oil & Gas (B)	131,600	334
Tullow Oil (B)	124,720	2,520
Vedanta Resources (B)	10,948	186

		8,525

United States — 0.8%
Avon Products	96,500	1,891
NII Holdings*	78,308	2,110
Yahoo!*	93,500	1,231

		5,232

Total Common Stock (Cost $776,545) ($ Thousands)		646,927

PREFERRED STOCK — 4.4%

Brazil — 4.4%
Banco do Estado do Rio Grande do Sul	199,265	1,695
Bradespar, Cl Preference	36,679	648
Brasil Telecom	93,682	550
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Cl Preference	7,532	231
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (A)	34,861	1,073
Cia de Bebidas das Americas ADR	108,257	3,318
Cia de Tecidos do Norte de Minas - Coteminas	147,032	271
Cia Energetica de Minas Gerais	74,560	1,103
Cia Vale do Rio Doce Sponsored ADR, Cl B	1,393	29
Confab Industrial	—	—
Eletropaulo Metropolitana Eletricidade de Sao Paulo, Cl B	28,941	444
Gerdau	16,500	118
Itau Unibanco Holding ADR	119,512	1,855
Itau Unibanco Holding	29,964	469
Klabin	230,419	639
Marcopolo	625,300	2,325
Metalurgica Gerdau, Cl A	78,280	700
Petroleo Brasileiro, Cl Preference	158,542	1,631
Petroleo Brasileiro Sponsored ADR, Cl A	201,700	4,179
Randon Participacoes	531,862	2,937
Suzano Papel e Celulose	101,340	463
Telecomunicacoes de Sao Paulo	8,748	234
Telemar Norte Leste	5,271	109
Vale ADR, Cl B (A)	154,382	3,242
Vale, Cl A	104,382	2,204

Total Preferred Stock (Cost $33,977) ($ Thousands)		30,467

7	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2011

Description	Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.2%

United States — 0.2%
iShares MSCI Emerging Markets Index Fund (A)	47,697	$1,673

Total Exchange Traded Fund (Cost $2,237) ($ Thousands)		1,673

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997
0.000% 09/30/49 (E)	$8	$—

Total Debenture Bond (Cost $0) ($ Thousands)		—

	Number Of Rights

RIGHT — 0.0%

South Korea — 0.0%
Lock & Lock, Expires 10/28/11		3	13

Total Right (Cost $0) ($ Thousands)			13

AFFILIATED PARTNERSHIP — 4.8%

United States — 4.8%
SEI Liquidity Fund, L.P.
0.130% ** † (F)		33,912,149	33,002

Total Affiliated Partnership (Cost $33,912) ($ Thousands)			33,002

TIME DEPOSITS — 1.9%
United States — 1.9%
Brown Brothers Harriman
4.899%, 10/03/11	ZAR	1,332	166
0.105%, 10/03/11	GBP	11	17
0.030%, 10/03/11		12,494	12,494
0.010%, 10/03/11	SGD	2	2
0.005%, 10/03/11	HKD	2,739	352

Total Time Deposits (Cost $13,031) ($ Thousands)			13,031

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% ** †		3,674,358	3,674

Total Cash Equivalent (Cost $3,674) ($ Thousands)			3,674

Total Investments — 104.8% (Cost $863,376) ($ Thousands)			$728,787

Percentages are based on a Net Assets of $695,498($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2011.

†	Investment in Affiliated Security (See Note 5).

(1)	In U.S. Dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2011. The total market value of securities on loan at September 30, 2011 was $31,308 ($ Thousands) (See Note 9).

(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2011 was $458,218 ($ Thousands) and represented 65.8% of Net Assets.

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2011 was $2,701 ($ Thousands) and represented 0.4% of Net Assets.

(D)	Real Estate Investment Trust.

(E)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2011.

(F)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2011 was $33,002 ($ Thousands).

(G)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR — American Depositary Receipt

Cl — Class

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

Ser — Series

SGD — Singapore Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$188,709	$458,218	$—	$646,927
Preferred Stock	30,467	—	—	30,467
Exchange Traded Fund	1,673	—	—	1,673
Right	13	—	—	13
Debenture Bond	—	—	—	—
Affiliated Partnership	—	33,002	—	33,002
Cash Equivalent	3,674	—	—	3,674
Time Deposits	—	13,031	—	13,031

Total Investments in Securities	$224,536	$504,251	$—	$728,787

For the year ended September 30, 2011, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded (see Note 2).

For the year ended September 30, 2011, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2011	8

Schedule of Investments

International Fixed Income Fund

September 30, 2011

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 87.1%

Australia — 1.4%
Fairfax Media Group
6.250%, 06/15/12	EUR	250	$319
Government of Australia
4.000%, 08/20/20		200	346
Government of Australia, Ser 25CI
3.000%, 09/20/25		640	755
New South Wales Treasury
5.250%, 05/01/13		980	972
Optus Finance Pty MTN
3.500%, 09/15/20	EUR	200	265
Queensland Treasury
6.000%, 09/14/17		1,630	1,705
Suncorp-Metway MTN
4.000%, 01/16/14	GBP	550	909
Westpac Banking MTN
4.250%, 09/22/16	EUR	350	485
0.617%, 09/10/14 (A)(B)		750	755
WT Finance
3.625%, 06/27/12	EUR	450	609

			7,120

Austria — 0.1%
Republic of Austria MTN
3.900%, 07/15/20		75	111
Republic of Austria, Ser 97-6
6.250%, 07/15/27		225	419

			530

Belgium — 1.0%
Anheuser-Busch InBev MTN
8.625%, 01/30/17		200	341
Barry Callebaut Services
5.375%, 06/15/21		300	390
Dexia Funding
4.892%, 11/30/49 (A)		200	70
Fortis Bank
4.625%, 10/24/49 (A)		200	164
Kingdom of Belgium
4.250%, 09/28/21		285	401
3.250%, 09/28/16		1,325	1,801
Kingdom of Belgium, Ser 44
5.000%, 03/28/35		200	302
Kingdom of Belgium, Ser 48
4.000%, 03/28/22		465	644
Kingdom of Belgium, Ser 58
3.750%, 09/28/20		400	545

			4,658

Brazil — 0.2%
Centrais Eletricas Brasileiras
6.875%, 07/30/19	USD	150	168
Petrobras International Finance
5.750%, 01/20/20	USD	650	675

			843

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Canada — 4.6%
Bank of Montreal
2.625%, 01/25/16 (B)		250	$261
Bell Canada MTN
5.000%, 02/15/17		270	283
CDP Financial
4.400%, 11/25/19 (B)	USD	850	927
Export Development Canada MTN
2.375%, 03/19/12	USD	800	807
Government of Canada
5.750%, 06/01/33		1,300	1,847
5.000%, 06/01/37		1,300	1,739
5.000%, 06/01/14		1,365	1,447
4.000%, 06/01/17		3,020	3,285
3.750%, 06/01/12		810	792
3.500%, 06/01/20		3,175	3,387
3.250%, 06/01/21		2,000	2,103
2.000%, 12/01/14		1,500	1,480
0.000%, 12/08/11 (C)		1,575	1,509
Nexen
6.200%, 07/30/19	USD	275	314
Province of British Columbia
Canada
3.250%, 12/18/21		1,150	1,116
Royal Bank of Canada MTN
4.625%, 01/22/18	EUR	252	379
Toronto-Dominion Bank
2.200%, 07/29/15 (B)	USD	540	557
Xstrata Finance Canada MTN
5.250%, 06/13/17	EUR	150	204

			22,437

Colombia — 0.0%
Ecopetrol
7.625%, 07/23/19 (B)	USD	237	276

Czech Republic — 0.1%
Government of Czech Republic, Ser 51
4.000%, 04/11/17		5,450	317

Denmark — 1.1%
Danske Bank MTN
4.875%, 06/11/13	EUR	150	212
4.125%, 11/26/19	EUR	290	419
FIH Erhvervsbank
2.000%, 06/12/13 (B)	USD	625	639
Kingdom of Denmark
4.500%, 11/15/39		1,300	325
4.000%, 11/15/12		5,416	1,013
3.125%, 03/17/14	EUR	500	699
3.000%, 11/15/21		8,650	1,690
TDC MTN
4.375%, 02/23/18	EUR	200	276

			5,273

1	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Fixed Income Fund

September 30, 2011

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Finland — 0.4%
Government of Finland
4.375%, 07/04/19		225	$350
3.875%, 09/15/17		350	523
3.500%, 04/15/21		670	985

			1,858

France — 6.5%
Arkema
4.000%, 10/25/17		200	264
AXA MTN
5.250%, 04/16/40 (A)		600	578
Banque PSA Finance MTN
3.875%, 01/14/15		100	128
BNP Paribas
5.019%, 04/29/49 (A)		1,150	987
BPCE MTN
6.117%, 10/29/49 (A)		100	71
Caisse d’Amortissement de la Dette Sociale MTN
4.500%, 09/04/13		350	496
Caisse de Refinancement del’Habitat
4.000%, 04/25/18		160	226
Caisse Refinancement de l’Habitat
3.300%, 09/23/22		170	220
Cie de Financement Foncier MTN
4.625%, 09/23/17		515	737
4.500%, 01/09/13		290	400
4.125%, 10/25/17		220	306
2.500%, 09/16/15 (B)	USD	800	790
Cie de Saint-Gobain MTN
6.000%, 05/20/13		50	71
Compagnie De St Gobain MTN
1.833%, 04/11/12 (A)		350	469
Credit Agricole Covered Bonds MTN
3.500%, 07/21/14		200	275
Credit Logement
2.679%, 03/29/49 (A)(D)		350	249
2.128%, 12/15/49 (A)(D)		150	121
EDF
6.500%, 01/26/19 (B)	USD	250	292
4.000%, 11/12/25		150	199
Government of France
5.000%, 10/25/16		1,460	2,258
4.750%, 04/25/35		1,015	1,662
4.500%, 04/25/41		1,060	1,703
4.000%, 04/25/13		400	562
3.750%, 04/25/21		850	1,257
3.500%, 04/25/20		815	1,182
3.250%, 10/25/21		2,600	3,682
3.000%, 10/25/15		4,175	5,915
HSBC France MTN
4.875%, 01/15/14		250	352
Iliand
4.875%, 06/01/16		300	390

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

RCI Banque
3.400%, 04/11/14 (B)	USD	250	$242
Safran
4.000%, 11/26/14		250	338
Societe Financement del’Economie Francaise
3.375%, 05/05/14 (B)	USD	905	961
2.125%, 01/30/12 (B)	USD	2,430	2,443
Societe Fonciere Lyonnaise
4.625%, 05/25/16 (E)		300	388
Societe Generale MTN
8.875%, 06/29/49 (A)	GBP	50	47
1.712%, 06/07/17 (A)		200	245
0.461%, 10/20/16 (A)	USD	150	150
Societe Generale Societe de Credit Fonciere MTN
4.000%, 07/07/16		650	909
Vivendi MTN
7.750%, 01/23/14		250	371

			31,936

Germany — 13.6%
Bayerische Landesbank MTN
4.500%, 02/07/19 (A)		350	352
2.750%, 01/23/12		750	1,010
Bundesobligation
1.250%, 10/14/16		5,100	6,847
Bundesobligation Inflation Linked
2.250%, 04/15/13		6,598	9,232
Bundesobligation, Ser 159
2.000%, 02/26/16		445	622
Bundesrepublik Deutschland
3.250%, 07/04/21		1,950	2,934
3.000%, 07/04/20		2,580	3,816
2.500%, 01/04/21		1,527	2,169
Bundesrepublik Deutschland, Ser 00
5.500%, 01/04/31		100	191
Bundesrepublik Deutschland, Ser 02
5.000%, 01/04/12		2,100	2,851
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/34		1,275	2,313
Bundesrepublik Deutschland, Ser 04
3.750%, 01/04/15		2,530	3,718
Bundesrepublik Deutschland, Ser 05
3.500%, 01/04/16		5,085	7,528
Bundesrepublik Deutschland, Ser 06
4.000%, 07/04/16		845	1,285
Bundesrepublik Deutschland, Ser 07
4.000%, 01/04/18		210	326
Bundesrepublik Deutschland, Ser 08
4.750%, 07/04/40		2,180	4,134
4.250%, 07/04/18		125	198

SEI Institutional International Trust / Annual Report / September 30, 2011	2

Schedule of Investments

International Fixed Income Fund

September 30, 2011

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Bundesrepublik Deutschland, Ser 09
3.250%, 01/04/20		360	$542
Bundesschatzanweisungen
1.250%, 12/16/11		5,600	7,528
Commerzbank
2.750%, 01/13/12		325	437
Deutsche Postbank MTN
3.750%, 02/12/14		800	1,127
Dexia Kommunalbank Deutschland MTN
3.500%, 06/05/14		390	534
HSH Nordbank MTN
2.750%, 01/20/12		1,075	1,447
K+S
5.000%, 09/24/14		350	497
Kreditanstalt fuer Wiederaufbau MTN
4.750%, 08/12/15	SEK	6,000	952
4.375%, 10/11/13		1,050	1,499
3.875%, 01/21/19		1,075	1,596
3.375%, 08/30/17	CHF	370	470
Landesbank Berlin MTN
5.875%, 11/25/19	GBP	300	372
Munich
7.625%, 06/21/28 (A)		110	187

			66,714

Hong Kong — 0.1%
Hutchison Whampoa International
7.625%, 04/09/19	USD	255	304

Ireland — 0.3%
Bank of Ireland MTN
4.625%, 04/08/13		400	454
0.902%, 02/15/12 (A)	GBP	500	724
Iberdrola Finance Ireland
5.000%, 09/11/19 (B)	USD	240	232

			1,410

Italy — 4.8%
Enel Finance International
3.875%, 10/07/14 (B)	USD	350	342
Fiat Industrial Finance MTN
6.250%, 03/09/18		250	268
Intesa Sanpaolo MTN
6.375%, 11/12/17 (A)	GBP	300	414
4.375%, 08/16/16		730	952
3.750%, 11/23/16		400	480

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Italy Buoni Poliennali Del Tesoro
6.500%, 11/01/27		500	$674
6.000%, 05/01/31		500	631
5.250%, 08/01/17		625	842
5.000%, 09/01/40		1,755	1,930
4.750%, 09/01/21		3,250	4,123
4.500%, 03/01/19		400	507
4.250%, 10/15/12		585	788
4.250%, 02/01/15		1,750	2,324
4.250%, 08/01/14		1,405	1,873
4.000%, 09/01/20		1,655	2,000
3.750%, 12/15/13		515	682
3.750%, 03/01/21		1,570	1,852
3.000%, 06/15/15		985	1,247
Pirelli & C
5.125%, 02/22/16		500	623
Telecom Italia Capital
6.175%, 06/18/14	USD	300	299
Unicredit MTN
4.500%, 09/22/19		400	456
UniCredit MTN
6.375%, 10/16/18 (A)	GBP	100	129
Unione di Banche Italiane MTN
4.500%, 02/22/16		200	264

			23,700

Japan — 20.5%
eAccess
8.250%, 04/01/18 (B)(F)	USD	116	106
Government of Japan 5 Year Bond, Ser 70
0.800%, 03/20/13		397,000	5,200
Government of Japan 5 Year Bond, Ser 79
0.700%, 12/20/13		51,300	674
Government of Japan 5 Year Bond, Ser 95
0.600%, 03/20/16		170,750	2,241
Government of Japan 10 Year Bond, Ser 245
0.900%, 12/20/12		175,000	2,291
Government of Japan 10 Year Bond, Ser 275
1.400%, 12/20/15		626,600	8,497
Government of Japan 10 Year Bond, Ser 284
1.700%, 12/20/16		250,000	3,459
Government of Japan 10 Year Bond, Ser 288
1.700%, 09/20/17		1,162,950	16,164
Government of Japan 10 Year Bond, Ser 298
1.300%, 12/20/18		533,750	7,246
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/19		235,300	3,233
Government of Japan 10 Year Bond, Ser 308
1.300%, 06/20/20		1,109,650	14,942

3	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Fixed Income Fund

September 30, 2011

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Government of Japan 10 Year Bond, Ser 316
1.100%, 06/20/21		100,000	$1,308
Government of Japan 20 Year Bond, Ser 109
1.900%, 03/20/29		39,000	526
Government of Japan 20 Year Bond, Ser 112
2.100%, 06/20/29		835,000	11,585
Government of Japan 20 Year Bond, Ser 48
2.500%, 12/21/20		614,450	9,072
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/27		558,950	7,804
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/38		103,250	1,483
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/39		145,200	2,045
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/40		117,000	1,546
Japan Finance Organization for Municipalities
4.500%, 05/27/14	EUR	450	644
ORIX
4.710%, 04/27/15	USD	326	338

			100,404

Malaysia — 0.2%
Government of Malaysia
5.734%, 07/30/19		900	320
Petronas Capital
5.250%, 08/12/19 (B)	USD	410	448

			768

Mexico — 0.6%
Mexican Bonos
8.500%, 12/13/18	MXP	20,540	1,704
Mexican Bonos, Ser M10
7.750%, 12/14/17	MXP	7,275	585
Mexican Bonos, Ser MI10
9.000%, 12/20/12	MXP	10,000	760

			3,049

Netherlands — 4.8%
ABN Amro Bank MTN
3.750%, 07/15/14		750	1,052
Aegon
4.750%, 06/01/13	USD	250	261
Allianz Finance II
6.125%, 05/31/22 (A)		1,000	1,305
Boats Investments MTN
11.000%, 03/31/17		386	341
Cooperatieve Centrale Raiffeisen- Boerenleenbank MTN
4.125%, 01/12/21		230	325
Deutsche Telekom International Finance
6.000%, 07/08/19	USD	227	262

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Deutsche Telekom International Finance MTN
6.500%, 04/08/22	GBP	90	$162
E.ON International Finance
5.800%, 04/30/18 (B)	USD	150	172
Government of Netherlands
4.500%, 07/15/17		2,360	3,645
4.000%, 07/15/18		1,355	2,061
4.000%, 01/15/37		200	329
3.500%, 07/15/20		485	719
3.250%, 07/15/15		520	749
ING Bank MTN
4.750%, 05/27/19		800	1,193
3.375%, 03/03/14		500	701
3.000%, 09/30/14		125	172
0.978%, 05/23/16 (A)	USD	450	383
ING Groep MTN
4.750%, 05/31/17		500	680
ING Verzekeringen
3.386%, 06/21/21 (A)		960	952
LeasePlan MTN
3.250%, 05/22/14		1,040	1,458
3.125%, 02/10/12		500	675
Linde Finance MTN
3.875%, 06/01/21		450	626
NIBC Bank MTN
3.500%, 04/07/14		650	916
OI European Group
6.875%, 03/31/17		150	190
Rabobank Nederland
4.125%, 04/04/12		1,250	1,697
4.125%, 07/14/25		375	518
RWE Finance MTN
5.000%, 02/10/15		500	725
SNS Bank MTN
3.500%, 03/10/14		500	703
UPCB Finance
7.625%, 01/15/20		250	312
Volkswagen MTN
5.625%, 02/09/12		150	204

			23,488

New Zealand — 0.6%
Government of New Zealand
6.000%, 12/15/17		3,405	2,889

Norway — 0.5%
DnB Bank MTN
4.500%, 05/29/14	EUR	200	281
1.740%, 05/30/17 (A)	EUR	425	560
DnB Boligkreditt
2.750%, 04/20/15	EUR	625	857
Government of Norway
4.500%, 05/22/19		1,150	227
Yara International
7.875%, 06/11/19 (B)	USD	410	508

			2,433

SEI Institutional International Trust / Annual Report / September 30, 2011	4

Schedule of Investments

International Fixed Income Fund

September 30, 2011

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Poland — 0.2%
Republic of Poland
5.125%, 04/21/21	USD	135	$135
5.000%, 04/25/16		2,100	631
4.000%, 03/23/21	EUR	250	304

			1,070

Portugal — 0.0%
EDP Finance
5.375%, 11/02/12 (B)	USD	250	241

Russia — 0.6%
Gazprom OAO Via Gaz Capital MTN
5.364%, 10/31/14		200	272
Gazprom MTN
9.625%, 03/01/13	USD	470	496
6.580%, 10/31/13	GBP	150	237
Novatek Finance
5.326%, 02/03/16	USD	230	225
RSHB Capital for Russian Agricultural Bank
7.750%, 05/29/18 (B)	USD	615	641
Steel Capital (Severstal)
9.750%, 07/29/13 (B)(D)	USD	285	293
TransCapit (Transneft) Registered
7.700%, 08/07/13	USD	354	376
Vimpel Communications Via VIP
Finance Ireland
6.493%, 02/02/16 (B)	USD	230	210

			2,750

Singapore — 0.8%
DBS Bank
0.510%,
05/16/17 (A)(B)	USD	525	512
Government of Singapore
4.000%, 09/01/18		2,320	2,116
3.500%, 03/01/27		650	590
0.000%, 10/27/11 (C)		800	614

			3,832

South Africa — 0.6%
Republic of South Africa, Ser R203
8.250%, 09/15/17		24,205	3,070

Spain — 2.5%
Amadeus Capital Markets
4.875%, 07/15/16		300	401
Banco Bilbao Vizcaya Argentaria
4.250%, 03/30/15		800	1,075
4.125%, 01/13/14		300	403
Banco Santander
4.625%, 01/20/16		300	407
CaixaBank
5.125%, 04/27/16		200	269

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Government of Spain
5.500%, 04/30/21		1,655	$2,283
4.750%, 07/30/14		925	1,278
4.700%, 07/30/41		665	735
4.600%, 07/30/19		155	206
4.200%, 01/31/37		330	344
4.000%, 04/30/20		775	980
3.300%, 10/31/14		475	632
3.250%, 04/30/16		690	891
2.500%, 10/31/13		655	862
Instituto de Credito Oficial MTN
2.375%, 03/04/13 (B)	USD	200	201
Santander Issuances, Ser 24
7.300%, 07/27/19 (A)	GBP	400	574
Telefonica Emisiones SAU MTN
4.750%, 02/07/17		100	132
4.375%, 02/02/16		375	495
3.661%, 09/18/17		150	186

			12,354

Supra-National — 1.1%
European Investment Bank MTN
3.500%, 04/15/16	EUR	1,975	2,830
European Union MTN
3.250%, 04/04/18	EUR	850	1,201
Inter-American Development Bank
9.750%, 05/15/15	GBP	750	1,507

			5,538

Sweden — 2.2%
Kingdom of Sweden, Ser 1041
6.750%, 05/05/14		10,820	1,797
Kingdom of Sweden, Ser 1047
5.000%, 12/01/20		8,700	1,617
Kingdom of Sweden, Ser 1049
4.500%, 08/12/15		5,050	822
Kingdom of Sweden, Ser 1050
3.000%, 07/12/16		13,625	2,125
Kingdom of Sweden, Ser 1052
4.250%, 03/12/19		2,000	343
Kommuninvest I Sverige MTN
2.750%, 08/12/15		5,300	796
Nordea Bank MTN
4.500%, 05/12/14	EUR	100	140
Stadshypotek MTN
3.750%, 12/12/13	EUR	400	560
Svenska Handelsbanken MTN
3.625%, 02/16/16	EUR	400	550
1.808%, 10/19/17 (A)	EUR	500	652
Swedbank
7.375%, 06/26/18 (A)	EUR	150	203
3.375%, 05/27/14	EUR	500	703
Swedbank Hypotek MTN
4.125%, 06/09/14	EUR	150	212
Volvo Treasury
5.950%, 04/01/15 (B)		145	157

			10,677

Switzerland — 1.1%
Credit Suisse NY MTN
5.300%, 08/13/19	USD	150	152

5	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Fixed Income Fund

September 30, 2011

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Credit Suisse MTN
6.125%, 05/16/14	EUR	350	$507
4.750%, 08/05/19	EUR	400	548
2.875%, 09/24/15	EUR	220	288
Glencore Finance Europe MTN
7.125%, 04/23/15	EUR	300	409
5.250%, 03/22/17	EUR	300	382
Government of Switzerland
2.000%, 04/28/21		820	989
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/19 (B)	USD	25	27
Novartis Finance MTN
4.250%, 06/15/16	EUR	375	548
UBS MTN
6.625%, 04/11/18	GBP	150	254
6.375%, 07/20/16	GBP	160	269
6.250%, 09/03/13	EUR	200	285
5.875%, 12/20/17	USD	575	592

			5,250

United Arab Emirates — 0.1%
MDC-GMTN MTN
5.500%, 04/20/21 (B)		380	397

United Kingdom — 10.9%
3i Group MTN
5.625%, 03/17/17	EUR	150	199
Abbey National Treasury Services MTN
4.250%, 04/12/21	EUR	350	472
3.625%, 09/08/16	EUR	300	403
Anglian Water Services Financing, Ser A5 MTN
6.293%, 07/30/30		500	916
Aviva MTN
0.690%, 06/19/17 (A)	USD	475	447
BAA Funding MTN
4.125%, 10/12/16	EUR	200	264
Bank of Scotland MTN
4.750%, 06/08/22	EUR	650	923
Barclays Bank MTN
6.750%, 05/22/19	USD	225	243
6.750%, 01/16/23 (A)		350	481
5.125%, 01/08/20	USD	150	147
5.000%, 09/22/16	USD	125	125
4.500%, 03/04/19 (A)	EUR	125	147
Barclays Bank, Ser E MTN
4.875%, 12/29/49 (A)	EUR	200	157
BAT International Finance MTN
7.250%, 03/12/24		250	480
5.375%, 06/29/17	EUR	425	634
Bishopsgate Asset Finance
4.808%, 08/14/44		200	274
British American Tobacco Holdings MTN
4.000%, 07/07/20	EUR	100	137
British Telecommunications
8.750%, 12/07/16		165	315
5.750%, 12/07/28		411	656

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Daily Mail & General Trust
5.750%, 12/07/18		350	$502
EDF Energy Networks EPN MTN
6.000%, 11/12/36		160	279
ENW Finance MTN
6.125%, 07/21/21		350	623
Experian Finance MTN
4.750%, 11/23/18		300	493
FCE Bank MTN
5.125%, 11/16/15		200	293
First Hydro Finance
9.000%, 07/31/21		220	401
HSBC Bank
3.500%, 06/28/15 (B)	USD	120	122
3.100%, 05/24/16 (B)	USD	261	259
HSBC Holdings MTN
9.875%, 04/08/18 (A)		80	133
6.500%, 05/20/24		250	438
0.446%, 10/06/16 (A)	USD	625	625
Imperial Tobacco Finance MTN
8.375%, 02/17/16	EUR	450	714
7.750%, 06/24/19		600	1,131
7.250%, 09/15/14	EUR	150	225
4.500%, 07/05/18	EUR	150	206
Intercontinental Hotels Group MTN
6.000%, 12/09/16		150	248
Legal & General Group MTN
4.000%, 06/08/25 (A)	EUR	200	215
Lloyds TSB Bank MTN
6.375%, 01/21/21	USD	110	108
6.375%, 04/15/14		725	1,162
4.375%, 01/12/15	USD	220	215
Marks & Spencer MTN
6.125%, 12/02/19		100	165
Motability Operations Group MTN
3.750%, 11/29/17	EUR	300	408
National Westminster Bank
6.500%, 09/07/21		220	263
Network Rail Infrastructure Finance MTN
4.400%, 03/06/16	CAD	690	720
Northern Rock
5.625%, 06/22/17 (B)	USD	1,750	1,848
Northumbrian Water Finance
6.000%, 10/11/17		500	895
Old Mutual MTN
7.125%, 10/19/16		250	411
Rexam MTN
4.375%, 03/15/13	EUR	170	233
Rolls-Royce
6.750%, 04/30/19		100	188
Royal Bank of Scotland
6.125%, 01/11/21	USD	310	306
5.750%, 05/21/14	EUR	600	812
Scottish & Southern Energy MTN
5.750%, 02/05/14		245	411
Severn Trent Utilities Finance
6.250%, 06/07/29		350	644

SEI Institutional International Trust / Annual Report / September 30, 2011	6

Schedule of Investments

International Fixed Income Fund

September 30, 2011

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Standard Chartered Bank MTN
6.400%, 09/26/17 (B)	USD	175	$184
6.400%, 09/26/17	USD	250	263
5.875%, 09/26/17	EUR	250	332
Tesco
6.052%, 10/13/39		343	584
Thames Water Utilities Cayman Finance MTN
6.125%, 02/04/13	EUR	200	282
United Kingdom Gilt
4.250%, 12/07/40		125	219
4.250%, 12/07/55		75	133
3.750%, 09/07/20		1,625	2,834
United Kingdom Gilt - Inflation Linked
2.500%, 07/26/16		75	395
1.875%, 11/22/22		375	825
1.250%, 11/22/27		200	446
United Kingdom Treasury
5.000%, 03/07/25		400	777
4.750%, 12/07/30		1,850	3,506
4.750%, 12/07/38		1,590	3,027
4.500%, 12/07/42		335	615
4.250%, 09/07/39		1,300	2,287
4.250%, 12/07/49		225	396
4.250%, 03/07/36		690	1,218
4.000%, 03/07/22		2,515	4,461
4.000%, 09/07/16		400	701
2.750%, 01/22/15		265	437
2.250%, 03/07/14		795	1,286
2.000%, 01/22/16		1,865	2,998
Virgin Media Secured Finance
7.000%, 01/15/18		280	446
Wales & West Utilities Finance MTN
6.750%, 12/17/36 (A)		200	345
Western Power Distribution South West
5.750%, 03/23/40		200	329
WPP MTN
6.625%, 05/12/16	EUR	225	337
Yorkshire Power Finance
7.250%, 08/04/28		208	413
Yorkshire Water Services Bradford Finance
6.375%, 08/19/39		100	185

			53,377

United States — 5.6%
Altria Group
9.250%, 08/06/19		225	295
4.750%, 05/05/21		330	341
American Express Credit MTN
5.375%, 10/01/14	GBP	100	166
American International Group
8.175%, 05/15/58 (A)		365	322
6.250%, 03/15/37		100	69
Anheuser-Busch InBev
5.375%, 01/15/20		450	524
AT&T
5.875%, 04/28/17	GBP	200	354
4.450%, 05/15/21		525	563

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

BA Covered Bond Issuer MTN
4.125%, 04/05/12	EUR	3,100	$4,185
Bank of America MTN
5.650%, 05/01/18		350	332
4.750%, 05/06/19 (A)	EUR	250	235
Cablevision Systems, Ser B
8.000%, 04/15/12		235	240
CCO Holdings
8.125%, 04/30/20		90	94
Citigroup
5.500%, 04/11/13		500	515
4.250%, 02/25/30 (A)	EUR	1,350	1,241
Comcast Cable Communications Holdings
9.455%, 11/15/22		340	491
Computer Sciences
5.500%, 03/15/13		305	319
Countrywide Financial MTN
5.800%, 06/07/12		507	508
Gatwick Funding MTN
6.500%, 03/02/41	GBP	200	321
GE Capital UK Funding MTN
4.125%, 09/28/17	GB	P 110	170
General Electric Capital MTN
5.625%, 05/01/18		300	328
5.500%, 01/08/20		305	333
5.300%, 02/11/21		205	213
4.625%, 01/07/21		750	778
Goldman Sachs Group
6.375%, 05/02/18	EUR	400	545
6.250%, 02/01/41		225	219
1.905%, 02/04/13 (A)	EUR	450	577
Hartford Life Institutional Funding MTN
5.375%, 01/17/12	GBP	200	314
Hertz
8.875%, 01/01/14		20	20
HSBC Finance MTN
7.000%, 03/27/12	GBP	285	452
Ingersoll-Rand Global Holding
9.500%, 04/15/14		213	251
International Paper
7.950%, 06/15/18		260	300
JPMorgan Chase Bank
4.625%, 05/31/17 (A)	EUR	250	295
JPMorgan Chase MTN
1.993%, 10/12/15 (A)	EUR	350	409
Key Bank MTN
1.734%, 02/09/12 (A)	EUR	570	755
1.660%, 11/21/11 (A)	EUR	50	67
Kraft Foods
7.000%, 08/11/37		200	258
5.375%, 02/10/20		400	453
Merrill Lynch MTN
2.077%, 09/14/18 (A)	EUR	375	306
Metropolitan Life Global Funding I MTN
4.625%, 05/16/17	EUR	1,200	1,659

7	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Fixed Income Fund

September 30, 2011

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Morgan Stanley MTN
5.625%, 09/23/19		150	$141
5.375%, 08/10/20	EUR	350	421
4.500%, 10/29/14	EUR	700	900
3.750%, 03/01/13	EUR	1,000	1,308
Nabors Industries
9.250%, 01/15/19		275	348
News America
6.900%, 03/01/19		300	350
Noble Holding International
4.900%, 08/01/20		25	27
Owens Corning
6.500%, 12/01/16		420	453
PNC Funding
5.125%, 02/08/20		300	332
Republic Services
4.750%, 05/15/23		405	440
Ryder System MTN
5.850%, 11/01/16		116	134
Toyota Motor Credit MTN
5.250%, 02/03/12	EUR	250	339
United Health Group
6.000%, 02/15/18		135	160
US Bank MTN
4.375%, 02/28/17(A)	EUR	900	1,117
Weatherford International
9.625%, 03/01/19		275	355
Western Union
5.930%, 10/01/16		475	543

			27,185

Total Global Bonds (Cost $414,852) ($ Thousands)			426,148

MORTGAGE-BACKED SECURITIES — 3.1%

Non-Agency Mortgage-Backed Obligation — 3.1%
Bear Stearns Adjustable Rate
Mortgage Trust, Ser 2004-6, Cl 3A
5.446%, 09/25/34 (A)		234	215
Bear Stearns Commercial
Mortgage, Ser 2004-PWR3, Cl A4
4.715%, 02/11/41		380	397
Bear Stearns Commercial
Mortgage, Ser 2004-PWR6, Cl A6
4.825%, 11/11/41		575	617
Bear Stearns Commercial Mortgage, Ser 2006-PW11, Cl A4
5.620%, 03/11/39 (A)		600	654
Canary Wharf Finance, Ser II, Cl C2
1.383%, 10/22/37 (A)(D)	GBP	200	178
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.886%, 12/10/49 (A)		1,140	1,228

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.275%, 12/10/49 (A)		405	$441
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
5.070%, 05/25/35 (A)		1,123	978
Credit Suisse Mortgage Capital
Certificates, Ser 2006-C5, Cl A3
5.311%, 12/15/39		1,215	1,271
DBUBS Mortgage Trust, Ser 2011- LC1A, Cl A3
5.002%, 11/10/46 (B)		226	242
Eddystone Finance, Ser 2006-1, Cl A2
1.039%, 04/19/21 (A)(D)	GBP	150	215
Fosse Master Issuer, Ser 2011-1X, Cl A3
2.228%, 10/18/54 (A)	GBP	300	467
Gracechurch Mortgage Financing, Ser 2006-1, Cl C3
1.805%, 11/20/56 (A)(D)	EUR	350	468
Gracechurch Mortgage Financing, Ser 2007-1X, Cl 3A2
1.635%, 11/20/56 (A)	EUR	1,465	1,953
Granite Master Issuer, Ser 2005-1, Cl A5
1.526%, 12/20/54 (A)(D)	EUR	233	296
Granite Master Issuer, Ser 2006-2, Cl A5
1.546%, 12/20/54 (A)(D)	EUR	450	572
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 4A1
5.033%, 01/25/35 (A)		292	287
Immeo Residential Finance, Ser 2, Cl A
1.688%, 12/15/16 (A)	EUR	329	402
JP Morgan Chase Commercial Mortgage Securities, Ser 2007- CB18, Cl A4
5.440%, 06/12/47		880	914
JP Morgan Mortgage Trust, Ser 2004-A5, Cl 3A1
5.139%, 12/25/34 (A)		288	287
London and Regional Debt
Securitisation, Ser 1, Cl A
1.037%, 10/15/14 (A)(D)	GBP	150	208
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl A4
5.291%, 01/12/44 (A)		420	461
Permanent Master Issuer, Ser 2011-1X, Cl 1A2
2.227%, 07/15/42 (A)	GBP	250	387
Silverstone, Ser 2009-1, Cl A2
2.283%, 01/21/55 (A)	GBP	300	465

SEI Institutional International Trust / Annual Report / September 30, 2011	8

schedule of Investments

International Fixed Income Fund

September 30, 2011

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Storm, Ser 2006-1, Cl A2
1.714%, 04/22/48 (A)	EUR	1,123	$1,484
Talisman Finance, Ser 7, Cl H
3.855%, 04/22/17 (A)	EUR	485	65

Total Mortgage-Backed Securities (Cost $15,980) ($ Thousands)			15,152

CORPORATE OBLIGATIONS — 2.4%

United States — 2.4%
American Tower
5.050%, 09/01/20		315	314
Anadarko Petroleum
6.375%, 09/15/17		330	370
CBS
4.300%, 02/15/21		400	402
CIGNA
5.125%, 06/15/20		154	167
Citigroup
4.750%, 05/19/15		240	246
CMS Energy
8.750%, 06/15/19		225	262
CNA Financial
7.250%, 11/15/23		110	121
6.500%, 08/15/16		40	43
DIRECTV Holdings
6.000%, 08/15/40		150	160
4.600%, 02/15/21		300	308
Duke Realty
6.750%, 03/15/20(E)		140	145
EH Holding
6.500%, 06/15/19(B)		150	144
Embarq
7.082%, 06/01/16		333	345
Enterprise Products Operating
5.950%, 02/01/41		225	241
EQT
8.125%, 06/01/19		285	346
Goldman Sachs Group MTN
6.000%, 06/15/20		45	46
Hess
8.125%, 02/15/19		109	141
Humana
7.200%, 06/15/18		280	332
6.450%, 06/01/16		40	45
6.300%, 08/01/18		50	57
Huntington Ingalls Industries
7.125%, 03/15/21(B)		54	50
6.875%, 03/15/18(B)		54	50
Jefferies Group
6.875%, 04/15/21		154	160
5.125%, 04/13/18		203	190
Kinder Morgan Energy Partners
6.550%, 09/15/40		255	285
Lincoln National
8.750%, 07/01/19		128	152
Lorillard Tobacco
6.875%, 05/01/20		375	416
Lyondell Chemical
8.000%, 11/01/17(B)		121	130

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
McGraw-Hill
5.900%, 11/15/17		325	$352
Mohawk Industries
6.625%, 01/15/16		172	178
Morgan Stanley
5.750%, 01/25/21		130	120
5.500%, 07/28/21		125	116
3.450%, 11/02/15		225	207
Motorola
7.500%, 05/15/25		85	100
Nisource Finance
6.800%, 01/15/19		235	274
Nissan Motor
3.250%, 01/30/13(B)		430	438
Principal Financial Group
7.875%, 05/15/14		290	329
Prudential Financial MTN
6.100%, 06/15/17		125	136
RR Donnelley & Sons
7.250%, 05/15/18		65	59
Ryder System MTN
7.200%, 09/01/15		108	128
SLM MTN
5.050%, 11/14/14		600	579
Time Warner
4.875%, 03/15/20		725	771
Time Warner Cable
7.500%, 04/01/14		385	436
Union Electric
6.700%, 02/01/19		45	55
United States Steel
6.050%, 06/01/17		178	162
Valero Energy
9.375%, 03/15/19		174	223
Viacom
6.125%, 10/05/17		325	370
5.625%, 09/15/19		325	367
Wachovia Capital Trust III
5.570%, 12/31/49(A)		385	316
Whirlpool MTN
8.600%, 05/01/14		298	340

Total Corporate Obligations (Cost $11,165) ($ Thousands)			11,724

ASSET-BACKED SECURITIES — 0.4%

Automotive — 0.2%
Auto Compartiment, Ser 2006-1, Cl B
1.858%, 07/25/17 (A)(D)	EUR	500	656
Auto Compartiment, Ser 2007-1, Cl A
1.646%, 02/25/19 (A)	EUR	312	416
Santander Consumer Finance, Ser 2007-1, Cl A
1.685%, 09/20/22 (D)	EUR	92	121

			1,193

9	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Fixed Income Fund

September 30, 2011

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Mortgage Related Securities — 0.1%
Countrywide Asset-Backed Certificates, Ser 2007-2, Cl 2A1
0.285%, 08/25/37 (A)		209	$204

Other Asset-Backed Securities — 0.1%
Lambda Finance, Ser 2005-1X, Cl A2
1.775%, 11/15/29 (A)(D)	EUR	126	165
Skyline, Ser 2007-1, Cl D
2.414%, 07/22/43 (A)(D)	EUR	200	242

			407

Total Asset-Backed Securities (Cost $1,830) ($ Thousands)			1,804

MUNICIPAL BOND — 0.0%
State of Illinois, GO
5.877%, 03/01/19		45	48

Total Municipal Bonds (Cost $45) ($ Thousands)			48

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bills
0.015%, 12/29/11 (C)		1,575	1,575
U.S. Treasury Bonds
4.375%, 11/15/39 to 05/15/41		225	290
3.875%, 08/15/40		5	6

Total U.S. Treasury Obligations (Cost $1,809) ($ Thousands)			1,871

TIME DEPOSITS — 3.0%

United States — 3.0%
Brown Brothers Harriman
3.894%, 10/03/11	AUD	16	15
1.750%, 10/03/11	NZD	22	17
1.324%, 10/03/11	NOK	116	20
1.250%, 10/03/11	SEK	103	15
0.350%, 10/03/11	DKK	1	—
0.280%, 10/03/11	CAD	106	102
0.279%, 10/03/11	EUR	97	130
0.105%, 10/03/11	GBP	242	377
0.030%, 10/03/11	USD	13,807	13,807
0.010%, 10/03/11	JPY	2,132	28
0.010%, 10/03/11	SGD	2	2

Total Time Deposits (Cost $14,513) ($ Thousands)			14,513

Total Investments — 96.4% (Cost $460,194) ($ Thousands)	$471,260

A summary of the open futures contracts held by the Fund at September 30, 2011, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Australian 3-Year Bond	(13)	Dec-2011	$4
Australian 10-Year Bond	(1)	Dec-2011	1
Canadian 10-Year Bond	16	Dec-2011	47
Euro-Bobl	62	Dec-2011	(27)
Euro-BTP	1	Dec-2011	2
Euro-Bund	44	Dec-2011	(60)
Euro-Buxl 30 Year Bond	4	Dec-2011	8
Euro-Schatz	43	Dec-2011	(15)
Japanese 10-Year Bond	6	Dec-2011	(20)
Long Gilt 10-Year Bond	26	Dec-2011	(8)
U.S. 10-Year Treasury Note	(171)	Dec-2011	(157)
U.S. 2-Year Treasury Note	(36)	Dec-2011	9
U.S. 5-Year Treasury Note	(126)	Dec-2011	(16)
U.S. Long Treasury Bond	(18)	Dec-2011	(71)
U.S. Ultra Long Treasury Bond	(5)	Dec-2011	(67)

			$(370)

For the year ended September 30, 2011, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2011, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/6/11-10/19/11	USD	1,068	MXP	14,370	$(29)
10/6/11-10/31/11	USD	5,259	CAD	5,397	(80)
10/6/11-10/31/11	USD	22,361	GBP	14,347	(12)
10/6/11-10/31/11	USD	36,555	JPY	2,817,348	(2)
10/6/11-10/31/11	USD	1,046	SEK	7,093	(14)
10/6/11-11/8/11	CAD	25,289	USD	25,231	971
10/6/11-11/8/11	EUR	233,563	USD	323,182	9,885
10/6/11-11/8/11	GBP	46,328	USD	74,160	2,007
10/6/11-11/8/11	JPY	10,614,572	USD	138,003	224
10/6/11-11/8/11	MXP	56,402	USD	4,458	386
10/6/11-11/8/11	SEK	54,631	USD	8,159	212
10/6/11-11/17/11	USD	106,679	EUR	79,347	(222)
10/14/11-10/31/11	NZD	4,120	USD	3,374	228
10/19/11	USD	790	DKK	4,272	(20)
10/19/11-10/31/11	DKK	11,612	USD	2,176	82
10/19/11-10/31/11	USD	1,633	NOK	8,932	(113)
10/20/11-10/31/11	USD	260	ZAR	1,961	(17)
10/20/11-10/31/11	ZAR	26,819	USD	3,712	384
10/21/11	IDR	6,584,392	USD	745	(4)
10/21/11	USD	769	IDR	6,584,392	(21)
10/31/11	AUD	3,916	USD	4,005	215
10/31/11	CHF	1,224	USD	1,388	40
10/31/11	CZK	5,583	USD	311	8
10/31/11	MYR	1,001	USD	323	9
10/31/11	NOK	1,247	USD	219	7
10/31/11	PLN	2,351	USD	742	30
10/31/11	SGD	3,559	USD	2,869	137
10/31/11	USD	150	AUD	150	(5)
10/31/11	USD	378	NZD	488	(6)
10/31/11	USD	76	PLN	240	(3)
10/31/11-11/10/11	KRW	3,607,109	USD	3,013	(50)
11/10/11	USD	3,254	KRW	3,522,189	(264)
1/13/12	CNY	12,617	USD	1,958	(22)
1/13/12	USD	1,946	CNY	12,617	33

					$13,974

SEI Institutional International Trust / Annual Report / September 30, 2011	10

Schedule of Investments

International Fixed Income Fund

September 30, 2011

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2011, is as follows:

CounterParty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	(386)	399	$13
Barclays PLC	(43,487)	43,818	331
BNP Paribas	(198,192)	198,190	(2)
Brown Brothers Harriman	(1,090)	1,169	79
Chase Manhattan Bank	(69,643)	69,632	(11)
Citigroup	(11,241)	11,409	168
Credit Suisse First Boston	(25,332)	25,598	266
Deutsche Bank	(110,773)	118,470	7,697
Goldman Sachs	(44,759)	45,220	461
HSBC	(6,640)	6,653	13
JPMorgan Chase Bank	(5,029)	5,080	51
Morgan Stanley	(144,941)	147,791	2,850
National Australia Bank	(65,787)	66,773	986
Northern Trust Brokerage	(2,046)	2,031	(15)
RBC	(3,571)	3,621	50
RBS London	(748)	742	(6)
Royal Bank of Canada	(1,894)	1,889	(5)
Royal Bank of Scotland	(18,914)	20,055	1,141
Standard Bank	(5,498)	5,222	(276)
UBS	(693)	671	(22)
Westpac Banking	(4,843)	5,048	205

			$13,974

A summary of outstanding interest rate swap agreements held by the Fund at September 30, 2011, is as follows:

Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Citigroup	3.79%	6-Month GBP LIBOR	05/19/19	GBP	2,500	$(463)
Deutsche Bank	3.45%	6-Month EUR LIBOR	10/16/19	EUR	3,400	(488)
Deutsche Bank	6-Month EURIBOR	4.17%	03/28/13	EUR	7,000	573
Royal Bank of Scotland	6-Month EURIBOR	3.14%	08/04/21	EUR	1,450	112
JPMorgan Chase Bank	6-Month JPY LIBOR	2.22%	03/26/27	JPY	750,000	1,052
JPMorgan Chase Bank	6-Month EURIBOR	4.38%	01/07/13	EUR	5,400	458
JPMorgan Chase Bank	4.20%	6-Month EURIBOR	03/30/12	JPY	3,000	(134)
JPMorgan Chase Bank	6-Month JPY LIBOR	1.29%	03/26/12	JPY	1,300,000	80

						$1,190

Percentages are based on a Net Assets of $488,929($ Thousands).

(1)	In local currency unless otherwise indicated.

(A)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2011.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(D)	Securities considered illiquid. The total market value of such securities as of September 30, 2011 was $3,784 ($ Thousands) and represented 0.8% of Net Assets.

(E) Real Estate Investment Trust. (F) Security is when-issued.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CNY — Chinese Yuan

CZK — Czech Koruna

DKK — Danish Krone

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

GBP — British Pound Sterling

GO — General Obligation

IDR — Indonesia Rupiah

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXP — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NY — New York

NZD — New Zealand Dollar

PLN — Polish Zlotty

SEK — Swedish Krone

Ser — Series

SGD — Singapore Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	—	426,148	—	426,148
Mortgage-Backed Securities	—	15,152	—	15,152
Corporate Obligations	—	11,724	—	11,724
U.S. Treasury Obligations	—	1,871	—	1,871
Asset-Backed Securities	—	1,804	—	1,804
Municipal Bond	—	48	—	48
Time Deposits	—	14,513	—	14,513

Total Investments in Securities	$—	$470,865	$—	$471,260

11	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

International Fixed Income Fund

September 30, 2011

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$(370)	$—	$—	$(370)
Forwards Contracts*	13,974	—	—	13,974
Interest Rate Swaps	—	1,190	—	1,190

Total Other Financial Instruments	$13,604	$1,190	$—	$14,794

*	Future contracts and forward contracts are valued at the net unrealized appreciation/(depreciation).

For the year ended September 30, 2011, there were no significant transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2011, there were no significant transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Quarterly Holdings / September 30, 2011	12

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2011

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 92.2%

Argentina — 4.0%
Capex
10.000%, 03/10/18 (A)(B)		488	$400
Empresa Distribuidora Y Comercializadora Norte
9.750%, 10/25/22 (A)		606	509
IRSA
11.500%, 07/20/20 (A)		351	340
Province of Buenos Aires
9.625%, 04/18/28 (C)		595	434
9.625%, 04/18/28 (A)(C)		1,605	1,027
9.375%, 09/14/18 (C)		470	324
Province of Medoza
5.500%, 09/04/18 (C)		303	254
Province of Neuquen
8.656%, 10/18/14 (A)(C)		121	121
Republic of Argentina
8.750%, 06/02/17		1,100	963
8.280%, 12/31/33		2,890	1,908
8.280%, 12/31/33		3,636	2,491
7.820%, 12/31/33	EUR	6,268	4,835
7.820%, 12/31/33 (D)	EUR	8,341	6,211
7.000%, 10/03/15		5,100	4,251
7.000%, 04/17/17		3,168	2,396
5.830%, 12/31/33 (D)	ARS	8,219	2,477
3.117%, 12/15/35 (D)		4,360	600
2.500%, 03/31/19 (E)		3,680	1,242
1.770%, 12/31/38 (D)(E)	ARS	2	—
0.467%, 08/03/12 (D)		6,705	789
0.000%, 12/15/35 (D)	ARS	2	—
0.000%, 12/15/35 (D)	EUR	13,252	2,151
Tarjeta Naranja
9.000%, 01/28/17 (A)		180	176
Transportadora Gas Norte
7.500%, 12/31/12 (C)(F)		130	69
7.500%, 12/31/12 (A)(C)(F)		260	138
7.500%, 12/31/12 (C)(F)		420	223
6.500%, 12/31/12 (A)(C)(F)		30	16
6.500%, 12/31/12 (C)(F)		81	43
6.500%, 12/31/12 (C)(F)		72	38
WPE International
10.375%, 09/30/20 (A)		950	855

			35,281

Australia — 0.0%
Mirabela Nickel
8.750%, 04/15/18 (A)		203	164

Bahrain — 0.2%
Kingdom of Bahrain
5.500%, 03/31/20 (A)		1,153	1,095
5.500%, 03/31/20		250	238

			1,333

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Barbados — 0.3%
Columbus International
11.500%, 11/20/14 (A)		1,600	$1,568
11.500%, 11/20/14		1,057	1,036
Government of Barbados
7.000%, 08/04/22 (A)		300	297

			2,901

Belarus — 0.1%
Republic of Belarus
8.950%, 01/26/18		1,150	808
8.750%, 08/03/15		300	214

			1,022

Belize — 0.0%
Government of Belize
6.000%, 02/20/29 (C)		157	93

Bosnia and Herzegovina — 0.1%
Republic of Bosnia & Herzegovina
0.000%, 12/11/17 (C)(D)	DEM	2,013	1,001

Brazil — 8.4%
Banco Cruzeiro do Sul
8.875%, 09/22/20		384	326
8.875%, 09/22/20 (A)(B)		1,144	972
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/19 (A)		1,725	1,906
5.500%, 07/12/20 (A)		400	413
BR Malls International Finance
8.500%, 12/31/49 (A)		345	352
BR Properties SA
9.000%, 12/31/49 (A)		541	530
Brazil Notas Do Tesouro Nacional Serie F
10.000%, 01/01/13	BRL	10,700	5,732
10.000%, 01/01/14	BRL	7,510	3,972
10.000%, 01/01/21	BRL	11,054	5,440
6.000%, 05/15/15	BRL	6,700	7,708
6.000%, 08/15/20	BRL	1,600	1,810
CGM, CLN (Federal Republic of Brazil)
10.000%, 01/01/21	BRL	5,000	2,461

1	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2011

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Federal Republic of Brazil
12.500%, 01/05/22	BRL	680	$430
12.500%, 01/05/16	BRL	4,180	2,511
11.000%, 08/17/40		150	198
10.250%, 01/10/28	BRL	1,140	645
10.125%, 05/15/27		2,475	3,911
8.875%, 04/15/24		1,570	2,229
8.750%, 02/04/25		1,580	2,224
8.250%, 01/20/34		4,558	6,404
7.125%, 01/20/37		3,695	4,720
5.875%, 01/15/19		1,492	1,712
5.625%, 01/07/41		1,050	1,131
4.875%, 01/22/21		1,607	1,718
Fibria Overseas Finance
7.500%, 05/04/20 (A)		1,358	1,277
General Shopping Finance
10.000%, 12/31/49 (A)		1,044	1,023
Hypermarcas
6.500%, 04/20/21 (A)(B)		1,224	1,114
JBS Finance II
8.250%, 01/29/18 (A)		1,820	1,502
8.250%, 01/29/18		1,300	1,073
JP Morgan, CLN (Federal Republic of Brazil)
10.000%, 01/01/21		3,400	1,673
Minerva Overseas II
10.875%, 11/15/19 (A)		235	186
10.875%, 11/15/19		310	245
Odebrecht Drilling Norbe VIII
6.350%, 06/30/21		330	327
6.350%, 06/30/21 (A)		745	738
OGX Petroleo e Gas Participacoes
8.500%, 06/01/18 (A)		1,404	1,257
Petrobras International Finance
5.375%, 01/27/21		20	20
QGOG Atlantic
5.250%, 07/30/18 (A)		1,456	1,310
Telemar Norte Leste
5.500%, 10/23/20 (A)		950	903
Virgolino de Oliveira Finance
10.500%, 01/28/18		217	199
Votorantim Cimentos
7.250%, 04/05/41 (A)		300	281
Voto-Votorantim
6.750%, 04/05/21 (A)		306	301
6.625%, 09/25/19 (A)		490	485

			73,369

Chile — 0.8%
Banco Estado
4.125%, 10/07/20 (A)		600	602
Empresa Nacional del Petroleo
6.250%, 07/08/19 (A)		100	110
6.250%, 07/08/19		700	769
5.250%, 08/10/20 (A)		400	413
Inversiones Alsacia
8.000%, 08/18/18 (A)		1,000	859

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Nacional del Cobre de Chile
7.500%, 01/15/19		400	$503
6.150%, 10/24/36		2,200	2,667
3.750%, 11/04/20 (A)		800	795
Republic of Chile
3.250%, 09/14/21		700	682

			7,400

China — 1.1%
China Liansu Group Holdings
7.875%, 05/13/16 (A)		648	473
China Oriental Group
8.000%, 08/18/15 (A)		650	507
CNPC HK Overseas Capital
5.950%, 04/28/41 (A)		750	834
Evergrande Real Estate
13.000%, 01/27/15		856	574
13.000%, 01/27/15 (A)		809	542
9.250%, 01/19/16	CNY	5,000	486
7.500%, 01/19/14	CNY	3,000	320
Franshion Development
6.750%, 04/15/21 (A)		750	517
Kaisa Group Holdings LTD
13.500%, 04/28/15		539	375
Mega Advance Investments
5.000%, 05/12/21 (A)		406	389
MIE Holdings
9.750%, 05/12/16 (A)		800	616
Sinochem Overseas Capital
6.300%, 11/12/40 (A)		451	417
6.300%, 11/12/40		350	324
4.500%, 11/12/20 (A)		3,392	3,157
Texhong Textile Group
7.625%, 01/19/16 (A)		255	166
West China Cement
7.500%, 01/25/16 (A)(B)		200	136

			9,833

Colombia — 4.7%
BanColombia
5.950%, 06/03/21 (A)		1,080	1,045
Bogota Distrio Capital
9.750%, 07/26/28 (A)	COP	9,020,000	5,820
Citigroup, CLN (Republic of Colombia)
10.000%, 07/24/24	COP	1,229,000	762
Ecopetrol
7.625%, 07/23/19 (A)		500	582
Gruposura Finance
5.700%, 05/18/21 (A)		410	398
Republic of Colombia
11.750%, 02/25/20		1,645	2,521
10.375%, 01/28/33		400	641
8.125%, 05/21/24		2,250	2,983
7.375%, 03/18/19		3,870	4,774
7.375%, 01/27/17		2,975	3,557
7.375%, 09/18/37		10,285	13,412
6.125%, 01/18/41		1,275	1,445
4.375%, 07/12/21		3,320	3,386

			41,326

SEI Institutional International Trust / Annual Report / September 30, 2011	2

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2011

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Croatia — 1.2%
Government of Croatia
6.750%, 11/05/19		1,025	$991
6.625%, 07/14/20 (A)(B)		3,568	3,399
6.375%, 03/24/21 (A)		5,052	4,660
Zagrebacki Holding
5.500%, 07/10/17	EUR	1,100	1,072

			10,122

Czech Republic — 0.1%
Central European Media Enterprises
11.625%, 09/15/16 (A)	EUR	700	789

Dominican Republic — 0.3%
Cap Cana
10.000%, 04/30/16		936	374
10.000%, 04/30/16		844	507
Republic of Dominican Republic
7.500%, 05/06/21 (A)		1,090	1,063
7.500%, 05/06/21		600	585

			2,529

Ecuador — 0.1%
Republic of Ecuador
9.375%, 12/15/15		550	539

Egypt — 0.3%
Government of Egypt
6.875%, 04/30/40		600	561
5.750%, 04/29/20		400	398
5.750%, 04/29/20 (A)		800	798
Nile Finance
5.250%, 08/05/15		650	661

			2,418

El Salvador — 0.8%
Republic of El Salvador
8.250%, 04/10/32		250	264
7.650%, 06/15/35		4,436	4,314
7.625%, 02/01/41 (A)		950	912
7.375%, 12/01/19		400	428
Telemovil Finance
8.000%, 10/01/17 (A)		900	873

			6,791

Gabon — 0.0%
Gabonese Republic
8.200%, 12/12/17		200	218

Georgia — 0.2%
Georgian Railway
9.875%, 07/22/15		650	680
Republic of Georgia
6.875%, 04/12/21 (A)		750	713

			1,393

Description	Face Amount(1) (Thousands)	Market Value ($ Thousands)

Germany — 0.2%
Deutsche Bank, CLN (Government of Germany) MTN
9.375%, 02/13/18 (A)(C)	1,732	$1,654

Ghana — 0.3%
Republic of Ghana
8.500%, 10/04/17	1,865	1,949
8.500%, 10/04/17 (A)	500	522

		2,471

Hong Kong — 0.5%
Bank of China Hong Kong
5.550%, 02/11/20 (A)	1,700	1,701
Hutchison Whampoa International
6.000%, 12/31/49 (D)	460	440
Industrial & Commercial Bank of China Asia MTN
5.125%, 11/30/20	600	587
PCCW-HKT Capital No. 4
4.250%, 02/24/16	601	626
Sino-Forest
10.250%, 07/28/14 (A)(F)	140	35
10.250%, 07/28/14 (F)	1,027	257
6.250%, 10/21/17 (A)(B)(F)	574	143
6.250%, 10/21/17 (F)	1,740	435

		4,224

Hungary — 0.8%
Republic of Hungary
7.625%, 03/29/41	3,058	2,982
6.375%, 03/29/21	3,134	3,049
6.250%, 01/29/20	950	922
4.750%, 02/03/15	187	183

		7,136

India — 0.2%
Axis Bank MTN
7.125%, 06/28/22 (D)	163	157
Bank of India MTN
6.994%, 12/31/49 (D)	177	158
ICICI Bank
5.750%, 11/16/20 (A)	503	473
Reliance Holdings USA
6.250%, 10/19/40	300	267
Vedanta Resources
8.250%, 06/07/21 (A)	796	613

		1,668

Indonesia — 4.9%
Adaro Indonesia
7.625%, 10/22/19	208	204
Bakrie Telecom
11.500%, 05/07/15	634	399
BLT Finance
7.500%, 05/15/14	197	75
BSP FINANCE
10.750%, 11/01/11	163	156

3	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2011

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Deutsche Bank, CLN (Republic of Indonesia)
8.250%, 07/15/21	IDR	3,600,000	$449
HSBC, CLN (Republic of Indonesia)
11.000%, 11/16/20 (A)(D)	IDR	2,300,000	335
8.250%, 07/15/21	IDR	6,800,000	849
Indosat Palapa
7.375%, 07/29/20 (A)		552	547
JPMorgan Chase, CLN (Republic of Indonesia) MTN
11.000%, 09/17/25	IDR	7,952,000	1,195
Majapahit Holding
8.000%, 08/07/19 (A)		500	560
8.000%, 08/07/19		160	179
7.875%, 06/29/37 (A)(C)		355	383
7.750%, 01/20/20		400	442
7.750%, 01/20/20 (A)		350	387
7.750%, 10/17/16		750	833
7.250%, 10/17/11		750	750
Pertamina Persero
6.500%, 05/27/41 (A)		380	361
5.250%, 05/23/21 (A)		500	480
PT Adaro MTN
7.625%, 10/22/19 (A)		305	299
Republic of Indonesia
11.625%, 03/04/19		300	427
11.625%, 03/04/19		5,353	7,615
11.625%, 03/04/19 (A)		1,925	2,738
10.375%, 05/04/14		450	525
8.500%, 10/12/35		3,650	4,928
7.750%, 01/17/38		5,447	6,836
7.500%, 01/15/16		1,150	1,307
6.875%, 01/17/18		1,900	2,133
6.875%, 01/17/18 (A)		900	1,010
6.750%, 03/10/14		650	699
6.625%, 02/17/37		1,050	1,176
6.625%, 02/17/37		900	1,008
5.875%, 03/13/20 (A)		1,254	1,354
4.875%, 05/05/21 (A)		2,545	2,571
Star Energy
11.500%, 02/12/15 (A)		400	396

			43,606

Iraq — 1.3%
Republic of Iraq
5.800%, 01/15/28		14,710	11,768

Ivory Coast — 0.6%
Government of Ivory Coast
2.500%, 12/31/32 (F)		11,333	5,667

Jamaica — 0.3%
Digicel Group
10.500%, 04/15/18		860	847
9.125%, 01/15/15 (A)		822	773
8.875%, 01/15/15 (A)		1,050	992

			2,612

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Jordan — 0.2%
Kingdom of Jordan
3.875%, 11/12/15		1,650	$1,518

Kazakhstan — 4.5%
BTA Bank
113.760%, 07/01/20 (A)(D)		2,492	47
10.750%, 01/01/13 (E)		1,834	807
10.750%, 01/01/13 (A)(E)		1,202	529
CenterCredit International
8.625%, 01/30/14		2,300	2,185
Development Bank of Kazakhstan
5.500%, 12/20/15 (A)		650	616
Halyk Savings Bank of Kazakhstan
7.250%, 01/28/21 (A)		1,200	1,104
HSBK Europe
7.250%, 05/03/17		960	900
Kazatoprom
6.250%, 05/20/15		450	453
Kazkommerts International
8.700%, 04/07/14 (D)		1,300	1,092
8.500%, 04/16/13		950	912
8.000%, 11/03/15		1,900	1,605
7.875%, 04/07/14		500	450
7.500%, 11/29/16 (C)		2,550	2,078
6.875%, 02/13/17		450	478
6.250%, 05/20/15 (A)		1,123	1,131
Kazkommertsbank MTN
12.850%, 12/18/12		600	606
KazMunaiGaz Finance Sub MTN
11.750%, 01/23/15		950	1,088
11.750%, 01/23/15 (A)		2,673	3,061
9.125%, 07/02/18 (A)		2,955	3,324
9.125%, 07/02/18		1,129	1,270
8.375%, 07/02/13		3,479	3,618
7.000%, 05/05/20		2,840	2,840
7.000%, 05/05/20 (A)		1,626	1,626
KazMunayGas National
6.375%, 04/09/21 (A)		3,326	3,226
6.375%, 04/09/21		1,100	1,067
Republic of Kazakhstan
6.375%, 10/06/20 (A)	EUR	1,400	1,375
Tengizchevroil Finance
6.124%, 11/15/14		250	255
Zhaikmunai Finance
10.500%, 10/19/15 (A)		1,809	1,590
Zhaikmunai
10.500%, 10/19/15		150	132

			39,465

Latvia — 0.1%
Republic of Latvia
5.250%, 06/16/21 (A)		490	466

SEI Institutional International Trust / Annual Report / September 30, 2011	4

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2011

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)
Lebanon — 0.3%
Republic of Lebanon MTN
9.000%, 03/20/17		100	$118
6.375%, 03/09/20		1,500	1,566
6.100%, 10/04/22		900	900
5.150%, 11/12/18		300	297

			2,881

Lithuania — 0.8%
Republic of Lithuania
7.375%, 02/11/20		1,750	1,881
7.375%, 02/11/20 (A)		1,100	1,183
6.750%, 01/15/15 (A)		1,550	1,614
6.125%, 03/09/21 (A)		737	722
6.125%, 03/09/21		500	500
5.125%, 09/14/17 (A)		1,175	1,140

			7,040

Malaysia — 3.4%
Axiata SPV1 Labuan
5.375%, 04/28/20		250	261
Government of Malaysia
5.094%, 04/30/14	MYR	4,930	1,615
3.835%, 08/12/15	MYR	5,740	1,827
3.741%, 02/27/15	MYR	10,560	3,350
Petroliam Nasional
7.625%, 10/15/26		925	1,193
Petronas Capital
7.875%, 05/22/22		7,697	9,777
7.875%, 05/22/22 (A)		250	318
5.250%, 08/12/19 (A)		8,295	9,059
5.250%, 08/12/19		1,100	1,201
Wakala Global Sukuk
4.646%, 07/06/21 (A)		900	937

			29,538

Mexico — 8.5%
Alestra
11.750%, 08/11/14		508	552
America Movil
2.375%, 09/08/16		1,800	1,741
Axtel
9.000%, 09/22/19		719	604
7.625%, 02/01/17 (A)		249	204
Bank of New York Mellon Institucion de Banca Multiple
9.625%, 05/02/21 (A)(B)		1,196	1,016
BBVA Bancomer
6.008%, 05/17/22 (D)		1,000	915
Cemex
9.250%, 05/12/20 (A)		2,100	1,365
9.000%, 01/11/18 (A)		1,366	925
5.369%, 09/30/15 (A)(B)(D)		1,137	682
Cemex Espana
8.875%, 05/12/17	EUR	51	46
Cemex Finance
9.500%, 12/14/16		500	363
Comision Federal de Electricidad
4.875%, 05/26/21 (A)		750	754

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)
Desarrolladora Homex
7.500%, 09/28/15		225	$218
GEO
9.250%, 06/30/20		500	445
9.250%, 06/30/20 (A)		900	801
Grupo Bimbo
4.875%, 06/30/20 (A)		152	153
Grupo Senda
10.500%, 10/03/15		3,665	3,610
Hipotecaria Su Casita
7.500%, 06/29/18 (A)		111	55
Mexican Bonos, Ser M10
8.000%, 12/17/15	MXP	21,200	1,694
7.750%, 12/14/17	MXP	42,900	3,448
7.250%, 12/15/16	MXP	53,300	4,169
Mexican Bonos, Ser MI10
9.500%, 12/18/14	MXP	10,161	832
Mexican Bonos
8.500%, 05/31/29	MXP	40,140	3,196
8.500%, 12/13/18	MXP	44,600	3,700
8.500%, 11/18/38	MXP	36,810	2,870
6.500%, 06/10/21	MXP	43,020	3,110
NII Capital
10.000%, 08/15/16		3,059	3,350
7.625%, 04/01/21		750	744
Oceanografia
11.250%, 07/15/15		1,029	504
Pemex Finance
9.150%, 11/15/18		1,595	2,051
Pemex Project Funding Master Trust
6.625%, 06/15/35		2,546	2,731
5.750%, 03/01/18		1,505	1,629
Petroleos Mexicanos
8.000%, 05/03/19		700	854
6.500%, 06/02/41 (A)		442	457
6.000%, 03/05/20 (A)		300	328
United Mexican States MTN
8.300%, 08/15/31		4,006	5,719
6.050%, 01/11/40		3,850	4,370
5.950%, 03/19/19		1,300	1,475
5.750%, 10/12/10		2,784	2,742
5.625%, 01/15/17		2,000	2,228
5.125%, 01/15/20		1,800	1,949
United Mexican States, Ser A MTN
8.000%, 09/24/22		2,267	3,128
6.750%, 09/27/34		2,298	2,827

			74,554

Morocco — 0.2%
Kingdom of Morocco
4.500%, 10/05/20	EUR	1,800	2,137

Nigeria — 0.3%
Afren
11.500%, 02/01/16 (A)		1,150	1,081
Republic of Nigeria
6.750%, 01/28/21 (A)		950	931

5	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2011

Description	Face Amount(1) (Thousands)	Market Value ($ Thousands)

UBS
9.350%, 08/29/10 (A)(C)(D)	750	$506

		2,518

Oman — 0.0%
Blue City Investments
13.750%, 11/07/13 (C)(F)	2,250	113

Pakistan — 0.2%
Republic of Pakistan
7.125%, 03/31/16	910	719
6.875%, 06/01/17	100	76
6.875%, 06/01/17	1,540	1,170

		1,965

Panama — 1.9%
Republic of Panama
9.375%, 04/01/29	3,688	5,541
9.375%, 01/16/23	560	761
8.875%, 09/30/27	1,396	1,996
8.125%, 04/28/34	820	1,115
7.250%, 03/15/15	1,340	1,532
7.125%, 01/29/26	200	251
6.700%, 01/26/36	4,361	5,277
5.200%, 01/30/20	444	486

		16,959

Peru — 1.9%
Banco de Credito del Peru
5.375%, 09/16/20 (A)	757	715
Continental Senior Trustees Cayman
5.500%, 11/18/20 (A)	576	541
Inkia Energy
8.375%, 04/04/21 (A)	460	451
Interoceanica IV Finance
3.955%, 11/30/25 (A)(C)(G)	889	462
3.589%, 11/30/18 (A)(C)(G)	382	304
Peru Enhanced Pass-Through Finance
3.536%, 05/31/18 (A)(C)(G)	508	425
3.502%, 05/31/18 (C)(G)	188	157
Republic of Peru
8.750%, 11/21/33	5,279	7,488
8.375%, 05/03/16	600	732
7.350%, 07/21/25	4,210	5,241
Southern Copper
6.750%, 04/16/40	136	134

		16,650

Philippines — 4.2%
National Power
9.625%, 05/15/28 (C)	1,100	1,480

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Power Sector
7.390%, 12/02/24 (A)		800	$912
7.390%, 12/02/24		700	799
7.250%, 05/27/19 (A)		150	170
Republic of Philippines
10.625%, 03/16/25		2,000	3,020
9.500%, 02/02/30		2,820	4,124
8.375%, 06/17/19		1,400	1,771
7.750%, 01/14/31		3,324	4,267
7.500%, 09/25/24		8,174	9,850
6.375%, 10/23/34		4,118	4,715
5.500%, 03/30/26		2,260	2,365
4.950%, 01/15/21	PHP	27,000	591
4.000%, 01/15/21		2,456	2,431

			36,495

Poland — 1.9%
Polish Television Holding
11.000%, 11/15/14 (A)(E)	EUR	600	813
Republic of Poland
6.375%, 07/15/19		10,152	11,167
5.125%, 04/21/21		1,986	1,981
4.000%, 03/23/21	EUR	736	896
TVN Finance II
10.750%, 11/15/17	EUR	300	415
TVN Finance
10.750%, 11/15/17 (A)	EUR	1,200	1,658

			16,930

Qatar — 1.7%
Qatari Diar Finance
5.000%, 07/21/20 (A)		2,000	2,135
Qtel International Finance
7.875%, 06/10/19		2,250	2,739
6.500%, 06/10/14 (A)		200	218
5.000%, 10/19/25 (A)		637	623
4.750%, 02/16/21 (A)		457	456
4.750%, 02/16/21		290	290
State of Qatar
9.750%, 06/15/30		425	680
6.400%, 01/20/40 (A)		710	864
6.400%, 01/20/40		500	608
5.250%, 01/20/20 (A)		2,792	3,071
5.250%, 01/20/20		2,525	2,778
4.000%, 01/20/15 (A)		300	316

			14,778

Russia — 8.1%
Alfa Bank Via Alfa Bond Issuance
7.875%, 09/25/17 (A)		675	607
7.750%, 04/28/21 (A)		750	641
Alfa Diversified Payment Rights Finance MTN
2.247%, 12/15/11(A)(D)		28	28
Alfa Invest MTN
9.250%, 06/24/13 (A)(C)		750	765
Alfa Issuance MTN
8.000%, 03/18/15		417	398
BOM Capital
6.699%, 03/11/15		1,200	1,123

SEI Institutional International Trust / Annual Report / September 30, 2011	6

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2011

Description	Face Amount(1) (Thousands)	Market Value ($ Thousands)

Edel Capital for Sinek Capital
7.700%, 08/03/15	500	$504
Evraz Group
6.750%, 04/27/18 (A)	896	748
Metalloinvest Finance
6.500%, 07/21/16 (A)	1,220	1,037
MTS International Funding
8.625%, 06/22/20 (A)	1,296	1,283
Novatek Finance
6.604%, 02/03/21 (A)	2,808	2,706
RSHB Capital
7.750%, 05/29/18	650	678
Russian Federation Registered
12.750%, 06/24/28	2,310	3,823
7.500%, 03/31/30	31,805	35,738
Russian Foreign Bond - Eurobond
5.000%, 04/29/20	300	295
5.000%, 04/29/20 (A)	1,500	1,474
3.625%, 04/29/15	300	295
RZD Capital MTN
5.739%, 04/03/17	650	647
SCF Capital
5.375%, 10/27/17 (A)	2,310	2,079
Teorema
11.000%, 10/27/09 (F)	3,400	340
TNK-BP Finance
6.250%, 02/02/15 (A)	202	204
Vimpel Communications
9.125%, 04/30/18 (A)(C)	600	579
9.125%, 04/30/18	850	820
8.250%, 05/23/16	570	546
Vimpel Communications Via VIP
Finance Ireland
7.748%, 02/02/21 (A)	3,436	2,856
VimpelCom Holdings
7.504%, 03/01/22 (A)	1,150	926
VimpelCom Holdings
6.255%, 03/01/17	550	478
Vnesheconombank Via VEB
Finance
6.902%, 07/09/20 (A)	2,985	2,925
6.902%, 07/09/20	1,500	1,470
6.800%, 11/22/25	1,400	1,316
6.800%, 11/22/25 (A)	1,000	942
5.450%, 11/22/17 (A)	700	669
VTB Bank Via VTB Capital
6.551%, 10/13/20 (A)	960	878
VTB Capital
6.875%, 05/29/18	700	707
6.250%, 06/30/35	381	368

		70,893

Saudi Arabia — 0.2%
Dar Al-Arkan International Sukuk
10.750%, 02/18/15 (A)	1,500	1,365

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Senegal — 0.2%
Republic of Senegal
8.750%, 05/13/21		250	$244
8.750%, 05/13/21 (A)		1,210	1,183

			1,427

Serbia — 0.1%
Republic of Serbia
7.250%, 09/28/21 (A)		1,000	931

Singapore — 0.3%
Sea Product
4.536%, 05/14/10 (C)		2,395	2,012
STATS ChipPAC
5.375%, 03/31/16 (A)		176	153
Yanlord Land Group
9.500%, 05/04/17		119	77

			2,242

South Africa — 3.7%
Edcon Proprietary
9.500%, 03/01/18	EUR	100	101
9.500%, 03/01/18 (A)		1,000	810
4.778%, 06/15/14 (D)	EUR	2,400	2,383
Eskom Holdings
5.750%, 01/26/21 (A)		2,450	2,474
Gold Fields Orogen Holdings
4.875%, 10/07/20		1,124	1,035
Myriad International Holding
6.375%, 07/28/17		520	540
6.375%, 07/28/17 (A)		1,459	1,514
Republic of South Africa
10.500%, 12/21/26	ZAR	11,790	1,700
8.500%, 06/23/17		860	1,066
6.875%, 05/27/19		3,297	3,923
6.750%, 03/31/21	ZAR	38,960	4,339
6.500%, 06/02/14		1,895	2,099
6.250%, 03/08/41		1,611	1,796
5.875%, 05/30/22		2,200	2,453
5.500%, 03/09/20		5,364	5,867
Transnet MTN
4.500%, 02/10/16 (A)		560	575

			32,675

South Korea — 0.2%
Export-Import Bank of Korea
8.125%, 01/21/14		720	804
4.375%, 09/15/21		350	330
Republic of Korea
7.125%, 04/16/19		500	605

			1,739

Sri Lanka — 0.4%
Republic of Sri Lanka
7.400%, 01/22/15 (A)		950	979
6.250%, 07/27/21 (A)		1,895	1,822
6.250%, 10/04/20 (A)		900	868

			3,669

7	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2011

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Supra-National — 0.2%
Andina de Fomento
8.125%, 06/04/19		485	$595
European Bank for Reconstruction & Development
7.200%, 06/08/16	IDR	7,320,000	790

			1,385

Thailand — 0.4%
True Move
10.750%, 12/16/13		1,850	1,961
10.375%, 08/01/14		1,500	1,590

			3,551

Trinidad & Tobago — 0.4%
Petroleum of Trinidad & Tobago
9.750%, 08/14/19 (A)(C)		1,090	1,289
6.000%, 05/08/22 (A)(C)		321	314
6.000%, 05/08/22 (C)		1,884	1,846

			3,449

Tunisia — 0.0%
Banque Centrale de Tunisie
8.250%, 09/19/27		200	242

Turkey — 3.2%
Globus Capital Finance
8.500%, 03/05/12		500	485
Republic of Turkey
11.875%, 01/15/30		850	1,392
8.000%, 02/14/34		1,700	2,040
7.500%, 07/14/17		900	1,024
7.500%, 11/07/19		3,630	4,184
7.375%, 02/05/25		2,420	2,766
7.250%, 03/15/15		850	938
7.250%, 03/05/38		2,890	3,208
7.000%, 06/05/20		570	638
7.000%, 09/26/16		938	1,036
7.000%, 03/11/19		550	616
6.875%, 03/17/36		2,320	2,471
6.750%, 05/30/40		2,533	2,641
6.750%, 04/03/18		3,050	3,347
6.000%, 01/14/41		352	335
5.625%, 03/30/21		450	460
Yuksel Insaat
9.500%, 11/10/15		146	123

			27,704

Ukraine — 3.0%
Biz Finance for Ukreximbank
8.375%, 04/27/15		4,771	4,099
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
8.000%, 11/06/15 (C)		215	178
6.800%, 10/04/12		750	733
DTEK Finance
9.500%, 04/28/15 (A)		620	558
Ferrexpo Finance
7.875%, 04/07/16 (A)		538	465

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Financing of Infrastrucural Projects State Enterprise
8.375%, 11/03/17 (A)		550	$506
Government of Ukraine
7.950%, 02/23/21 (A)		250	226
7.750%, 09/23/20 (A)		440	396
7.650%, 06/11/13		950	910
6.875%, 09/23/15 (A)		2,201	2,025
6.875%, 09/23/15		1,186	1,091
6.750%, 11/14/17		1,600	1,444
6.580%, 11/21/16 (A)		590	525
6.580%, 11/21/16		1,600	1,440
6.250%, 06/17/16 (A)		600	533
JSC Commercial Bank
8.000%, 02/06/12		2,750	2,647
Metinvest MTN
8.750%, 02/14/18 (A)		869	725
MHP
10.250%, 04/29/15		368	324
10.250%, 04/29/15 (A)		1,428	1,257
Mriya Agro Holding
10.950%, 03/30/16 (A)		616	619
NAK Naftogaz Ukraine
9.500%, 09/30/14		5,973	5,704
Springvale Holdings
9.181%, 09/07/09 (C)(D)(F)		1,000	75

			26,480

United Arab Emirates — 3.0%
Dolphin Energy
5.888%, 06/15/19 (A)		442	473
5.888%, 06/15/19		486	520
DP World MTN
6.850%, 07/02/37		1,350	1,229
Dubai DOF Sukuk MTN
6.396%, 11/03/14		800	816
Dubai Electricity & Water Authority
8.500%, 04/22/15 (A)		2,000	2,130
8.500%, 04/22/15		1,078	1,148
7.375%, 10/21/20 (A)		2,616	2,524
Dubai Holding Commercial Operations MTN
6.000%, 02/01/17	GBP	700	747
4.750%, 01/30/14	EUR	3,350	3,596
0.629%, 02/01/12 (D)		150	140
Dubai Sukuk Centre
0.713%, 06/13/12 (D)		2,400	2,160
Emirate of Abu Dhabi
7.750%, 10/05/20		1,350	1,343
6.750%, 04/08/19 (A)		470	564
6.750%, 04/08/19		1,000	1,200
6.700%, 10/05/15		300	305
IPIC GMTN MTN
5.000%, 11/15/20		300	308
Jafz Sukuk
3.401%, 11/27/12 (D)	AED	22,400	5,504
MDC-GMTN MTN
5.500%, 04/20/21 (A)		1,350	1,411
3.750%, 04/20/16 (A)		200	207

			26,325

SEI Institutional International Trust / Annual Report / September 30, 2011	8

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2011

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

United Kingdom — 0.1%
Oschadbank Via SSB #1
8.250%, 03/10/16		800	$632

Uruguay — 2.3%
Republic of Uruguay PIK
7.875%, 01/15/33		2,750	3,454
Republic of Uruguay
9.250%, 05/17/17		2,815	3,575
8.000%, 11/18/22		7,557	9,408
7.625%, 03/21/36		2,695	3,328
6.875%, 09/28/25		551	647

			20,412

Venezuela — 4.3%
Government of Venezuela
13.625%, 08/15/18		2,100	1,995
13.625%, 08/15/18		144	137
12.750%, 08/23/22		3,786	3,043
11.950%, 08/05/31		750	547
10.750%, 09/19/13		400	393
9.375%, 01/13/34		830	513
9.250%, 09/15/27		2,235	1,505
9.250%, 05/07/28		1,680	1,033
9.000%, 05/07/23		1,220	756
8.500%, 10/08/14		1,728	1,521
8.250%, 10/13/24		1,800	1,048
7.750%, 10/13/19		1,200	756
7.650%, 04/21/25		1,450	819
7.000%, 03/31/38		100	53
6.000%, 12/09/20		880	493
5.750%, 02/26/16		315	224
Petroleos de Venezuela
12.750%, 02/17/22		1,650	1,204
8.500%, 11/02/17		900	600
8.500%, 11/02/17		380	253
5.500%, 04/12/37		2,000	890
5.375%, 04/12/27		3,855	1,764
5.250%, 04/12/17		4,497	2,530
5.000%, 10/28/15		4,201	2,510
4.900%, 10/28/14		19,481	13,272

			37,859

Vietnam — 0.2%
Republic of Vietnam
6.875%, 01/15/16		350	349
6.750%, 01/29/20		1,200	1,176

			1,525

Total Global Bonds (Cost $797,955) ($ Thousands)			807,840

LOAN PARTICIPATIONS — 2.1%

Angola — 0.1%
Republic of Angola
3.748%, 04/30/16	EUR	1,083	1,344

Description	Face Amount(1) (Thousands)	Market Value ($ Thousands)

Argentina — 0.1%
Endesa Costanera Sociedad Anonima
11.302%, 03/30/12 (C)	440	$440

Brazil — 0.0%
Virgolino de Oliveira
5.257%, 11/03/15	500	487

Indonesia — 0.4%
PT Bumi
7.571%, 08/07/13 (C)	1,743	1,761
7.571%, 03/02/12 (C)	1,749	1,705

		3,466

Mexico — 0.6%
Altos Hornos Promissory Note # 5
0.000%, 04/29/99 (C)(F)	2,500	800
Altos Hornos Promissory Note # 6
0.000%, 04/29/99 (C)(F)	2,500	800
Altos Hornos Promissory Note (Counterparty: Deustche Bank)
0.000%, 12/31/49 (C)(F)	4,500	1,440
Altos Hornos Tranche A (Counterparty: Bank of America)
0.000%, 04/11/04 (C)(F)	6,540	2,093

		5,133

Singapore — 0.9%
Ashmore Cayman SPC No.1
0.000%, 08/31/11 (C)(F)(I)	9,161	4,918
Morton Bay
6.220%, 12/30/09 (C)(I)	3,158	2,616

		7,534

Total Loan Participations (Cost $22,272) ($ Thousands)		18,404

CONVERTIBLE BONDS — 0.4%

China — 0.0%
Sino-Forest CV to 47.2619 Shares
4.250%, 12/15/16	40	10
Sino-Forest CV to 47.2619 Shares
4.250%, 12/15/16 (A)(F)	721	175

		185

India — 0.4%
Firstsource CV to 42,549.14 Shares
5.847%, 12/04/12 (G)	1,800	2,140
Suzlon Energy CV to 22.683 Shares
3.267%, 06/12/12 (G)	810	996

9	SEI Institutional International Trust / Annual Report / September 30, 2011

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2011

Description	Face Amount(1) (Thousands)/Shares		Market Value ($ Thousands)

Suzlon Energy CV to 533.2762 Shares
2.546%, 07/25/14 (G)		$450	$386

Total Convertible Bonds (Cost $3,303) ($ Thousands)			3,707

	Number Of Warrants

WARRANTS — 0.0%

Russia — 0.0%
Teorema Holding A, Expires 10/27/11		226	—
Teorema Holding B, Expires 10/27/11		452	—

Total Warrants (Cost $78) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 0.8%

United States — 0.8%
SEI Liquidity Fund, L.P.
0.130%* † (H)		7,457,238	7,190

Total Affiliated Partnership (Cost $7,457) ($ Thousands)			7,190

TIME DEPOSITS — 3.5%

United States — 3.5%
Brown Brothers Harriman
4.899%, 10/03/11	ZAR	1,315	163
0.279%, 10/03/11	EUR	133	179
0.030%, 10/03/11		29,983	29,983

Total Time Deposits (Cost $30,325) ($ Thousands)			30,325

Total Investments — 99.0% (Cost $861,390) ($ Thousands)			$867,466

A summary of the open futures contracts held by the Fund at September 30, 2011, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Buxl 30 Year Bond	(12)	Dec-2011	$(65)
U.S. 10-Year Treasury Note	5	Dec-2011	5
U.S. Ultra Long Treasury Bond	14	Jan-2012	202

			$142

For the year ended September 30, 2011, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2011, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/4/11	BRL	5,810	USD	3,246	$116
10/4/11-11/3/11	USD	6,675	BRL	11,620	(437)
10/7/11	INR	102,913	USD	2,102	2
10/7/11	MXP	116,403	USD	9,835	1,420
10/7/11-2/6/12	USD	10,182	INR	476,468	(561)
10/14/11-10/27/11	EUR	25,358	USD	35,029	1,014
10/17/11	USD	2,296	EUR	1,688	(32)
10/18/11-11/8/11	KRW	6,632,745	USD	5,780	149
10/27/11	GBP	559	USD	886	16
11/8/11	USD	1,615	KRW	1,723,745	(152)
11/10/11	USD	3,651	MXP	46,111	(329)
11/14/11-5/16/12	CNY	43,564	USD	6,822	(2)
11/14/11-5/16/12	USD	6,791	CNY	43,564	33
11/15/11	MYR	17,218	USD	5,650	261
11/15/11	USD	5,747	MYR	17,218	(357)

					$1,141

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2011, is as follows:

CounterParty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	(4,173)	4,177	$4
Brown Brothers Harriman	(4,343)	4,587	244
Citigroup	(23,421)	23,131	(290)
Deutsche Bank	(8,826)	8,359	(467)
HSBC	(34,085)	35,533	1,448
JPMorgan Chase Bank	(13,108)	13,315	207
UBS	(15,376)	15,370	(5)

			$1,141

A summary of outstanding swap agreements held by the fund at September 30, 2011, is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation ($Thousands)
HSBC	Republic of Korea 5% 06/10/20	Cash Deposit Of Notional Amount	Price Return	06/10/20	KRW	2,217,000	$51
Barclays Bank PLC	Republic of Korea 5% 06/10/20	Cash Deposit Of Notional Amount	Price Return	06/10/20	KRW	2,237,000	26

							$77

SEI Institutional International Trust / Annual Report / September 30, 2011	10

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2011

Percentages are based on a Net Assets of $876,396($ Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2011.

†	Investment in Affiliated Security.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	This security or a partial position of this security is on loan at September 30, 2011. The total market value of securities on loan atSeptember 30, 2011 was $6,215 ($ Thousands) (See Note 9).

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2011 was $34,974($ Thousands) and represented 4.0% of Net Assets.

(D)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2011.

(E)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2011. The coupon on a step bond changes on a specified date.

(F)	Security in default on interest payments.

(G)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(H)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2011 was $7,190 ($ Thousands).

(I)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2011 was $7,534 ($ Thousands) and represented 0.86% of Net Assets.

AED — United Arab Emirates Dirham

ARS — Argentine Peso

BRL — Brazilian Real

CNY — Chinese Yuan

COP — Colombian Peso

CV — Convertible Security

DEM — Deutsche Mark

EUR — Euro

IDR — Indonesian Rupiah

INR — Indian Rupee

KRW — Korean Won

L.P. — Limited Partnership

MTN — Medium Term Note

MXP — Mexican Peso

MYR — Malaysian Ringgit

PHP — Philippine Peso

PIK — Payment-in-Kind

PLC — Public Limited Company

PLN — Polish Zlotty

RUB — Russian Ruble

Ser — Series

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	—	807,840	—	807,840
Convertible Bonds	—	3,707	—	3,707
Warrants	—	—	—	—
Loan Participations	—	—	18,404	18,404
Affiliated Partnership	—	7,190	—	7,190
Time Deposits	—	30,325	—	30,325

Total Investments in Securities	$—	$849,062	$18,404	$867,466

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$142	$—	$—	$142
Forwards	1,141	—	—	1,141
Total Return Swaps	—	77	—	77

Total Other Financial Instruments	$1,283	$77	$—	$1,360

Investments in Securities
Beginning balance as of October 1, 2010	$21.781
Accrued discounts/premiums	103
Realized gain/(loss)	312
Change in unrealized appreciation/(depreciation)	(1,258)
Net purchases/sales	(2,534)
Net transfer in and/or out of Level 3	—

Ending balance as of September 30, 2011	$18,404

Changes in unrealized gains/(losses) included in earnings relatedto securities still held at reporting date.	$(1,387)

For the year ended September 30, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2011, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

11	SEI Institutional International Trust / Annual Report / September 30, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SEI Institutional International Trust, comprising the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (collectively, the “Funds”), as of and for the year ended September 30, 2011, and have issued our report thereon dated November 29, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of September 30, 2011 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

/s/    KPMG LLP

Philadelphia, Pennsylvania

November 29, 2011

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Nominating Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ ROBERT A. NESHER
Robert A. Nesher President & CEO

Date: December 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT A. NESHER
Robert A. Nesher President & CEO

Date: December 5, 2011

By:	/s/ PETER A. RODRIGUEZ
Peter A. Rodriguez Controller & CFO

Date: December 5, 2011